FOR TAX-EXEMPT INCOME



(photo of illustration                                    Tax-Free Arizona Funds
from Tax Exempt                                        Tax-Free California Funds
income Brochure)                                          Tax-Free Colorado Fund
                                                        Tax-Free New Mexico Fund
                                                              Tax-Free Utah Fund


service and guidance



                          professional management










goals


                                                                           1999
                                                                    Semi-Annual
                                                                         Report


TAX-FREE ARIZONA FUND

TAX-FREE ARIZONA INSURED FUND

TAX-FREE CALIFORNIA FUND

TAX-FREE CALIFORNIA INSURED FUND


DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London
professional
                                 professional management
management






MORE THAN 70 YEARS
of investment experience has taught us that disciplined strategies and prudent risk management are a sound approach to any market environment.


                         (various photos demonstrating
                       service and guidance, professional
                              management and goals)




goals


goals

WHATEVER YOUR GOALS,
the years ahead will be shaped by choices you make today. Delaware offers many options that can be an appropriate part of a sound investment plan.


service and
guidance


service and guidance


DELAWARE BELIEVES THAT THE GUIDANCE
of a professional financial adviser is vital to your long-term success. We are committed to providing you and your adviser with the highest quality information and service.

A TRADITION OF SOUND INVESTING


commitment


A Commitment
To Our Investors


Delaware Investments has a tradition of money management that dates back to 1929. We have a long and distinguished history of helping individuals and institutions - including some of America's largest pension funds - reach their financial goals.
   Headquartered in Philadelphia, a block from the nation's oldest stock exchange, the Delaware organization established its first mutual fund in 1938. Delaware International Advisers Ltd., our international affiliate, was established in 1990 and is headquartered in London.
   Delaware Investments offers a full range of mutual funds. We also manage investments for variable annuities and closed-end funds as well as offer a wide range of retirement plan services for individuals and businesses.
   Delaware manages approximately $45 billion in mutual fund assets and institutional advisory accounts for more than half-a-million investors.
   Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

(photo of computer keyboard)

(photo of glasses, pen and keyboard)


Table of Contents


LETTER TO SHAREHOLDERS                                     Page 2
PORTFOLIO MANAGER'S REVIEW                                 Page 4
Tax-Free Arizona Funds                                     Page 6
Tax-Free California Funds                                  Page 7
Tax-Free Colorado Fund                                     Page 8
Tax-Free New Mexico Fund                                   Page 8
Tax-Free Utah Fund                                         Page 9
PERFORMANCE SUMMARY                                        Page 10
STATEMENTS OF NET ASSETS                                   Page 13
FINANCIAL HIGHLIGHTS                                       Page 32


tax-exempt
income
       for
tax-exempt income
        2
                                                                  March 12, 1999


Dear Shareholder:


OVER THE PAST SIX MONTHS, GLOBAL economic uncertainty and foreign credit problems caused investors to flock to the safety and liquidity of U.S. Treasuries. As a result, Treasury prices rose, pushing bond yields to record lows. Municipal bond yields fell, too, but not to the extent Treasuries did.
   We were able to take advantage of unique buying opportunities during the past six months as the gap between yields on municipal bonds and yields on taxable fixed-income securities narrowed significantly. Traditionally, municipal bonds have yielded about 83% of what Treasuries with comparable maturities yielded. In October municipal bond yields were approximately 98% of Treasury yields. Although the gap has widened since then, municipal bonds are still yielding more than 83% of what Treasuries are yielding. (Source:
Municipal Market Data).
   Increased growth in many areas of our nation led to an unusually strong supply of high-grade municipal bonds in 1998. The $284 billion supply last year was the second highest amount on record. Recent state budget surpluses have given municipalities less incentive to issue new debt and issuance of new municipal bonds significantly decreased in the early part of 1999. Reduced supply means that continued demand for state and locally issued bonds could push prices higher.
   We are pleased to report that throughout these conditions, in the first half of fiscal 1999, each of Delaware Investments' western state tax-exempt mutual funds has provided what we consider to be attractive returns.



CUMULATIVE TOTAL RETURNS
--------------------------------------------------------------------------------
                                              Six Months Ended February 28, 1999
--------------------------------------------------------------------------------
Tax-Free Arizona Fund A Class                                  +2.23%
Tax-Free Arizona Insured Fund A Class                          +2.28%
Lipper Arizona Muni Debt Fund Average (39 Funds)               +1.92%
--------------------------------------------------------------------------------
Tax-Free California Fund A Class                               +2.78%
Lipper California Fund Average (110 Funds)                     +2.09%
--------------------------------------------------------------------------------
Tax-Free California Insured Fund A Class                       +2.15%
Lipper California Insured Fund Average (26 Funds)              +2.19%
--------------------------------------------------------------------------------
Tax-Free Colorado Fund A Class                                 +2.16%
Lipper Colorado Municipal Debt Fund Average (28 Funds)         +1.94%
--------------------------------------------------------------------------------
Tax-Free New Mexico Fund A Class                               +1.44%
Tax-Free Utah Fund A Class                                     +2.41%
Lipper Other States Municipal Debt Fund Average (79 Funds)     +1.81%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index                           +2.62%
Lehman Brothers Insured Municipal Bond Index                   +2.54%

The results shown above are based on net asset value and assume reinvestment of distributions. For complete performance for all classes, see pages 10 to 12. The Lehman Brothers Municipal Bond Index and Lehman Brothers Insured Municipal Bond Index are unmanaged and include no management fees or expenses. It is not possible to invest directly in any index. Performance of other Fund Classes varies due to different fees and expenses. Past performance does not guarantee future results.

                                                                      for
                                                               tax-exempt income
                                                                       3


In fact, most of the Funds in this report outperformed their respective peers, according to Lipper Analytical, as you can see in the table on page 2.
   Tax-Free California Fund also outpaced its benchmark, the Lehman Brothers Municipal Bond Index. Although the other Funds fell short of the broad based municipal bond indexes, we attribute this to the fact that these indexes include municipal bonds from all across the country. The environment in individual states plays a crucial role in a state-specific municipal bond fund's performance. This is not always reflected in the performance of the indexes.
   Toward the end of the period we saw growing investor interest in municipal bonds -- a trend we anticipate will continue for a number of reasons:

o Investors are increasingly aware of municipal bonds which continue to sell at attractive levels, and
o Investors seem to recognize that municipal bonds offer the potential to offset continued volatility in equity markets.

   On the following pages, Andrew M. McCullagh, Jr., senior portfolio manager for Delaware Investments' western state tax-exempt mutual funds, discusses in further detail the performance of each Fund over the past six months. I strongly urge you to review his commentary.
   We see the remainder of the fiscal year as a time to be cautiously optimistic. As you and your financial adviser work together to review and possibly revise your investment portfolio, remember that municipal bonds can provide solid opportunities for tax-advantaged investing. State and locally issued bonds can provide an attractive level of current income that is generally exempt from federal taxes and from state income taxes for residents of states where the bonds are issued.
   Thank you for your continued confidence in Delaware Investments. I look forward to reporting to you again in the fall.

Sincerely,



/s/ Jeffrey J. Nick
-------------------------------------
JEFFREY J. NICK
Chairman, President and
Chief Executive Officer
Delaware Investments Family of Funds



Jeffrey J. Nick Named Chairman

On December 17, 1998, Jeffrey J. Nick was named Chairman of the Delaware Investments Family of Funds. He replaces Wayne A. Stork who has retired as Chairman of the Board of Directors, but continues to serve as a Board Member. Mr. Nick was named President and Chief Executive Officer of Delaware Investments Family of Funds in October 1997. He has been CEO of Lincoln National Investment Companies, an indirect parent company of Delaware Investments, since October 1996 and previously managed Lincoln's operations in the United Kingdom. Mr. Nick holds an MBA from the University of Chicago and a Bachelor of Arts degree from Princeton University.

       for
tax-exempt income
        4


Portfolio Manager's Review


BY ANDREW M. MCCULLAGH, JR.
Vice President/Senior Portfolio Manager
March 12, 1999

Municipal bond yields rivaled Treasury yields during the first half of fiscal 1999. As overseas economies fell victim to currency destabilization, investors sought a safe haven for their investments. International investors, who cannot reap the tax benefits of municipal bonds, flocked to U.S. Treasuries. Increased demand for these investments caused 30-year U.S. Treasury yields to drop to a low of 4.72% on October 5th (Source: Bloomberg Business News).
   For municipal bond investors like us, lack of investor interest in municipal bonds provided a unique opportunity. For most of the period, state and locally issued debt has offered, in our view, extremely attractive income compared to Treasuries. In October, 30-year AAA general obligation municipal bonds had a yield of approximately 98% of the yield available from 30-year Treasury bonds (as shown below). This means that municipal bond investors were able to earn almost the same income as Treasury investors - with the added benefit of federal income tax exemption.
   Early in 1999 we began to see a shift toward a more traditional relationship. Although the gap between Treasuries and municipals expanded as 30-year U.S. Treasury yields increased to 5.65% in February, we still believe municipal bonds remain attractively priced compared to Treasuries. As of February 28, 1999 municipal bonds offered income at 89% of the level of U.S. Treasuries (as shown below).

            MUNICIPAL BONDS OFFER GOOD VALUE COMPARED TO TREASURIES
                Income Potential After Taxes, February 28, 1999

Date     Yield Ratio          Date     Yield Ratio          Date     Yield Ratio
 2/28/89      0.81             6/30/92      0.80            11/30/95      0.87
 3/31/89      0.83             7/31/92      0.79            12/31/95      0.88
 4/30/89      0.81             8/31/92      0.82             1/31/96      0.87
 5/31/89      0.81             9/30/92      0.84             2/29/96      0.84
 6/30/89      0.85            10/31/92      0.85             3/31/96      0.86
 7/31/89      0.86            11/30/92      0.82             4/30/96      0.84
 8/31/89      0.85            12/31/92      0.83             5/31/96      0.84
 9/30/89      0.87             1/31/93      0.83             6/30/96      0.83
10/31/89      0.90             2/28/93      0.80             7/31/96      0.82
11/30/89      0.87             3/31/93      0.84             8/31/96      0.81
12/31/89      0.86             4/30/93      0.82             9/30/96      0.80
 1/31/90      0.83             5/31/93      0.82            10/31/96      0.83
 2/28/90      0.82             6/30/93      0.82            11/30/96      0.84
 3/31/90      0.83             7/31/93      0.84            12/31/96      0.82
 4/30/90      0.82             8/31/93      0.87             1/31/97      0.82
 5/31/90      0.82             9/30/93      0.86             2/28/97      0.81
 6/30/90      0.85            10/31/93      0.87             3/31/97      0.81
 7/31/90      0.83            11/30/93      0.86             4/28/97      0.81
 8/31/90      0.81            12/31/93      0.82             5/30/97      0.80
 9/30/90      0.81             1/31/94      0.83             6/30/97      0.80
10/31/90      0.81             2/28/94      0.84             7/31/97      0.82
11/30/90      0.82             3/31/94      0.87             8/29/97      0.81
12/31/90      0.85             4/30/94      0.84             9/30/97      0.82
 1/31/91      0.84             5/31/94      0.81            10/31/97      0.85
 2/28/91      0.84             6/30/94      0.83            11/30/97      0.86
 3/31/91      0.84             7/31/94      0.82            12/31/97      0.85
 4/30/91      0.83             8/31/94      0.82             1/30/98      0.86
 5/31/91      0.82             9/30/94      0.81             2/28/98      0.86
 6/30/91      0.83            10/31/94      0.82             3/31/98      0.87
 7/31/91      0.82            11/30/94      0.84             4/30/98      0.87
 8/31/91      0.83            12/31/94      0.84             5/31/98      0.87
 9/30/91      0.85             1/31/95      0.81             6/30/98      0.90
10/31/91      0.83             2/28/95      0.80             7/31/98      0.89
11/30/91      0.83             3/31/95      0.80             8/31/98      0.94
12/31/91      0.87             4/30/95      0.82             9/30/98      0.97
 1/31/92      0.84             5/31/95      0.85            10/31/98      0.96
 2/29/92      0.83             6/30/95      0.89            11/30/98      0.96
 3/31/92      0.83             7/31/95      0.86            12/31/98      0.97
 4/30/92      0.81             8/31/95      0.88             1/31/99      0.95
 5/31/92      0.82             9/30/95      0.90             2/28/99      0.89
                              10/31/95      0.88


The above chart shows the percentage of income that the average 30-year AAA-rated general obligation bond provided compared to a 30-year U.S. Treasury bond. The U.S. government does not guarantee principal and interest of municipal bonds, unlike Treasuries. Municipal bonds have historically had annual default rates of less than 2%. Source: Municipal Market Data for
                                                               tax-exempt income
                                                                       5


   Early in the year, strong economic data from the fourth quarter of 1998 was released. Investor confidence in the equity markets grew and Treasuries lost some of their bloom. Municipal bond prices remained steady in the beginning of the year, due, in part, to a lack of supply.
   On the pages that follow I will take a closer look at the Funds in the context of their individual state.
   As always, we strive to seek a high level of current income free of federal and state income taxes for residents of the state where the bond is issued. We utilize the following strategies for each Fund:

o A bottom-up research-intensive strategy - We start by evaluating specific bonds rather than focusing on bond sectors, and
o A value-oriented focus - We strive to select "rising stars" - specific bonds that are selling below fair market value and that we anticipate will increase in credit quality.

Looking forward to the remainder of fiscal 1999, we expect to see consumer confidence fade due to a slowing economy. For each of the Funds in this report we plan to either keep the average duration long or lengthen it, as applicable. Duration is a measurement of a bond's sensitivity to interest rate changes. We believe this will put us in an attractive position to increase your Fund's total return if long-term interest rates decline.
   At the same time, securities of longer duration offer potential for attractive levels of current income.

YIELD SUMMARY
CURRENT A CLASS 30-DAY SEC YIELD*
February 28, 1999

Tax-Free Arizona Fund                        4.30%
Tax-Free Arizona Insured Fund                3.49%
Tax-Free California Fund                     4.83%
Tax-Free California Insured Fund             3.60%
Tax-Free Colorado Fund                       4.01%
Tax-Free New Mexico                          4.01%
Tax-Free Utah Fund                           3.79%

*For A Class shares based on Securities and Exchange Commission guidelines. Current 30-day SEC yields for B Class shares are as follows: Tax-Free Arizona Fund 3.72%, Tax-Free Arizona Insured Fund 2.87%, Tax-Free California Fund 4.25%, Tax-Free California Insured Fund 2.98%, Tax-Free Colorado Fund 3.41%, Tax-Free New Mexico Fund 3.40%, Tax-Free Utah Fund 3.19%. Current 30-day SEC yields for C Class shares are as follows: Tax-Free Arizona Fund 3.70%, Tax-Free Arizona Insured Fund 2.87%, Tax-Free California Fund 4.26%, Tax-Free California Insured Fund 3.00%, Tax-Free Colorado Fund 3.41%, Tax-Free New Mexico Fund 3.41%. As of February 28, 1999 there are no assets in Tax-Free Utah Fund Class C.

       for
tax-exempt income
        6


TAX-FREE ARIZONA FUNDS
Booming economic growth in Arizona was a major contributor to Tax-Free Arizona Fund and Tax-Free Arizona Insured Fund's relatively strong performance during the first half of fiscal 1999. Tax-Free Arizona Fund provided a total return of 2.23% (for Class A shares with dividends reinvested at net asset value) for the six months ended February 28, 1999, outperforming its peers in the Lipper Arizona Muni Debt Fund Average (as shown in the table on page 2).
   With an anticipated population boom of 127,500 new residents per year, Arizona is one of the fastest growing U.S. states. Unemployment is at a scant 3.3% - one full percentage point below the national average. Job growth is projected to increase by 3.9% and personal annual income is expected to increase by 8.1% each year until 2002 (Source: Arizona's Economy - Eller Graduate School of Management). We believe that this economic expansion, along with an increased need for schools, roads and housing, sets an attractive stage for Arizona municipal bond investors.
   Hospital revenue bonds and housing bonds account for large sector weightings in each of the Tax-Free Arizona Funds' portfolios at the end of the period. We were able to take advantage of Arizona's soaring construction industry and a consolidation trend within the health care sector.
   In our last annual review of Tax-Free Arizona Insured Fund, we expressed concern that municipal bond markets could be a bit more volatile due to increased issuance of state and local debt - without corresponding increases in investor demand. Given that view, we took a conservative approach and lowered your Fund's duration at that time (duration is a measurement of a bond's sensitivity to interest rate changes). Over the past few months, however, as investor demand for municipal bonds increased, we purchased bonds with slightly longer maturities. This enabled us to increase your Fund's yield while incurring what we believe to be an appropriate level of additional risk.




TAX-FREE ARIZONA FUNDS' PORTFOLIO HIGHLIGHTS
February 28, 1999
                                            Tax-Free           Tax-Free
CREDIT QUALITY                             Arizona Fund    Arizona Insured Fund
--------------------------------------------------------------------------------
AAA                                           34.9%              100%
AA                                            16.1%                0%
A                                             15.2%                0%
BBB                                           12.3%                0%
BB & Unrated                                  21.5%                0%

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
Weighted Average Effective Maturity           15.1 years         8.9 years
Weighted Average Duration                      9.1 years         6.5 years

Approximately 7.70% of the income generated by Tax-Free Arizona Fund and 0.79% of the income generated by Tax-Free Arizona Insured Fund for the six months ended February 28, 1999, was subject to the federal alternative minimum tax.

                                                                      for
                                                               tax-exempt income
                                                                       7


   Tax-Free Arizona Insured Fund provided a total return of +2.28% for the six month period ended February 28, 1999 (for Class A shares at net asset value with distributions reinvested). The Fund's results outpaced its peers in the Lipper Arizona Muni Debt Fund average as shown on page 2.

TAX-FREE CALIFORNIA FUNDS
Tax-Free California Fund performed well as the state enjoyed a booming economy. The Fund provided a +2.78% total return for the six month period ended February 28, 1999 (for Class A shares at net asset value with distributions reinvested). We believe this performance was quite strong, outperforming both the Fund's peers in the Lipper California Fund average and its benchmark - the unmanaged Lehman Brothers Municipal Bond Index (as shown on page 2).
   Tax-Free California Fund's solid performance resulted primarily from our focus on bonds with slightly longer maturities. This strategy allowed us to increase your Fund's total return potential while providing an attractive level of income. We also anticipate this strategy will put us in an attractive position if the economy slows and long-term interest rates decline later in the year.
   Conservative budgeting over the past few years has left California in a strong economic position that we believe bodes well for its ability to meet principal and interest payments. In light of these attributes, there is strong investor demand for California municipal bonds.
   Tax-Free California Insured Fund provided a total return of +2.15% for the six months ended February 28, 1999 (for Class A shares with distributions reinvested). The Fund slightly underperformed its peers in the Lipper California Insured Fund average (as shown on page 2), due mostly to our focus on bonds with shorter durations. We maintain a duration that is relatively shorter than Tax-Free California Fund because a shorter duration is consistent with our conservative investment strategy.

TAX-FREE CALIFORNIA FUNDS' PORTFOLIO HIGHLIGHTS
February 28, 1999
                                           Tax-Free           Tax-Free
CREDIT QUALITY                          California Fund  California Insured Fund
--------------------------------------------------------------------------------
AAA                                            35.3%             100%
AA                                              2.1%               0%
A                                              27.8%               0%
BBB                                            12.7%               0%
Unrated                                        22.1%               0%

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
Weighted Average Effective Maturity            18.7 years        13.5 years
Weighted Average Duration                      10.4 years         9.0 years

Approximately 10.95% of the income generated by Tax-Free California Fund and 18.77% of the income generated by Tax-Free California Insured Fund for the six months ended February 28, 1999, was subject to the federal alternative minimum tax.

       for
tax-exempt income
        8


Although the Fund didn't perform as well as its benchmark, we believe its lower duration could help preserve principal during periods of bond market volatility.
   We believe that during the past six months, high quality California general obligation municipal bonds underperformed other California general obligation municipal bonds for some of the following reasons:

o There are more high quality insured bonds available, somewhat saturating the market and making lower rated bonds more attractive to investors;
o  Non-rated California municipal bonds are improving in quality; and,
o A strong economy leads investors to seek higher yields provided by lower rated municipals.

Remaining consistent with our conservative investment approach, the Fund focused solely on insured bonds which are rated AAA, the highest quality rating available, according to Standard and Poor's.

TAX-FREE COLORADO FUND
Colorado's robust economy helped fuel a growth rate that was twice the national rate. The third fastest growing state in the nation, Colorado exhibits strong personal income growth, large job gains and healthy residential construction (source: Colorado Economic chronicle).
   Tax-Free Colorado Fund provided a total return of +2.16% for the six-month period ended February 28, 1999 (for Class A shares at net asset value with distributions reinvested). The Fund performed well, outpacing the total return of its peers in the Lipper Colorado Municipal Debt Fund average (shown on page
2). We attribute your Fund's strong performance during the past six months to the following factors:

o We have increased your Fund's average duration by slightly more than one year (duration is the measure of a bond's sensitivity to interest rate changes) and
o We purchased securities of slightly lower credit quality. This allows us to increase the Fund's income potential with very little added risk to the portfolio. As of February 28, 1999, 82.6% of the bonds held in the portfolio were rated investment grade, that is, bonds that are rated BBB or better by Standard & Poor's.

TAX-FREE NEW MEXICO FUND
A modest growth rate across the state as a whole has enabled New Mexico to maintain a comfortable level of economic stability. For the six-month period ended February 28, 1999 Tax-Free New Mexico Fund provided a total return of 1.44% (for Class A shares with distributions reinvested at net asset value). We believe the Fund did not perform as well as its peer group in the Lipper Other States Municipal Debt Fund average (as shown on page 2), due mostly to the fact that New Mexico's economy is vastly different than economies in other U.S. states.
   Over the past decade, we have seen retail, manufacturing and technology companies move into New Mexico, leading to broader economic diversification. Historically, however, this area of our nation has relied heavily on revenues from commodity mining. Declining revenues in the natural resource sector have created pockets of economic weakness across the state. Copper prices are at record lows, for
                                                               tax-exempt income
                                                                       9


TAX-FREE COLORADO, TAX-FREE NEW MEXICO AND TAX-FREE UTAH FUNDS' PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
February 28, 1999
                                     Tax-Free        Tax-Free       Tax-Free
CREDIT QUALITY                    Colorado Fund     New Mexico   Fund Utah Fund
AAA                                   21.1%           41.7%          57.5%
AA                                    14.1%           12.5%          15.3%
A                                     18.5%           21.2%           9.7%
BBB                                   28.9%           12.4%           4.9%
Unrated                               17.4%           12.2%          12.6%

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
Weighted Average Effective Maturity   10.6 years      14.1 years      9.7 years
Weighted Average Duration              7.2 years       8.3 years      6.6 years

Approximately 8.19% of the income generated by Tax-Free New Mexico Fund and 13.90% of the income generated by Tax-Free Utah Fund for the six months ended February 28, 1999, was subject to the federal alternative minimum tax. Tax-Free Colorado Fund did not have any income subject to the alternative minimum tax during this period.


causing lay-offs and reduced prosperity in the southwestern portion of the state. In the southeast, where oil and gas production account for a large percentage of employment, the area suffered as gas and oil prices plummeted over the past year.
   We continue to focus on high yielding mortgage securities with good call protection which may enable us to withstand some of the risks of mortgage refinancing. As of February 28, 1999, housing bonds accounted for 26.33% of your Fund's portfolio.

TAX-FREE UTAH FUND
Economic expansion continues in Utah as corporations and residents prepare for the 2002 Winter Olympics. This colossal event has inspired increased interest in Utah, leading to a population growth spurt and a construction boom. Utah boasts extremely low unemployment and a good business environment -- factors that have attracted people to the area. All of this has contributed to rising property values.
   Tax-Free Utah Fund provided an attractive total return of 2.41% for the six-month period ended February 28, 1999 (for Class A shares with dividends reinvested at net asset value), substantially outperforming its peers in the Lipper Other States Municipal Debt Fund average (as shown on page 2).
   When selecting bonds for your Fund, we strive to select bonds that provide a high level of income and that also may have the potential to increase in value. As an individual bond's credit quality improves, there is greater potential for total return. Due to increased interest in Utah, the state's credit quality continues to improve, allowing us to increase both your Fund's total return and income potential.
   Over the next few months we may extend your Fund's duration. We believe this will provide us with the opportunity to increase your Fund's yield with only minimal additional risk.

      for
tax-exempt income
      10


Performance Summary


TAX-FREE ARIZONA FUND
--------------------------------------------------------------------------------
Average Annual Total Returns Through February 28, 1999

                                         Lifetime    One Year
--------------------------------------------------------------------------------
Class A (Est. 3/2/95)
   Excluding Sales Charge                  +9.00%      +5.60%
   Including Sales Charge                  +7.96%      +1.62%
--------------------------------------------------------------------------------
Class B (Est. 6/29/95)
   Excluding Sales Charge                  +7.69%      +4.82%
   Including Sales Charge                  +7.02%      +0.87%
--------------------------------------------------------------------------------
Class C (Est. 5/13/95)
   Excluding Sales Charge                  +7.84%      +4.90%
   Including Sales Charge                  +7.84%      +3.91%




TAX-FREE ARIZONA INSURED FUND
--------------------------------------------------------------------------------
Average Annual Total Returns Through February 28, 1999

                                         Lifetime   Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 4/1/91)
   Excluding Sales Charge                 +7.76%      +5.99%       +5.17%
   Including Sales Charge                 +7.24%      +5.19%       +1.21%
--------------------------------------------------------------------------------
Class B (Est. 3/10/95)
   Excluding Sales Charge                 +6.80%                   +4.48%
   Including Sales Charge                 +6.17%                   +0.48%
--------------------------------------------------------------------------------
Class C (Est. 5/26/94)
   Excluding Sales Charge                 +6.48%                   +4.48%
   Including Sales Charge                 +6.48%                   +3.48%


All performance includes reinvestment of distributions and applicable sales charge as described below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Past performance is not a guarantee of future results. Performance for Class B and C shares excluding sales charge assumes either the investment was not redeemed or that contingent deferred sales charges did not apply. Returns reflect a voluntary expense limitation in effect at the time. Returns would have been lower without the limitation.

Class A shares have a 3.75% maximum front-end sales charge and a 0.25% 12b-1 fee.
Class B shares do not have a front-end sales charge but are subject to a 1% annual distribution fee and service fee. They are also subject to a contingent deferred sales charge of up to 4% if redeemed before the end of the sixth year. Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

                                                                      for
                                                               tax-exempt income
                                                                       11


TAX-FREE CALIFORNIA FUND
--------------------------------------------------------------------------------
Average Annual Total Returns Through February 28, 1999

                                         Lifetime     One Year
--------------------------------------------------------------------------------
Class A (Est. 3/2/95)
   Excluding Sales Charge                  +9.10%      +6.80%
   Including Sales Charge                  +8.06%      +2.81%
--------------------------------------------------------------------------------
Class B (Est. 8/23/95)
   Excluding Sales Charge                  +9.15%      +5.89%
   Including Sales Charge                  +8.46%      +1.89%
--------------------------------------------------------------------------------
Class C (Est. 4/9/96)
   Excluding Sales Charge                  +9.13%      +6.10%
   Including Sales Charge                  +9.13%      +5.10%




TAX-FREE CALIFORNIA INSURED FUND
--------------------------------------------------------------------------------
Average Annual Total Returns Through February 28, 1999

                                         Lifetime    Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 10/15/92)
   Excluding Sales Charge                  +7.16%      +5.98%       +5.45%
   Including Sales Charge                  +6.52%      +5.17%       +1.50%
--------------------------------------------------------------------------------
Class B (Est. 3/1/94)
   Excluding Sales Charge                  +5.52%                   +4.76%
   Including Sales Charge                  +5.19%                   +0.76%
--------------------------------------------------------------------------------
Class C (Est. 4/12/95)
   Excluding Sales Charge                  +6.45%                   +4.69%
   Including Sales Charge                  +6.45%                   +3.69%



Please turn to page 10 for important additional information. All performance includes reinvestment of distributions, and sales charges as described on page
10. Past performance is not a guarantee of future results.

       for
tax-exempt income
        12


TAX-FREE COLORADO FUND
--------------------------------------------------------------------------------
Average Annual Total Returns Through February 28, 1999

                                 Lifetime   Ten Years    Five Years     One Year
--------------------------------------------------------------------------------
Class A (Est. 4/23/87)
   Excluding Sales Charge         +8.20%      +8.17%        +6.52%       +5.18%
   Including Sales Charge         +7.85%      +7.76%        +5.72%       +1.20%
--------------------------------------------------------------------------------
Class B (Est. 3/22/95)
   Excluding Sales Charge         +7.45%                                 +4.48%
   Including Sales Charge         +6.83%                                 +0.48%
--------------------------------------------------------------------------------
Class C (Est. 5/6/94)
   Excluding Sales Charge         +7.04%                                 +4.40%
   Including Sales Charge         +7.04%                                 +3.40%


TAX-FREE NEW MEXICO FUND
--------------------------------------------------------------------------------
Average Annual Total Returns Through February 28, 1999

                                 Lifetime           Five Years        One Year
--------------------------------------------------------------------------------
Class A (Est. 10/5/92)
   Excluding Sales Charge         +7.39%              +6.23%             +4.84%
   Including Sales Charge         +6.75%              +5.42%             +0.93%
--------------------------------------------------------------------------------
Class B (Est. 3/3/94)
   Excluding Sales Charge         +5.69%                                 +4.05%
   Including Sales Charge         +5.37%                                 +0.05%
--------------------------------------------------------------------------------
Class C (Est. 5/7/96)
   Excluding Sales Charge         +7.41%                                 +4.15%
   Including Sales Charge         +7.41%                                 +3.15%


TAX-FREE UTAH FUND
--------------------------------------------------------------------------------
Average Annual Total Returns Through February 28, 1999

                                 Lifetime           Five Years          One Year
--------------------------------------------------------------------------------
Class A (Est. 10/5/92)
   Excluding Sales Charge         +7.79%              +6.28%             +5.58%
   Including Sales Charge         +7.15%              +5.46%             +1.64%
--------------------------------------------------------------------------------
Class B (Est. 5/27/95)
   Excluding Sales Charge         +6.42%                                 +4.79%
   Including Sales Charge         +5.74%                                 +0.80%


Please turn to page 10 for important additional information. All performance includes reinvestment of distributions, and sales charges as described on page
10. Past performance is not a guarantee of future results.

                                                        for tax-exempt income 13


Financial Statements
VOYAGEUR MUTUAL FUNDS, INC.
DELAWARE - VOYAGEUR TAX-FREE ARIZONA FUND
STATEMENT OF NET ASSETS
FEBRUARY 28, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                                                           PRINCIPAL     MARKET
                                                             AMOUNT      VALUE
                                                      --------------------------
MUNICIPAL BONDS - 99.66%
GENERAL OBLIGATION BONDS - 20.61%
Eagle Mountain Community Facility District
   6.50% 7/1/21 ......................................    $1,010,000  $1,104,395
Goodyear, Arizona Community Facilities
   5.00% 7/15/23 .....................................       275,000     262,323
Maricopa County Unified School District #8
   (Osborn) 5.875% 7/1/14 (FGIC) .....................       300,000     328,437
Maricopa County Unified School District
   #40 (Glendale) 6.30% 7/1/11 .......................       500,000     555,150
Phoenix, Arizona 4.75% 7/1/23 ........................     1,000,000     967,710
Scottsdale, Arizona Facilities District
   (VIA Linda Road Community)
   5.75% 7/15/23 .....................................     1,155,000   1,152,055
Tucson, Arizona 5.375% 7/1/20 ........................       250,000     258,023
                                                                      ----------
                                                                       4,628,093
                                                                      ----------
HOSPITALS REVENUE BONDS - 22.77%
Maricopa County, Arizona Hospital Revenue
   (Sun Health Corp.) 6.125% 4/1/18 ..................       600,000     645,030
Maricopa County, Arizona Industrial Development
   (Catholic Healthcare West PJ-A)
   5.00% 7/1/16 ......................................     1,000,000     978,390
Maricopa County, Arizona Industrial Development
   Authority Hospital Facilities Revenue (Mayo
   Clinic Hospital) 5.25% 11/15/37 ...................       750,000     743,798
Mesa, Arizona Individual Development Authority
   Revenue (Lutheran Health Systems)
   Series A-1 5.00% 10/1/19 ..........................     1,000,000     991,240
Show Low, Arizona Industrial Development
   Authority Hospital Revenue (Navapache
   Regional Medical Center) Series A
   5.50% 12/1/18 .....................................       750,000     773,265
Winslow, Arizona Industrial Development Authority
   Hospital Revenue (Winslow Memorial
   Hospital Project) 5.50% 6/1/22 ....................     1,000,000     981,260
                                                                      ----------
                                                                       5,112,983
                                                                      ----------
HOUSING REVENUE BONDS - 18.58%
Maricopa County, Arizona Industrial Development
   Authority Multifamily Family Housing
   Revenue (Pines at Camelback Apartments
   Project A) 5.450% 5/1/28 ..........................       750,000     761,228
Peoria Casa Del Rio Multi Family Housing
   7.30% 2/20/28 .....................................       500,000     548,120
Phoenix Industrial Development Authority
   (Chris Ridge) 6.80% 11/1/25 .......................       125,000     131,973
Pima County, Arizona IDA Revenue Series A
   7.25% 7/1/25 ......................................       725,000     790,178
Pima County Arizona Multifamily Revenue
   (Willowick Apartments Project)
   5.50% 3/1/28 ......................................       500,000     508,845

--------------------------------------------------------------------------------
                                                           PRINCIPAL     MARKET
                                                             AMOUNT      VALUE
                                                      --------------------------
MUNICIPAL BONDS (CONTINUED)
HOUSING REVENUE BONDS (CONTINUED)
Tempe Multifamily Mortgage Revenue IDA
   6.125% 6/1/10 .....................................      $200,000    $213,160
Tucson Industrial Development Authority
   (Los Portales Apartment)
   5.90% 12/20/31 (GNMA) .............................       600,000     630,930
Yavapai County, Arizona Industrial Development
   Authority (Residential Care Facilities -
   Margaret T Morris Center) Series A
   5.40% 2/20/38 (GNMA) ..............................       585,000     587,837
                                                                      ----------
                                                                       4,172,271
                                                                      ----------
LEASE/CERTIFICATES OF PARTICIPATION - 0.96%
Scottsdale Municipal Property (Corporation Lease)
   6.25% 11/1/14 (FGIC) ..............................       100,000     107,939
University of Arizona Certificate of Participation
   6.00% 7/15/23 .....................................       100,000     108,201
                                                                      ----------
                                                                         216,140
                                                                      ----------
POLLUTION CONTROL REVENUE BONDS - 9.38%
Coconimo County, Arizona (PCR Nevada Power)
   6.375% 10/1/36 ....................................     1,250,000   1,353,800
Maricopa County, Arizona (Pollution Control)
   5.75% 11/1/22 .....................................       750,000     753,165
                                                                      ----------
                                                                       2,106,965
                                                                      ----------
POWER AUTHORITY REVENUE BONDS - 0.46%
Salt River Project Series C 5.50% 1/1/28 .............       100,000     102,301
                                                                      ----------
                                                                         102,301
                                                                      ----------
TRANSPORTATION REVENUE BONDS - 7.70%
Phoenix, Arizona (Civic Improvement Airport Revenue
   Senior Lien) Series A 5.00% 7/1/25 ................     1,750,000   1,729,683
                                                                      ----------
                                                                       1,729,683
                                                                      ----------
WATER & SEWER REVENUE BONDS - 11.82%
Gilbert Water & Waste Water Revenue
   6.50% 7/1/22 (FGIC) ...............................       100,000     111,166
Gilbert Water & Waste Water System Revenue
   (Connection Development Fee)
   6.875% 4/1/16 .....................................     1,000,000   1,035,940
Pima, Arizona Metropolitan (Domestic Water
   Revenue) 4.875% 1/1/19 ............................     1,000,000     978,170
Tucson, Water Revenue Series A
   5.75% 7/1/18 ......................................       500,000     528,180
                                                                      ----------
                                                                       2,653,456
                                                                      ----------
OTHER REVENUE BONDS - 7.38%
Guadalupe, Arizona Municipal Property Revenue
   5.30% 7/1/18 ......................................       905,000     903,842
Virgin Islands, Public Finance Authority Revenue
   (Senior Lien) Series A 5.50% 10/1/22 ..............       750,000     752,513
                                                                      ----------
                                                                       1,656,355
                                                                      ----------
Total Municipal Bonds (cost $21,744,657) .............                22,378,247
                                                                      ----------

14 for tax-exempt income


STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                     NUMBER OF          MARKET
                                                      SHARES             VALUE
                                                  ------------------------------
SHORT-TERM INVESTMENTS - 4.70%
Norwest Advantage Municipal
   Money Market Fund .............................   1,055,890      $ 1,055,890
                                                                    -----------
Total Short-Term Investments
   (cost $1,055,890) .............................                    1,055,890
                                                                    -----------
TOTAL MARKET VALUE OF SECURITIES OWNED - 104.36%
   (cost $22,800,547) ........................................       23,434,137
LIABILITIES NET OF RECEIVABLES
   AND OTHER ASSETS - (4.36%) ................................         (979,711)
                                                                    -----------
NET ASSETS APPLICABLE TO 2,029,141 SHARES
   ($.01 par value) outstanding - 100.00% ....................      $22,454,426
                                                                    ===========
NET ASSET VALUE - TAX-FREE ARIZONA FUND A CLASS
   ($16,519,773 / 1,492,714 shares) ..........................           $11.07
                                                                         ======
NET ASSET VALUE - TAX-FREE ARIZONA FUND B CLASS
   ($5,182,489 / 468,577 shares) .............................           $11.06
                                                                         ======
NET ASSET VALUE - TAX-FREE ARIZONA FUND C CLASS
   ($752,164 / 67,850 shares) ................................           $11.09
                                                                         ======
-----------------------------
Summary of Abbreviations:
FGIC -Insured by the Financial Guaranty Insurance Company
GNMA -Insured by the Government National Mortgage Association

COMPONENTS OF NET ASSETS AT FEBRUARY 28, 1999:
Common stock, $.01 par value, 100,000,000,000
   shares authorized to the Fund with 10,000,000,000
   shares allocated to Tax-Free Arizona Fund A Class,
   10,000,000,000 shares allocated to Tax-Free Arizona
   Fund B Class and 10,000,000,000 shares allocated
   to Tax-Free Arizona Fund C Class ..........................      $21,719,714
Distributions in excess of net investment income .............           (1,090)
Accumulated net realized gain on investments .................          102,212
Net unrealized appreciation of investments ...................          633,590
                                                                    -----------
Total net assets .............................................      $22,454,426
                                                                    ===========
NET ASSET VALUE AND OFFERING PRICE - TAX-FREE
   ARIZONA FUND A CLASS
Net asset value per share (A) ................................           $11.07
Sales charge (3.75% of offering price or 3.88% of amount
   invested per share) (B) ...................................             0.43
                                                                         ------
Offering price ...............................................           $11.50
                                                                         ======
-----------------------------
(A) Net asset value per share illustrated is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How to Buy Shares in the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

VOYAGEUR INSURED FUNDS, INC.
DELAWARE-VOYAGEUR TAX-FREE
ARIZONA INSURED FUND
STATEMENT OF NET ASSETS
FEBRUARY 28, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                                                           PRINCIPAL     MARKET
                                                             AMOUNT      VALUE
                                                      --------------------------
  MUNICIPAL BONDS - 98.88%
  GENERAL OBLIGATION BONDS - 32.30%
**Cave Creek Unified School District
   #93, Inverse Floater
   7.57% 7/1/11(FGIC) ...............................  $1,500,000    $ 1,642,800
  Chandler 7.00% 7/1/12 (FGIC) ......................   1,000,000      1,075,090
  Cochise County Unified School District (FGIC)
   7.50% 7/1/10 .....................................   1,000,000      1,282,410
**Glendale Unified School District #205,
   Inverse Floater 7.77% 7/1/11 .....................   2,600,000      2,933,710
  Maricopa County Chandler Unified School
   District #80 5.80% 7/1/12 (FGIC) .................     635,000        685,260
   5.85% 7/1/13 .....................................   1,380,000      1,487,005
   6.00% 7/1/13 .....................................   2,400,000      2,698,848
  Maricopa County Gilbert Unified School District
   #41 6.25% 7/1/15 (FSA) ...........................   1,250,000      1,421,175
  Maricopa County Kyrene Unified School District
   #28 5.90% 7/1/10 (FGIC) ..........................   2,000,000      2,151,780
  Maricopa County Madison Unified School District
   #38 5.80% 7/1/15 (MBIA) ..........................   3,150,000      3,427,767
  Maricopa County Osborn Unified School District
   #28 5.875% 7/1/14 (FGIC) .........................   3,500,000      3,831,765
  Maricopa County Peoria Unified School District
   #11 7.00% 7/1/10 (AMBAC) .........................   1,000,000      1,076,480
   6.10% 7/1/10 .....................................   2,000,000      2,196,620
  Maricopa County Queens Creek Unified School
   District #95 5.70% 7/1/14 (AMBAC) ................   4,440,000      4,761,234
  Maricopa Creighton Elementary Unified School
   District #114 Series 91
   6.50% 7/1/08 (FGIC) ..............................   1,000,000      1,169,190
  Mohave County Unified School District #1
   (Lake Havasu) 5.90% 7/1/15 (FGIC) ................   5,000,000      5,448,950
  Peoria 5.70% 7/1/11 (MBIA) ........................   1,000,000      1,061,370
  Phoenix, Arizona 6.38% 7/1/13 (MBIA) ..............   2,000,000      2,180,240
  Pima County Marana Unified School District #6
   5.75% 7/1/12 (FGIC) ..............................   6,350,000      6,882,829
**Pima County Tucson Unified School District #1
   Inverse Floater 7.57% 7/1/13 (FGIC) ..............   3,000,000      3,259,800
  Pinal County Apache Junction Unified School
   District #43 5.85% 7/1/15 (FGIC) .................   2,000,000      2,173,420
  Santa Cruz County Nogales Unified School
   District #1 6.10% 7/1/14 (AMBAC) .................   1,250,000      1,387,413
  Tucson, Arizona 6.10% 7/1/12 (FGIC) ...............   4,890,000      5,285,992
                                                                     -----------
                                                                      59,521,148
                                                                     -----------
   HIGHER EDUCATION REVENUE BONDS - 6.88%
   Arizona State University System (MBIA)
     6.125% 7/1/15 ..................................   1,500,000      1,590,180
                                                        for tax-exempt income 15


STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                        PRINCIPAL       MARKET
                                                          AMOUNT        VALUE
                                                      --------------------------
  MUNICIPAL BONDS (CONTINUED)
  HIGHER EDUCATION REVENUE BONDS (CONTINUED)
  Glendale, Arizona Development Authority
   Educational Facilities (American Graduate
   School International) 5.875%
   7/1/15 (Connie Lee) ..............................  $3,000,000    $ 3,274,530
   5.625% 7/1/20 ....................................   1,500,000      1,585,080
  Glendale Industrial Development Authority
   (Midwestern University) Series A
   6.00% 5/15/26 (Connie Lee) .......................   2,700,000      2,998,080
  University Of Arizona 6.25% 6/1/11
   (AMBAC) ..........................................   3,000,000      3,237,870
                                                                     -----------
                                                                      12,685,740
                                                                     -----------
  HOSPITAL REVENUE BONDS - 18.39%
  Arizona Health Facilities Hospital Revenue
   4.75% 10/1/30 ....................................   7,500,000      7,078,725
  Maricopa County Hospital District #1
   6.125% 6/1/15 (FGIC) .............................   5,500,000      6,007,650
  Maricopa County Industrial Development
   Authority (Grove Apartments) 6.15%
   7/20/28 (GNMA) ...................................   1,250,000      1,246,100
  Maricopa County Industrial Development
   Authority (Baptist Hospital) 5.50%
   9/1/13 (MBIA) ....................................   3,080,000      3,249,924
   5.50% 9/1/16 .....................................   1,000,000      1,044,300
  Mesa, Arizona Individual Development Authority
   Revenue (Lutheran Health Systems)
   Series A-1 5.00% 10/1/19 .........................   3,000,000      2,973,720
  Mohave County Industrial Development
   Authority (Baptist Hospital)
   5.75% 9/1/26 (MBIA) ..............................   1,100,000      1,187,637
  Mohave County Industrial Development
   Authority (Chris/Silver Ridge)
   6.375% 11/1/31 (GNMA) ............................   1,300,000      1,419,639
  Phoenix, Arizona Industrial Development
   Authority Hospital Revenue (John C.
   Lincoln Health Series B)
   5.75% 12/1/16 ....................................   4,110,000      4,470,447
  Pima County Tucson Medical Center
   6.375% 4/1/12 (MBIA) .............................   1,000,000      1,081,550
  Pima Individual Health Care
   6.75% 7/1/10 (MBIA) ..............................   1,000,000      1,075,460
**Scottsdale Industrial Development Authority
   Hospital Revenue, Inverse Floater
   7.77% 9/1/12 (AMBAC) .............................   1,250,000      1,490,588
  University of Arizona Medical Center
   6.25% 7/1/10 (MBIA) ..............................   1,445,000      1,559,300
                                                                     -----------
                                                                      33,885,040
                                                                     -----------

--------------------------------------------------------------------------------
                                                        PRINCIPAL       MARKET
                                                          AMOUNT        VALUE
                                                      --------------------------
 MUNICIPAL BONDS (CONTINUED)
 HOUSING REVENUE BONDS - 5.30%
 Chandler Industrial Development Authority
   Multifamily Housing 5.90%
   7/20/15 (GNMA) ...................................  $1,060,000    $ 1,104,456
 Maricopa County, Arizona Industrial Development
   Authority Multifamily Housing Revenue (Villas
   De Merced Apartment Project)
   5.45% 12/20/27 (GNMA) ............................     535,000        538,831
   5.50% 12/20/37 ...................................   1,145,000      1,154,011
 Pima County, Arizona Industrial Development
   Authority Revenue Series A
   7.25% 7/1/25 (MBIA) ..............................   1,000,000      1,089,900
 Tucson Industrial Development Authority
   Los Portales Apartment 5.90%
   12/20/31 (GNMA) ..................................   3,670,000      3,859,188
 Yuma Arizona Industrial Development Authority
   Multifamily Revenue (Mortgage-Government
   National Mortgage Association Regency
   Apartments A ) 5.50% 12/20/32 ....................   2,000,000      2,027,540
                                                                     -----------
                                                                       9,773,926
                                                                     -----------

 LEASE/CERTIFICATES OF PARTICIPATION - 3.47%
 Oro Valley Common Trust Funds Partnership
   5.75% 7/1/11 (MBIA) ..............................   1,000,000      1,088,360
   5.75% 7/1/17 .....................................   1,000,000      1,087,710
 Scottsdale Municipal Property Corporation Lease
   6.25% 11/1/14 (FGIC) .............................   3,900,000      4,209,621
                                                                     -----------
                                                                       6,385,691
                                                                     -----------

 POWER AUTHORITY REVENUE BONDS - 1.16%
 Salt River Agricultural Improvement & Power
   Project 6.25% 1/1/19 (FGIC) ......................   2,000,000      2,140,900
                                                                     -----------
                                                                       2,140,900
                                                                     -----------

*PRE-REFUNDED/ESCROWED TO MATURITY - 7.75%
 Arizona Health Facility Authority Phoenix Baptist
   Hospital & Medical Center (Escrowed to
   Maturity) 6.25% 9/1/11 (MBIA) ....................   2,000,000      2,172,300
 Glendale Educational Facilities (American
   Graduate School) 7.00%
   7/1/14-05 (Connie Lee) ...........................   1,000,000      1,177,030
 Maricopa County Paradise Valley Elementary
   School District #69 6.40%
   7/1/10-01 (MBIA) .................................   3,000,000      3,255,090
 Phoenix, Arizona Street & Highway Revenue
   6.50% 7/1/09-02 (FGIC) ...........................   2,000,000      2,212,440
 Salt River Agricultural Improvement & Power
   Project 6.50% 1/1/22-01 (AMBAC) ..................   2,000,000      2,146,460
 Yuma, Arizona 6.125%
   7/1/12-03 (AMBAC) ................................   3,000,000      3,313,890
                                                                     -----------
                                                                      14,277,210
                                                                     -----------

16 for tax-exempt income


STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                        PRINCIPAL       MARKET
                                                          AMOUNT        VALUE
                                                      --------------------------
  MUNICIPAL BONDS (CONTINUED)
  TRANSPORTATION REVENUE BONDS - 7.65%
**Chandler Street & Highway Revenue, Inverse
   Floater 7.02% 7/1/15 (MBIA) .....................  $ 1,000,000  $  1,041,610
  Phoenix, Arizona Civic Improvement Airport
   Revenue Senior Lien (Series A)
   5.00% 7/1/25 (FSA) ..............................    2,250,000     2,223,878
  Puerto Rico Commonwealth Highway &
   Transportation Authority Revenue, Series A
   5.00% 7/1/38 (MBIA) .............................    5,800,000     5,740,434
  Tucson Airport Authority Revenue
   5.70% 6/1/13 (MBIA) .............................    4,750,000     5,088,295
                                                                    -----------
                                                                     14,094,217
                                                                    -----------

  UTILITY REVENUE BONDS - 6.70%
  Mesa, Arizona Utility Systems Revenue
   5.25% 7/1/16 (FGIC) .............................   12,000,000    12,336,360
                                                                    -----------
                                                                     12,336,360
                                                                    -----------

  WATER & SEWER REVENUE BONDS - 4.44%
  Chandler Water & Sewer Revenue
   7.00% 7/1/12 (FGIC) .............................    1,000,000     1,075,090
  Gilbert Water & Waste Water Revenue
   6.50% 7/1/12 (FGIC) .............................    1,000,000     1,119,260
   6.50% 7/1/22 (FGIC) .............................    2,650,000     2,945,898
  Pima County Special Water Improvement District
   6.20% 1/1/11 (FGIC) .............................    1,000,000     1,077,030
  Pima, Arizona Metropolitan Water & Sewer
   4.875% 1/1/19 ...................................    1,000,000       978,170
  Prescott Valley, Arizona Water District Revenue
   4.875% 1/1/19 ...................................    1,000,000       976,940
                                                                    -----------
                                                                      8,172,388
                                                                    -----------

  OTHER REVENUE BONDS - 4.84%
  Lake Havasu, Arizona Excise Tax Revenue
   4.10% 6/1/08 ....................................    1,000,000       991,250
  Maricopa County Stadium District
   5.50% 7/1/13 (MBIA) .............................    2,000,000     2,104,440
  Page, Arizona Municipal Property Excise
   Tax Revenue 4.625% 7/1/19 .......................    2,965,000     2,831,248
**Peoria Municipal Development Facility Revenue,
   Inverse Floater 7.17% 7/1/10 (MBIA) .............    2,750,000     2,989,003
                                                                    -----------
                                                                      8,915,941
                                                                    -----------

  Total Municipal Bonds
   (cost $168,583,174) .............................                182,188,561
                                                                    -----------

TOTAL MARKET VALUE OF SECURITIES OWNED - 98.88%
   (cost $168,583,174) .........................................   $182,188,561
RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES - 1.12% ..................................      2,070,122
                                                                   ------------
NET ASSETS APPLICABLE TO 15,949,143 SHARES
   ($.01 PAR VALUE) OUTSTANDING - 100.00% ......................   $184,258,683
                                                                   ============
NET ASSET VALUE - TAX-FREE ARIZONA INSURED
   FUND A CLASS ($177,103,440 / 15,329,784 SHARES) .............         $11.55
                                                                         ======
NET ASSET VALUE - TAX-FREE ARIZONA INSURED
   FUND B CLASS ($5,757,749 / 498,464 SHARES) ..................         $11.55
                                                                         ======
NET ASSET VALUE - TAX-FREE ARIZONA INSURED
   FUND C CLASS ($1,397,494 / 120,895 SHARES) ..................         $11.56
                                                                         ======
COMPONENTS OF NET ASSETS AT FEBRUARY 28, 1999:
Common stock, $.01 par value, 10,000,000,000 shares
   authorized to the Fund with 1,000,000,000 shares
   allocated to Tax-Free Arizona Insured Fund A Class,
   1,000,000,000 shares allocated to Tax-Free
   Arizona Insured Fund B Class and 1,000,000,000
   shares allocated to Tax-Free Arizona Insured
   Fund C Class ................................................   $172,556,357
Distributions in excess of net investment income ...............           (253)
Accumulated net realized loss on investments ...................     (1,902,808)
Net unrealized appreciation of investments .....................     13,605,387
                                                                   ------------
Total Net Assets ...............................................   $184,258,683
                                                                   ============
------------------------
 *For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.
**Inverse Floaters represent a security that pays interest at rates that increase (decrease) with a decrease (increase) in a specific index. Interest rates disclosed are in effect February 28, 1999.

Summary of Abbreviations:
AMBAC      - Insured by the AMBAC Indemnity Corporation
Connie Lee - Insured by the College Construction Insurance Association
FGIC       - Insured by the Financial Guaranty Insurance Company
FSA        - Insured by Financial Security Assurance
GNMA       - Insured by the Government National Mortgage Association
MBIA       - Insured by the Municipal Bond Insurance Association

NET ASSET VALUE AND OFFERING PRICE -
   TAX-FREE ARIZONA INSURED FUND A CLASS
Net asset value per share (A) ..................................         $11.55
Sales charge (3.75% of offering price or 3.90% of
   amount invested per share) (B) ..............................           0.45
                                                                         ------
Offering price .................................................         $12.00
                                                                         ======
(A) Net asset value per share illustrated is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How to Buy Shares in the current prospectus for purchases of $100,000 or more.

                            See accompanying notes.

                                                        for tax-exempt income 17


VOYAGEUR MUTUAL FUNDS, INC.
DELAWARE-VOYAGEUR TAX-FREE CALIFORNIA FUND
STATEMENT OF NET ASSETS
FEBRUARY 28, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                                                          PRINCIPAL      MARKET
                                                            AMOUNT       VALUE
                                                      --------------------------
MUNICIPAL BONDS - 98.90%
GENERAL OBLIGATION BONDS - 1.98%
California State Veterans Bonds (Series BH)
   5.40% 12/1/15 (FSA) ...............................   $150,000     $  154,301
Fowler, California School District
   5.20% 7/1/20 ......................................    500,000        521,705
                                                                      ----------
                                                                         676,006
                                                                      ----------

HIGHER EDUCATION REVENUE BONDS - 1.50%
Community Colleges (Hayward Foundation Auxillary
   Organization) 5.25% 8/1/25 (MBIA) .................    500,000        509,620
                                                                      ----------
                                                                         509,620
                                                                      ----------

HOSPITAL REVENUE BONDS - 29.53%
California Health Facilities (Valleycare Hospital)
   5.50% 5/1/20 ......................................    250,000        258,435
California Health Facilities Finance Authority
   Revenue (Catholic Healthcare West Series A)
   5.00% 7/1/28 ......................................  1,500,000      1,450,620
California Health Facilities Finance Authority
   Revenue (Northern California Presbyterian)
   5.40% 7/1/28 ......................................    500,000        501,050
Intercommunity Hospital Financing Authority
   California 5.25% 11/1/19 ..........................  2,000,000      1,992,360
Mendocino Coast Health Care District
   5.88% 2/1/20 ......................................    100,000        106,447
North Kern South Tulare,California Hospital
   District Health Facility Revenue
   6.00% 4/1/20 ......................................    250,000        259,755
Northern Inyo County, California Local Hospital
   District Revenue 5.30% 12/1/28 ....................  1,370,000      1,367,849
Rancho Mirage Joint Power Financing Authority
   (Eisenhower Medical Center)
   5.38% 7/1/22 (MBIA) ...............................    100,000        102,664
San Benito,California Health Care Revenue
   5.45% 10/1/28 .....................................  2,500,000      2,422,125
Sierra View Local Health Care District
   California Revenue 5.25% 7/1/18 ...................  1,500,000      1,485,510
Stockton,California Health Facilities
   (Dameron Hospital Association Series A)
   5.70% 12/1/14 .....................................    100,000        103,817
Valleycare Hospital California Health Facilities
   Finance Authority Revenue 6.75% 6/1/15 ............     40,000         43,079
                                                                      ----------
                                                                      10,093,711
                                                                      ----------

HOUSING REVENUE BONDS - 17.33%
Abag, California Finance Authority Multifamily
   Housing Revenue (Sundale Arms
   Apartments PJ-A) 5.20% 3/1/29 .....................  1,875,000      1,852,538
California Housing Financing Agency Home
   Mortgage Revenue (Series 96H)
   6.25% 8/1/27 (FHA) ................................     95,000        100,675

--------------------------------------------------------------------------------
                                                         PRINCIPAL       MARKET
                                                           AMOUNT        VALUE
                                                     ---------------------------
MUNICIPAL BONDS (CONTINUED)
HOUSING REVENUE BONDS (CONTINUED)
California Housing Financing Agency Home
   Mortgage Revenue (Series 96K) 6.15%
   8/1/16 (MBIA) ....................................  $  450,000     $  476,321
California Housing Finance Agency Single Family
   6.00% 8/1/20 (MBIA) ..............................      95,000        100,672
California Statewide Communities Development
   Authority 5.25% 5/15/25 ..........................     750,000        768,023
Chula Vista, California Multifamily Housing
   Revenue (Gateway Town Center Series A)
   5.30% 7/1/32 .....................................   1,000,000      1,009,560
Fairfield, California Housing Revenue Authority
   (Creekside Estate Mobile) 5.63% 9/1/23 ...........   1,000,000      1,000,080
Fresno, California Multifamily Housing Revenue
   (Woodlands Apartments Project A)
   6.65% 5/20/17 (GNMA) .............................     100,000        112,140
Los Angeles, California Housing Authority
   Multifamily Housing Revenue (The Palms
   Apartments) Series E 5.30% 7/1/18 ................     500,000        505,480
                                                                      ----------
                                                                       5,925,489
                                                                      ----------
LEASE/CERTIFICATES OF PARTICIPATION - 8.74%
Alameda City Hall Redevelopment
   6.20% 5/1/25 .....................................      50,000         53,292
Bakersfield, California Certificates of Participation
   Convention Center Expansion Project
   5.80% 4/1/17 (MBIA) ..............................     350,000        382,214
California State Public Works (California State
   University Series C) 5.40% 10/1/22 ...............     300,000        308,757
Hayward Civic Center Project
   5.25% 8/1/26 (MBIA) ..............................     100,000        101,779
Moreno Valley, California School District
   5.60% 3/1/17 .....................................     100,000        105,735
San Diego California, Certificate of Participation
   5.70% 2/1/28 .....................................   1,500,000      1,501,200
San Jose Convention Center Finance Authority
   Revenue 6.38% 9/1/13 .............................     100,000        107,695
Santa Monica Parking Authority Lease Revenue
   6.38% 7/1/16 .....................................     100,000        108,816
Shafter Powers Finance Lease Revenue
   6.05% 1/1/17 .....................................     100,000        107,539
West Basin, California Municipal Water District
   Revenue Certificate of Participation Refunding
   1992 Series A 5.50% 8/1/22 .......................     200,000        210,360
                                                                      ----------
                                                                       2,987,387
                                                                      ----------

18 for tax-exempt income


STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                         PRINCIPAL       MARKET
                                                           AMOUNT        VALUE
                                                     ---------------------------
 MUNICIPAL BONDS (CONTINUED)
 POLLUTION CONTROL REVENUE BONDS - 1.49%
 California Pollution Control Authority Facilities
   Revenue (Mobil Oil Project)
   5.50% 12/1/29 ....................................    $500,000     $  510,925
                                                                      ----------
                                                                         510,925
                                                                      ----------
*Pre-Refunded Bonds - 0.50%
 Berkeley Alta Bates Healthcare
   6.55% 12/1/22-02 .................................     100,000        112,178
 California State Public Works
   6.38% 10/1/19-04 .................................      50,000         57,499
                                                                      ----------
                                                                         169,677
                                                                      ----------

 TRANSPORTATION REVENUE BONDS - 1.21%
 Foothill/Eastern Transportation Corridor Agency
   California Toll Road Revenue (Series 95A)
   6.00% 1/1/34 .....................................     100,000        109,043
 San Joaquin Hills, California Transportation
   Corridor Agency Toll Road Revenue
   5.25% 1/15/30 ....................................     300,000        305,532
                                                                      ----------
                                                                         414,575
                                                                      ----------

 OTHER REVENUE BONDS - 36.62%
 California Public Works Board Lease Revenue
   5.63% 3/1/19 .....................................     190,000        203,490
 Carson Redevelopment Agency Revenue
   6.38% 10/1/16 ....................................     100,000        107,627
 Davis Unified School District Community
   Facilities District (Special Tax) 5.50%
   8/15/26 (MBIA) ...................................     100,000        104,389
 Dixon Redevelopment Agency
   6.00% 9/1/24 .....................................      50,000         52,401
 El Monte California Public Authority Tax Allocation
   Special Term (Multiple Redevelopment Project)
   5.75% 6/1/28 .....................................     880,000        872,520
 Escondido, California Improvement Bond
   Act 1915 5.63% 9/2/18 ............................     500,000        512,245
 La Mirada, California Redevelopment Agency
   Special Tax (Community Facilities District
   Number 89-1) 5.70% 10/1/20 .......................     500,000        506,400
 La Quinta, California Redevelopment Agency Tax
   Allocation (Redevelopment Area Project
   Number 1) 5.20% 9/1/28 (AMBAC) ...................     500,000        503,620
 Lake Elisnore, California Public Financing Authority
   Local Agency Revenue (Series G)
   5.80% 9/2/15 .....................................   1,125,000      1,117,924

--------------------------------------------------------------------------------
                                                         PRINCIPAL       MARKET
                                                           AMOUNT        VALUE
                                                     ---------------------------
MUNICIPAL BONDS (CONTINUED)
OTHER REVENUE BONDS (CONTINUED)
Lake Elisnore, California Public Financing Authority
   Tax Allocation (Series A) 5.50% 9/1/30 .........   $1,000,000   $1,006,770
Long Beach, California Harbor Revenue
   5.38% 5/15/20 ..................................      250,000      254,205
Los Alamitos Unified School District Series
   (Certified Facilities District No 90-1)
   6.25% 8/15/23 ..................................       50,000       53,599
Ontario, California Community Facilities District
   (No. 5 Special Tax Freeway Interchange
   Project) 6.38% 9/1/17 ..........................      250,000      268,113
Rancho Cucamonga Redevelopment Housing
   Set Aside 5.25% 9/1/26 .........................      100,000      101,795
Rancho Mirage, California Improvement Board
   6.10% 9/2/11 ...................................      495,000      512,404
Sacramento County, California Special Tax
   (Community Facilities District Number 1)
   5.70% 12/1/20 ..................................      500,000      510,015
San Diego California Special Tax Refund
   (Community Facilities District Number 1)
   4.75% 9/1/20 ...................................    3,000,000    2,905,707
San Marcos, California Redevelopment Agency
   Tax Allocation Affordable Housing Project
   (Series A) 5.65% 10/1/28 .......................      500,000      514,415
San Marcos,California Redevelopment Agency Tax
   Allocation Affordable Housing Project (Series A)
   6.00% 10/1/27 ..................................      530,000      554,475
Santa Ana, California Financing Authority
   Revenue (Inner City Commuter Series 7C)
   5.60% 9/1/19 ...................................      600,000      613,272
South San Francisco, California Financing Authority
   Revenue 5.00% 9/1/18 ...........................      750,000      738,075
Whittier, California Redevelopment Agency
   5.75% 11/1/28 ..................................      500,000      505,390
                                                                   ----------
                                                                      12,518,851
                                                                     -----------
Total Municipal Bonds (cost of $33,292,201)                           33,806,241
                                                                     -----------
                                                         NUMBER OF
                                                          SHARES
                                                         ---------
SHORT-TERM INVESTMENTS - 1.69%
Norwest Advantage Municipal Money
   Market Fund ....................................       576,848        576,848
                                                                     -----------
Total Short-Term Investments
   (cost $576,848).................................                      576,848
                                                                     -----------
                                                        for tax-exempt income 19








STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES OWNED - 100.59%
   (COST $33,869,049) ............................................  $34,383,089
LIABILITIES NET OF RECEIVABLES
   AND OTHER ASSETS - (0.59%) ....................................     (200,781)
                                                                    -----------
NET ASSETS APPLICABLE TO 3,040,393 SHARES
   ($.01 PAR VALUE) OUTSTANDING - 100.00% ........................  $34,182,308
                                                                    ===========
NET ASSET VALUE - TAX-FREE CALIFORNIA FUND A CLASS
   ($19,962,657/1,777,359 SHARES) ................................       $11.23
                                                                         ======
NET ASSET VALUE - TAX-FREE CALIFORNIA FUND B CLASS
   ($11,304,599/1,003,650 SHARES) ................................       $11.26
                                                                         ======
NET ASSET VALUE - TAX-FREE CALIFORNIA FUND C CLASS
   ($2,915,052/259,384 SHARES) ...................................       $11.24
                                                                         ======
------------------------
*For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is prefunded.

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
FHA   - Insured by the Federal Housing Authority
FSA   - Insured by the Financial Security Assurance
GNMA  - Insured by the Government National Mortgage Association
MBIA  - Insured by the Municipal Bond Insurance Association

COMPONENTS OF NET ASSETS AT FEBRUARY 28,1999:
Common stock, $.01 par value, 100,000,000,000 shares
   authorized to the Fund with 10,000,000,000 shares
   allocated to Tax-Free California Fund A Class 10,000,000,000 shares allocated to Tax-Free California Fund B Class and
   10,000,000,000 shares allocated to Tax-Free California
   Fund C Class .................................................   $33,523,428
Undistributed net investment income .............................           129
Accumulated net realized gain of investments ....................       144,711
Net unrealized appreciation of investments ......................       514,040
                                                                    -----------
Total Net Assets ................................................   $34,182,308
                                                                    ===========
NET ASSET VALUE AND OFFERING PRICE -
   TAX-FREE CALIFORNIA FUND A CLASS
Net asset value per share (A) ...................................        $11.23
Sales charge (3.75% of offering price or 3.92% of
 amount invested per share) (B) .................................          0.44
                                                                         ------
Offering price ..................................................        $11.67
                                                                         ======
----------
(A) Net asset value per share illustrated is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How to Buy Shares in the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

VOYAGEUR INVESTMENT TRUST
DELAWARE-VOYAGEUR TAX-FREE
CALIFORNIA INSURED FUND
STATEMENT OF NET ASSETS
FEBRUARY 28, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                                                        PRINCIPAL        MARKET
                                                          AMOUNT         VALUE
                                                     ---------------------------
MUNICIPAL BONDS - 97.88%
GENERAL OBLIGATION BONDS - 2.73%
Escondido California High School District
   (Capital Appreciation-Refunded) Zero
   Coupon 11/1/20 (MBIA) ............................  $3,000,000       $997,200
                                                                       ---------
                                                                         997,200
                                                                       ---------

HOSPITAL REVENUE BONDS - 8.53%
California Health Facilities (Catholic Healthcare
   West)6.00% 7/1/17 (MBIA) .........................   1,000,000      1,111,760
California Health Facilities Financial Authority
   Revenue (Insured Little Company Mary
   Health Service) 4.50% 10/1/28 (AMBAC) ............   1,000,000        911,680
California Health Facilities (San Diego Hospital)
   6.20% 8/1/12 (MBIA) ..............................   1,000,000      1,090,960
                                                                       ---------
                                                                       3,114,400
                                                                       ---------

HOUSING REVENUE BONDS - 21.30%
California Housing Finance Agency 1994 Series E
   6.75% 8/1/26 (MBIA) ..............................   1,000,000      1,073,130
California Housing Finance Agency Home Mortgage
   Revenue Series 96E 6.05% 8/1/16 (MBIA) ...........   1,000,000      1,051,940
California Housing Financing Agency Home Mortgage
   Revenue Series 96K 6.15% 8/1/16 (MBIA) ...........   1,100,000      1,164,339
California Housing Finance Agency Revenue Series F
   6.00% 8/1/17 (MBIA) ..............................   1,000,000      1,053,890
California Housing Finance Agency (Single Family)
   6.00% 8/1/20 (MBIA) ..............................     995,000      1,033,208
California Rural Home Mortgage Finance Authority
   (Single Family Mortgage Revenue)
   7.95% 12/1/24 (AMBAC) ............................   1,295,000      1,281,143
Fresno, California Multifamily Housing Revenue
   (Woodlands Apartments Project-A)
   6.65% 5/20/17 (GNMA) .............................   1,000,000      1,121,400
                                                                       ---------
                                                                       7,779,050
                                                                       ---------

LEASE/CERTIFICATES OF PARTICIPATION - 31.23%
Anaheim California Public Financing Authority
   Lease Revenue Capital Appreciation
   (Sublease-Public Imports Project-C) Zero Coupon
   9/1/22 (FSA) .....................................   4,000,000      1,192,000
Bakersfield, California Certificates of Participation
   (Convention Center Expansion Project)
   5.80% 4/1/17 (MBIA) ..............................   1,000,000      1,092,040
El Monte, California Certificates Partnership
   (Department of Public Social Services Facilities)
   4.75% 6/1/30 (AMBAC) .............................   2,000,000      1,912,100
Inland Empire Solid Waste Authority
   6.00% 8/1/16 (FSA) ...............................   1,500,000      1,639,065
Ontario Redevelopment Cimarron Project
   6.25% 8/1/15 (MBIA) ..............................   1,000,000      1,081,620
San Francisco California School District Certificates
   Partnership 4.75% 8/1/19 (AMBAC) .................   1,000,000        962,020

20 for tax-exempt income

--------------------------------------------------------------------------------

                                                          Principal     Market
                                                           Amount        Value
                                                           ------        -----
   MUNICIPAL BONDS (CONTINUED)
   LEASE/CERTIFICATES OF PARTICPATION (CONTINUED)
   San Luis Obispo, California Capital Revenue
     6.375% 6/1/14 (AMBAC) ...........................   $1,000,000  $ 1,110,380
   Santa Barbara, California Water Revenue
     6.70% 4/1/27 (AMBAC) ............................    1,000,000    1,094,820
   Santa Clara, California Finance Authority
     7.75% 11/15/11(AMBAC) ...........................    1,000,000    1,320,890
                                                                      ----------
                                                                      11,404,935
                                                                      ----------
*PRE-REFUNDED/ESCROWED TO MATURITY BONDS - 2.74%
   San Francisco California City & County
     Redevelopment Agency Hotel
     6.75% 7/1/25 - 04 (FSA) .........................      860,000      999,870
                                                                      ----------
                                                                         999,870
                                                                      ----------
   TRANSPORTATION REVENUE BONDS - 11.19%
   Alameda Corridor Transportation Authority
     California Revenue (Senior Lien-Server A)
     5.00% 10/1/29 (MBIA) ............................    1,000,000      992,210
   Los Angeles County California Metropolitan
     Transportation Authority
     Sales Tax Revenue 4.75% 7/1/22 (FSA) ............    1,000,000      964,400
   San Francisco, California City & County
     International Airport Revenue (AMT Special
     Facilities Lease-SFO Fuel-A)
     5.25% 1/1/21 (AMBAC) ............................    1,000,000    1,013,950
   San Francisco City & County International Airport
     Revenue 6.00% 5/1/14 (FGIC) .....................    1,000,000    1,117,880
                                                                      ----------
                                                                       4,088,440
                                                                      ----------
   WATER & SEWER REVENUE BONDS - 5.59%
   Calaveras County, California Water
     District Revenue(Certificates Partnership
     Jenny Lind Water Treatment)
     6.125% 9/1/17 (AMBAC) ...........................    1,000,000    1,115,820
   San Diego County California Water Authority
     Revenue (Certificates Partnership Service A)
     4.50% 5/1/24 (FGIC) .............................    1,000,000      926,110
                                                                      ----------
                                                                       2,041,930
                                                                      ----------
   Other Revenue Bonds - 14.57%
   Jurupa, California Community Services District
     Special Tax (Community Facilities District
     Number 1) 4.75% 9/1/18 (FSA) ....................    1,000,000      971,510
   Rancho, California Water District Financing
     Authority Revenue Referendum
     5.9% 11/1/15 (FGIC) .............................    1,000,000    1,106,200
   San Francisco, California City & County
     Redevelopment Agency
     6.75% 7/1/25 (AMBAC) ............................      140,000      158,685
   Santa Clara, California Bayshore North Project
     5.75% 7/1/14 (AMBAC) ............................    1,000,000    1,073,760
   Upland, California Community Redevelopment
     Agency (Tax Allocation A Mergeed Project)
     4.85% 9/1/23 (AMBAC) ............................    1,000,000      976,190
   Windsor, California Redevelopment Agency Tax
     Allocation (Windsor Redevelopment Project)
     4.875% 9/1/24 (MBIA) ............................    1,055,000    1,033,130
                                                                      ----------
                                                                       5,319,475
                                                                      ----------
   TOTAL MUNICIPAL BONDS (cost $33,598,408) ..........                35,745,300
                                                                      ----------

                                                         Number of     Market
                                                          Shares        Value
                                                          ------        -----
SHORT-TERM INVESTMENTS - 0.55%
Norwest Advantage Municipal Money
   Market Fund ........................................   201,298    $  201,298
                                                                     -----------
Total Short-Term Investments (cost $201,298) ..........                 201,298
                                                                     -----------

TOTAL MARKET VALUE OF SECURITIES OWNED - 98.43%
   (cost $33,799,706) .................................              35,946,598
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 1.57%                 574,124
                                                                     ----------
NET ASSETS APPLICABLE TO 3,283,227 SHARES
   ($.01 PAR VALUE) OUTSTANDING - 100.00% .............             $36,520,722

NET ASSET VALUE - TAX-FREE CALIFORNIA INSURED FUND
   A CLASS ($28,823,859 / 2,591,239 SHARES) ...........                 $ 11.12
                                                                        =======
NET ASSET VALUE - TAX-FREE CALIFORNIA INSURED FUND
   B CLASS ($7,215,398 / 648,538 SHARES) ..............                 $ 11.13
                                                                        =======
NET ASSET VALUE - TAX-FREE CALIFORNIA INSURED FUND
   C CLASS ($481,465 / 43,450 SHARES) .................                 $ 11.08
                                                                        =======

----------
*For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT   - Alternative Minimum Tax
FGIC  - Insured by the Financial Guaranty Insurance Company
FSA   - Insured by the Financial Security Assurance
GNMA  - Insured by the Government National Mortgage Association
MBIA  - Insured by the Municipal Bond Insurance Association

COMPONENTS OF NET ASSETS AT FEBRUARY 28, 1999:
Common stock, $.01 par value, 10,000,000,000
   shares authorized to the Fund with
   1,000,000,000 shares allocated to Tax-Free
   California Insured Fund A Class, 1,000,000,000
   shares allocated to Tax-Free California Insured
   Fund B Class and 1,000,000,000 shares allocated to
   Tax-Free California Insured Fund C Class .....................   $34,186,620
Distributions in excess of net investment income ................        (2,003)
Accumulated net realized gain on investments ....................       189,213
Net unrealized appreciation of investments ......................     2,146,892
                                                                    -----------
Total Net Assets ................................................   $36,520,722
                                                                    ===========

NET ASSET VALUE AND OFFERING PRICE - TAX-FREE
   CALIFORNIA INSURED FUND A CLASS
Net asset value per share (A) ..........................                 $11.12
Sales charge (3.75% of offering price or 3.87% of amount
   invested per share) (B) .............................                   0.43
                                                                         ------
Offering price .........................................                 $11.55
                                                                         ------

----------
(A) Net asset value per share illustrated is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How To Buy Shares in the current prospectus for purchases of $100,000 or more.

                             See accompanying notes
                                                        for tax-exempt income 21


VOYAGEUR MUTUAL FUNDS II, INC.
DELAWARE-VOYAGEUR TAX-FREE COLORADO FUND
STATEMENT OF NET ASSETS
FEBRUARY 28, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                                                    Principal     Market
                                                      Amount       Value
                                                    ---------     ------
   MUNICIPAL BONDS - 98.95%
   GENERAL OBLIGATION BONDS - 15.87%
   Arapahoe, Colorado Water & Sanitation
     Series 1995A 6.00% 12/1/15 .................  $ 8,010,000  $ 8,577,428
     Series 1995A 6.15% 12/1/19 .................   10,075,000   10,865,988
**Arapahoe County, Colorado School District
     Number 5 Cherry Creek 6.92% 12/15/15 .......    3,000,000    3,142,500
  Eagles Nest Metropolitan District Limited Tax
     6.50% 11/15/17 .............................    6,495,000    6,857,811
**El Paso County, Colorado School District
     Number 20 7.72% 12/15/14 ...................    1,250,000    1,389,513
  G V R Metropolitan District
     Series A 6.00% 12/1/15 .....................    7,075,000    7,653,098
     Series A 6.125% 12/1/19 ....................    4,725,000    5,131,397
**Highlands Ranch Metropolitan School District
     Number 2 6.62% 6/15/16 .....................    1,850,000    1,882,801
  Interstate South Metropolitan District
     6.00% 12/1/20 ..............................    8,755,000    9,395,166
  Jefferson County Metropolitan District -
     Section 14, Series A 6.20% 12/1/13 .........    2,250,000    2,468,970
  Morgan County, Colorado School District
     #RE- 3 4.80% 12/1/18 .......................    3,200,000    3,120,032
                                                                 ----------
                                                                 60,484,704
                                                                 ----------

   HIGHER EDUCATION REVENUE BONDS - 1.60%
   Colorado Educational & Cultural Facilities
     Authority Revenue Series A
     4.75% 9/1/28 (AMBAC) .......................    6,490,000    6,117,150
                                                                 ----------
                                                                  6,117,150
                                                                 ----------
   HOSPITAL REVENUE BONDS - 28.51%
   Boulder County, Colorado Hospital Revenue
     Development (Longmont United Hospital)
     5.60% 12/1/27 ..............................    6,765,000    6,851,592
   Boulder County Hospital Revenue
     (Longmont United Project)
     5.875% 12/1/20 .............................    3,250,000    3,354,195
   Colorado Health Facilities Authority (Covenant
     Retirement) 6.75% 12/1/25 ..................    4,150,000    4,623,059
     6.75% 12/1/15 ..............................    1,750,000    1,952,685
   Colorado Health Facilities Authority
     (National Jewish Medical & Research Center)
     5.375% 1/1/16 ..............................    1,000,000    1,010,970
     5.375% 1/1/23 ..............................    5,445,000    5,460,083
     5.375% 1/1/28 ..............................    3,230,000    3,199,347
   Colorado Health Facilities Authority (Parkview
     Hospital) 6.00% 9/1/16 .....................    4,000,000    4,257,000
     6.125% 9/1/25 ..............................    7,750,000    8,270,103
   Colorado Health Facilities Authority (Rocky
     Mountain Adventist Healthcare)
     6.625% 2/1/13 ..............................   13,000,000   13,798,200
     6.625% 2/1/22 ..............................    5,885,000    6,246,339

                                                     Principal      Market
                                                      Amount         Value
                                                     ---------      ------
   MUNICIPAL BONDS (CONTINUED)
   HOSPITAL REVENUE BONDS (CONTINUED)
   Colorado Health Facilities Authority (Vail
     Valley Medical Center Revenue)
     6.50% 1/15/13 ............................   $  2,400,000   $  2,606,520
     6.60% 1/15/20 ............................      6,500,000      7,074,795
**Colorado Health Facilities Authority Revenue
     7.12% 10/1/26 ............................      3,375,000      3,503,216
   Colorado Health Facilities Authority Revenue
     (Baptist Home Association)
     Series A 6.375% 8/15/24 ..................      3,250,000      3,470,968
   Colorado Health Facilities Authority Revenue
     (National Benevolent) Series A
     6.90% 6/1/15 .............................      1,085,000      1,212,715
   Colorado Health Facilities Authority Revenue
     (National Benevolent Association) Series A
     5.20% 1/1/18 .............................        530,000        519,368
     5.25% 1/1/27 .............................      1,330,000      1,295,739
   Colorado Health Facilities Authority Revenue
     (National Benevolent Association)
     Series B 5.25% 2/1/28 ....................      3,700,000      3,603,208
   Colorado Health Facilities Revenue
     Authority (National Jewish Medical &
     Research Center) Series B
     5.375% 1/1/29 ............................      1,820,000      1,784,073
   Colorado Health Facilities Authority Revenue
     (Steamboat Springs Health)
     5.75% 9/15/22 ............................      5,000,000      5,082,800
   Colorado Health Facilities Revenue
     (Parkview Medical Center Income Project)
     5.25% 9/1/15 .............................      1,500,000      1,473,075
     5.30% 9/1/25 .............................      1,500,000      1,468,650
   Colorado Springs (Memorial Hospital)
     6.00% 12/15/24 (MBIA) ....................      8,000,000      8,812,480
   Denver, Colorado Health & Hospital
     5.375% 12/1/18 ...........................      1,000,000        990,910
     5.375% 12/1/28 ...........................      5,000,000      4,930,150
   Gunnison Valley Hospital
     5.625% 7/1/23 ............................        850,000        850,918
   Weld County, Colorado Health Facilities
     Revenue 4.75% 10/1/24 ....................      1,035,000        965,334
                                                                  -----------
                                                                  108,668,492
                                                                  -----------
   HOUSING REVENUE BONDS - 14.81%
   Adams County, Colorado Housing Authority
     Mortgage Revenue (Aztec Villa Apartments
     Project) 5.85% 12/1/27 ...................      1,825,000      1,903,220
   Adams County Housing Authority (Greenbriar
     Project) 6.75% 7/1/21 ....................      1,730,000      1,872,241
   Boulder County, Colorado Housing Authority
     Revenue 4.75% 12/1/28 ....................      2,500,000      2,385,000

22 for tax-exempt income

--------------------------------------------------------------------------------

                                                    Principal     Market
                                                     Amount       Value
                                                    ---------     ------
   MUNICIPAL BONDS (CONTINUED)
   HOUSING REVENUE BONDS (CONTINUED)
   Colorado Housing Finance Authority - Multifamily
     Series A-2 7.15% 11/1/14 ..................  $ 1,445,000  $ 1,629,685
     Series A-3 5.85% 10/1/28 (FHA) ............    4,000,000    4,233,920
     Series A-3 6.25% 10/1/26 ..................    8,530,000    9,177,512
     Series B-3 5.65% 10/1/28 ..................    3,880,000    4,030,854
     Series C-2 7.10% 5/1/15 ...................    1,260,000    1,401,788
     Series C-2 7.45% 6/1/17 ...................      675,000      742,588
     Series C-3 6.10% 10/1/28 ..................    4,120,000    4,409,595
   Colorado Housing Finance Authority -
     Single Family Mortgage
     7.50% 11/1/24 (FHA) .......................    1,965,000    2,127,564
   Colorado State - Single Family Housing
     Authority Senior Revenue 7.10% 6/1/14 .....      860,000      963,768
   Eaglebend, Colorado Affordable Housing
     Corporate Multifamily Revenue Housing
     Project Series A 6.20% 7/1/12 .............    1,000,000    1,060,980
     Series A 6.45% 7/1/21 .....................    1,000,000    1,061,850
     Series A 6.40% 7/1/17 .....................    1,000,000    1,060,390
   Englewood Multifamily (Marks Apartments)
     Series B 6.00% 12/15/18 ...................    8,525,000    8,809,735
     Series 96 6.65% 12/1/26 ...................    5,700,000    6,183,132
   Pueblo County Single Family Mortgage Revenue
     Series 1994A 7.05% 11/1/27 (GNMA) .........    3,190,000    3,392,948
                                                                ----------
                                                                56,446,770
                                                                ----------
   LEASE/CERTIFICATES OF PARTICIPATION - 5.19%
   Colorado Post Secondary Education Auraria
     Foundation Project 6.00% 9/1/15 (FSA) .....    1,000,000    1,090,120
   Conejos & Alamosa Counties, Colorado School
     District Certificates of Participation
     6.50% 4/1/11 ..............................    1,780,000    1,873,414
   Greeley Building Authority 6.10% 8/15/16 ....    2,600,000    2,771,080
**Jefferson County, Colorado Certificates of
     Participation 7.12% 12/1/09 (MBIA) ........    5,000,000    5,619,800
   Lakewood, Colorado Certificates of
     Participation 5.00% 12/1/20 ...............    6,000,000    5,944,560
**Pueblo County, Colorado School District Number
     60, Pueblo Certificate of Participation
     7.37% 12/1/10 (MBIA) ......................    2,220,000    2,460,026
                                                                ----------
                                                                19,759,000
                                                                ----------

                                                        Principal       Market
                                                          Amount        Value
                                                        ---------       ------
   Municipal Bonds (Continued)
   Power Authority Revenue Bonds - 2.65%
   Platte River Power Authority Series BB
     6.125% 6/1/14 .................................   $ 5,000,000   $ 5,332,000
   Puerto Rico Electric Power Authority Series EE
     4.75% 7/1/24 ..................................     5,000,000     4,752,350
                                                                      ----------
                                                                      10,084,350
                                                                      ----------
*PRE-REFUNDED BONDS - 5.97%
   Arapahoe County (Capital Improvement E-470)
     7.00% 8/31/26-05 ..............................    10,000,000    11,964,800
   Boulder Valley School District #RE-2
     Series A 6.30% 12/1/13-04 .....................     3,000,000     3,399,450
     Series A 6.30% 12/1/14-04 .....................     5,000,000     5,665,750
   Montezuma County School District #RE 4A (Delores)
     7.00% 12/1/19-04 ..............................     1,500,000     1,737,120
                                                                      ----------
                                                                      22,767,120
                                                                      ----------
   TRANSPORTATION REVENUE BONDS - 6.80%
   Arapahoe County Vehicle Reg E-470
     6.15% 8/31/26 (MBIA) ..........................     8,530,000     9,470,774
   E-470 Public Highway Authority Colorado Revenue
     Series A 4.75% 9/1/23 .........................     6,000,000     5,684,040
     Series A 5.00% 9/1/21 .........................     5,000,000     4,900,750
     Series A 5.00% 9/1/26 .........................     6,000,000     5,868,420
                                                                      ----------
                                                                      25,923,984
                                                                      ----------
   UTILITIES REVENUE BONDS - 2.11%
   Colorado Springs, Colorado Utilities Revenue
     Series A 4.75% 11/15/26 .......................     8,500,000     8,036,580
                                                                      ----------
                                                                       8,036,580
                                                                      ----------
   WATER & SEWER REVENUE BONDS - 2.74%
   Centennial County Water & Sanitary District
     Revenue 6.00% 12/1/15
     (LOC - Swiss Bank) ............................     4,000,000     4,416,760
   Erie, Colorado Water Enterprise Revenue
     5.00% 12/1/23 .................................     5,190,000     4,935,169
   Westminster Water & Sewer Utility Revenue
     6.25% 12/1/14 (AMBAC) .........................     1,000,000     1,100,910
                                                                      ----------
                                                                      10,452,839
                                                                      ----------
                                                        for tax-exempt income 23

--------------------------------------------------------------------------------

                                                     Principal        Market
                                                      Amount          Value
                                                     ---------        ------
   MUNICIPAL BONDS (CONTINUED)
   OTHER REVENUE BONDS - 12.70%
   Aurora (Saddle Rock Golf Course)
     6.20% 12/1/15 ............................   $  2,000,000   $  2,115,860
   Avon, Colorado Sales Tax Revenue
     4.55% 9/15/14 ............................      1,000,000        977,110
   Colorado Educational & Cultural Facilities
     Authority Revenue (Alexander Dawson School
     Project)
     5.30% 2/15/29 ............................      5,000,000      4,977,500
   Colorado Educational & Cultural Facilities
     Authority Revenue (Aspen Foundation)
     Series A 6.125% 7/1/12 ...................        605,000        621,886
     6.50% 7/1/24 .............................      1,710,000      1,757,453
**Colorado Post Secondary Education Facilities
     Authority Revenue 8.62% 3/1/16 ...........      3,350,000      3,798,398
   Colorado Post Secondary Education (Ocean
     Journey Project) 8.375% 12/1/26 ..........      8,000,000      9,477,760
   Glenwood Springs, Colorado Sales & Use Tax
     Revenue 4.80% 10/1/18 ....................      2,520,000      2,448,230
   Lowry, Colorado Economic Redevelopment
     Authority 7.50% 12/1/10 ..................     13,700,000     15,946,800
   Lowry, Colorado Economic Redevelopment
     Authority Revenue Series A
     7.00% 12/1/10 ............................      1,400,000      1,585,318
   Pueblo Urban Renewal Authority Junior Lien
     6.625% 12/1/19 ...........................      2,110,000      2,256,455
   South Suburban District (Golf & Ice Arena
     Facility) 6.00% 11/1/15 ..................      2,330,000      2,450,018
                                                                  -----------
                                                                   48,412,788
                                                                  -----------
   TOTAL MUNICIPAL BONDS
     (cost $350,827,638) ......................                   377,153,777
                                                                  -----------

TOTAL MARKET VALUE OF SECURITIES OWNED - 98.95%
     (COST $350,827,638) ..............................   $377,153,777
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 1.05%      4,007,380
                                                          ------------
NET ASSETS APPLICABLE TO 33,194,565 SHARES
     ($.01 PAR VALUE) OUTSTANDING - 100.00% ...........   $381,161,157
                                                          ============

NET ASSET VALUE - TAX FREE COLORADO FUND A CLASS
     ($364,908,351 / 31,779,574 SHARES) ...............        $11.48
                                                               ======
NET ASSET VALUE - TAX FREE COLORADO FUND B CLASS
     ($12,925,301 / 1,125,376 SHARES) .................        $11.49
                                                               ======
NET ASSET VALUE - TAX FREE COLORADO FUND C CLASS
     ($3,327,505 / 289,615 SHARES) ....................        $11.49
                                                               ======

----------
* For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.
**Inverse Floaters represent a security that pays interest at rates that increase (decrease) with a decrease (increase) in a specific index. Interest rates disclosed are in effect February 28, 1999.

SUMMARY OF ABBREVIATIONS:
AMBAC - Insured by the AMBAC Indemnity Corporation
FHA   - Insured by the Federal Housing Authority
FSA   - Insured by Financial Security Assurance
GNMA  - Insured by the Government National Mortgage Association
LOC   - Letter of Credit
MBIA  - Insured by the Municipal Bond Insuracne Association

COMPONENTS OF NET ASSETS AT FEBRUARY 28, 1999:
Common stock, $.01 par value, 10,000,000,000
   shares authorized to the Fund with
   1,000,000,000 shares allocated to Tax-Free
   Colorado Fund A Class, 1,000,000,000 shares
   allocated to Tax-Free Colorado Fund B Class,
   and 1,000,000,000 shares allocated to Tax-Free
   Colorado Fund C Class .................................    $356,854,362
Distributions in excess of net investment income .........          (2,812)
Accumulated net realized loss on investments .............      (2,016,532)
Net unrealized appreciation of investments ...............      26,326,139
                                                              ------------
Total Net Assets .........................................    $381,161,157
                                                              ============

NET ASSET VALUE AND OFFERING PRICE -
   TAX-FREE COLORADO FUND A CLASS
Net asset value per share (A) ............................          $11.48
Sales charge (3.75% of offering price or 3.92% of amount
   invested per share)(B) ................................            0.45
                                                                    ------
Offering price ...........................................          $11.93
                                                                    ======

----------
(A) Net asset value per share illustrated is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How to Buy Shares in the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

24 for tax-exempt income


VOYAGEUR INVESTMENT TRUST
DELAWARE-VOYAGEUR TAX-FREE NEW MEXICO FUND
STATEMENT OF NET ASSETS
FEBRUARY 28, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                                                     Principal     Market
                                                      Amount       Value
                                                     ---------     ------
   MUNICIPAL BONDS - 98.39%
   GENERAL OBLIGATION BONDS - 3.65%
   Puerto Rico Commonwealth Public Improvement
     4.50% 7/1/23 ...............................   $1,000,000   $  923,400
                                                                 ----------
                                                                    923,400
                                                                 ----------
   HIGHER EDUCATION REVENUE BONDS - 4.63%
   New Mexico Education Assistance Foundation
     6.650% 11/1/25 .............................    1,000,000    1,072,800
   New Mexico State University Refunding &
     Improvement 5.00% 4/1/17 ...................      100,000       99,996
                                                                 ----------
                                                                  1,172,796
                                                                 ----------
   HOSPITAL REVENUE BONDS - 8.17%
   New Mexico State Hospital Equipment LN Council
     Hospital Revenue 5.50% 6/2/28 ..............    1,000,000      978,560
   State Hospital Equipment Memorial Medical
     Center Project 6.40% 6/1/16 ................    1,000,000    1,091,070
                                                                 ----------
                                                                  2,069,630
                                                                 ----------
   HOUSING REVENUE BONDS - 26.33%
   Carlsbad, New Mexico Housing Multifamily
     Revenue (Colonial Hillcrest)
     7.375% 8/1/27 ..............................    1,000,000    1,059,970
   New Mexico Mortgage Finance Authority
     Series 1994B 6.75% 7/1/25 ..................    1,000,000    1,111,780
     Series 1994F 6.95% 1/1/26 ..................    1,000,000    1,124,210
     Series 1996G 6.85% 1/1/21 ..................    1,500,000    1,686,210
   Santa Fe Single Family Mortgage Revenue
     6.20% 11/1/16 ..............................      595,000      626,749
   Southeastern New Mexico Affordable Housing
     (Casa Hermosa Apartments)
     7.25% 12/1/27 ..............................    1,000,000    1,057,060
                                                                 ----------
                                                                  6,665,979
                                                                 ----------
   POLLUTION CONTROL REVENUE BONDS - 8.71%
   Farmington, New Mexico Polution Control
     Public Service Company Project
     6.375% 4/1/22 ..............................    1,000,000    1,118,020
   Lordsburg Pollution Control 6.50% 4/1/13 .....    1,000,000    1,087,260
                                                                 ----------
                                                                  2,205,280
                                                                 ----------
*PRE-REFUNDED BONDS - 4.53%
   University of New Mexico Technical Development
     Lease Revenue 6.550% 8/15/25-04 ............    1,000,000    1,147,820
                                                                 ----------
                                                                  1,147,820
                                                                 ----------

                                                     Principal      Market
                                                       Amount       Value
                                                     ---------      ------
MUNICIPAL BONDS (CONTINUED)
UTILITY REVENUE BONDS - 4.33%
Los Alamos Utility System Revenue 1994A
   (FSA) 6.00% 7/1/15 ..........................   $ 1,000,000   $ 1,095,550
                                                                  ----------
                                                                   1,095,550
                                                                  ----------
WATER & SEWER REVENUE BONDS - 12.81%
Carlsbad New Mexico Water & Sewer Revenue
   Improvement 4.75% 6/1/19 ....................       750,000       720,705
Rio Rancho Water & Wastewater Revenue
   4.75% 5/15/22 ...............................     1,500,000     1,432,875
Rio Rancho Water & Wastewater Revenue
   (FSA) 6.00% 5/15/22 .........................     1,000,000     1,088,740
                                                                  ----------
                                                                   3,242,320
                                                                  ----------
OTHER REVENUE BONDS - 25.23%
Albuquerque Special Assessment #223
   6.45% 1/1/15 ................................       635,000       636,200
Bernalillo County, New Mexico Gross Receipts
   Tax Revenue Series B 5.00% 4/1/13 ...........     1,000,000     1,027,490
Bernalillo County, New Mexico Gross Receipts Tax
   Revenue 5.25% 4/1/27 ........................     1,000,000     1,034,390
Dona Ana County Tax Reference & Improvement
   6.00% 6/1/19 ................................     1,000,000     1,104,550
Las Cruses Solid Waste Authority
   6.00% 6/1/16 ................................       500,000       523,490
Santa Fe, New Mexico Municipal Record Complex
   Net Revenue 5.625% 12/1/23 ..................     1,000,000       986,100
Truth Or Consequences Gross Tax Receipts
   6.25% 7/1/16 ................................     1,000,000     1,074,420
                                                                  ----------
                                                                   6,386,640
                                                                  ----------
TOTAL MUNICIPAL BONDS (cost $23,350,522) .......                  24,909,415
                                                                  ----------

                                                      Number of
                                                       Shares
                                                      ---------
SHORT-TERM INVESTMENTS - 1.46%
Norwest Advantage Municipal Money
   Market Fund .................................       369,403       369,403
                                                                  ----------
Total Short-Term Investments
   (cost $369,403) .............................                     369,403
                                                                  ----------
                                                        for tax-exempt income 25

--------------------------------------------------------------------------------

                                                                       Market
                                                                       Value
                                                                       ------
TOTAL MARKET VALUE OF SECURITIES OWNED
   (COST $23,719,925) - 99.85% ...............................      $25,278,818
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 0.15% ......           37,722
                                                                    -----------
NET ASSETS APPLICABLE TO 2,229,875 SHARES
   ($.01 PAR VALUE) OUTSTANDING - 100.00% ....................      $25,316,540
                                                                    ===========

NET ASSET VALUE - TAX-FREE NEW MEXICO FUND A CLASS
   ($22,698,122 / 1,999,431 SHARES) ..........................           $11.35
                                                                         ======
NET ASSET VALUE - TAX-FREE NEW MEXICO FUND B CLASS
   ($2,208,438 / 194,342 SHARES) .............................           $11.36
                                                                         ======
NET ASSET VALUE - TAX-FREE NEW MEXICO FUND C CLASS
   ($409,980 / 36,102 shares) ................................           $11.36
                                                                         ======

----------
*For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

Summary of Abbreviations:
FSA - Insured by the Financial Security Assurance

COMPONENTS OF NET ASSETS AT FEBRUARY 28, 1999:
Common stock, $.01 par value, unlimited shares
   authorized to the Tax-Free New Mexico Fund ................      $24,274,202
Accumulated net realized loss on investments .................         (516,555)
Net unrealized appreciation of investments ...................        1,558,893
                                                                    -----------
Total Net Assets .............................................      $25,316,540
                                                                    -----------

NET ASSET VALUE AND OFFERING PRICE -
   TAX-FREE NEW MEXICO FUND A CLASS
Net asset value per share (A) ................................           $11.35
Sales charge (3.75% of offering price or 3.88% of
   amount invested per share) (B).............................             0.44
Offering price ...............................................           $11.79

(A) Net asset value per share illustrated is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How to Buy Shares in the current prospectus for purchases of $100,000 or more.

                            See accompanying notes.

VOYAGEUR INVESTMENT TRUST
DELAWARE-VOYAGEUR TAX-FREE UTAH FUND
STATEMENT OF NET ASSETS
FEBRUARY 28, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                                                Principal    Market
                                                  Amount     Value
                                                ---------    ------
MUNICIPAL BONDS - 96.51%
GENERAL OBLIGATION BONDS - 3.25%
Salt Lake County Service Area # 1
   6.00% 12/15/12 ............................   $100,000   $107,630
                                                             -------
                                                             107,630
                                                             -------

HIGHER EDUCATION REVENUE BONDS - 28.70%
Salt Lake County, Utah College (Westminster
   College Project) 5.75% 10/1/27 ............    160,000    162,938
Southern Utah University Board of Regents
   6.35% 5/1/10 (AMBAC) ......................    150,000    164,861
Southern Utah University Pavillion Student Fee
   6.30% 6/1/16 ..............................    390,000    416,543
Utah State Board of Regents
   5.88% 7/1/21 (MBIA) .......................    100,000    108,106
Utah University Student Fee
   4.75% 12/1/14 .............................    100,000     98,684
                                                             -------
                                                             951,132
                                                             -------

HOSPITAL REVENUE BONDS - 9.31%
Murray City, Utah Hospital Revenue
   (IHC Health Services) 4.75% 5/15/20 .......    175,000    165,373
Weber County, Utah Hospital Revenue
   5.00% 8/15/30 .............................    150,000    143,144
                                                             -------
                                                             308,517
                                                             -------

HOUSING REVENUE BONDS - 25.46%
Clearfield City, Utah Multifamily Revenue
   Federal Housing Authority (Oakstone
   Apartments) Series A 5.75% 11/1/27 ........    150,000    154,079
Salt Lake City Multifamily Housing Authority
   6.00% 4/1/25 ..............................    100,000    103,582
Salt Lake County Housing Authority Multifamily
   (Bridgeside) 6.30% 11/1/28 (FHA) ..........    270,000    287,871
Utah Housing Finance Authority Single Family
   Mortgage Revenue Series 1992D-1
   6.70% 7/1/12 ..............................     65,000     68,723
Utah Housing Finance Authority Single Family
   Mortgage Revenue Series 1994C
   6.30% 7/1/16 ..............................     15,000     15,881
Utah Housing Finance Multifamily (Cottonwood
   Project) 6.30% 7/1/15 (FNMA) ..............    200,000    213,782
                                                             -------
                                                             843,918
                                                             -------

26 for tax-exempt income

--------------------------------------------------------------------------------

                                                        Principal      Market
                                                          Amount       Value
                                                        ---------      ------
   MUNICIPAL BONDS (CONTINUED)
   LEASE/CERTIFICATES OF PARTICIPATION - 8.77%
   Weber County, Utah Municipal Building Authority
     Lease Revenue 5.75% 12/15/19 ..................   $  175,000   $  185,096
   West Valley City, Utah Municipal Building
     Authority Lease Revenue
     6.00% 1/15/10 .................................      100,000      105,662
                                                                    ----------
                                                                       290,758
                                                                    ----------
*PRE-REFUNDED BONDS - 16.60%
   Iron County School District
     6.50% 1/15/13-05 (MBIA) .......................      100,000      113,231
   Provo, Utah City School District
     6.25% 6/15/13-02 ..............................      100,000      109,910
   Salt Lake City Municipal Building Authority Lease
     Revenue Series A 6.38% 10/1/12-02 .............      100,000      109,937
   Utah State Board of Regents
     6.30% 6/1/12-02 (AMBAC) .......................      100,000      109,243
   Weber State University Board of Regents
     6.25% 4/1/10-02 (MBIA) ........................      100,000      107,803
                                                                    ----------
                                                                       550,124
                                                                    ----------

   WATER & SEWER REVENUE BONDS - 4.42%
   Central Utah Water Conservancy Dist
     5.00% 4/1/27 ..................................      150,000      146,456
                                                                    ----------
                                                                       146,456
                                                                    ----------
   Total Municipal Bonds
     (cost of $3,014,899) ..........................                 3,198,535
                                                                    ----------

                                                          Number of
                                                           Shares
                                                          ---------
   SHORT-TERM INVESTMENTS - 0.13%
   Norwest Advantage Municipal
     Money Market Fund .............................        4,311        4,311
                                                                    ----------
   Total Short-Term Investments
     (cost $4,311) .................................                     4,311
                                                                    ----------

                                                                      Market
                                                                       Value
                                                                     ----------
TOTAL MARKET VALUE OF SECURITIES - 96.64%
   (cost $3,019,210) .............................................   $3,202,846
RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES - 3.36% ....................................      111,345
                                                                     ----------
NET ASSETS APPLICABLE TO 291,802 SHARES
   ($.01 PAR VALUE) OUTSTANDING - 100.00% ........................   $3,314,191
                                                                     ==========
NET ASSET VALUE - TAX-FREE UTAH FUND A CLASS
   ($2,696,788 / 237,452 SHARES) .................................   $    11.36
                                                                     ==========
NET ASSET VALUE - TAX-FREE UTAH FUND B CLASS
   ($617,403 / 54,350 SHARES) ....................................   $    11.36
                                                                     ==========

COMPONENTS OF NET ASSETS AT FEBRUARY 28, 1999:
Common stock, $.01 par value, 10,000,000,000
   shares authorized to the Fund with
   1,000,000,000 shares allocated to Tax-Free
   Utah Fund A Class and 1,000,000,000 shares
   allocated to Tax-Free Utah Fund B Class .......................   $3,103,603
Accumulated net realized gain on investments......................       26,952
Net unrealized appreciation of investments .......................      183,636
                                                                     ----------
Total Net Assets .................................................   $3,314,191
                                                                     ==========
----------
*For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
FHA   - Insured by the Federal Housing Administration
FNMA  - Insured by the Federal National Mortgage Association
MBIA  - Insured by the Municipal Bond Insurance Association

NET ASSET VALUE AND OFFERING PRICE -
   TAX-FREE UTAH FUND A CLASS
Net asset value per share (A) ......................................     $11.36
Sales charge (3.75% of offering price or 3.87% of
   amount invested per share) (B) ..................................       0.44
                                                                         ------
Offering price .....................................................     $11.80
                                                                         ======

(A) Net asset value per share illustrated is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How to Buy Shares in the current prospectus for purchases of $100,000 or more.

                            See accompanying notes.

                                                        for tax-exempt income 27


STATEMENTS OF OPERATIONS
SIX MONTHS ENDED FEBRUARY 28, 1999 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 VOYAGEUR          VOYAGEUR
                                                               VOYAGEUR          INSURED            MUTUAL          VOYAGEUR
                                                                MUTUAL          FUNDS, INC.       FUNDS, INC.    INVESTMENT TRUST
                                                              FUNDS, INC.        TAX-FREE          TAX-FREE          TAX-FREE
                                                               TAX-FREE           ARIZONA         CALIFORNIA        CALIFORNIA
                                                             ARIZONA FUND      INSURED FUND          FUND          INSURED FUND
                                                             ------------      ------------       -----------      ------------
INVESTMENT INCOME:
Interest ...............................................      $   512,978       $ 4,999,755       $   721,265       $   965,693
                                                              -----------       -----------       -----------       -----------

EXPENSES:
Management fees ........................................           47,134           460,352            69,776            88,920
Dividend disbursing and transfer agent fees and expenses           50,272            39,636             5,580            71,494
Distribution expense ...................................           10,387           252,467            78,501            15,600
Registration fees ......................................            2,000             4,015               750             3,300
Reports and statements to shareholders .................              800             3,700             1,380                90
Accounting and administration ..........................            6,039            46,845             6,930             8,583
Professional fees ......................................            3,500             8,900             3,300            11,800
Custodian fees and expenses ............................            1,100             4,783             1,700             1,550
Directors' fees ........................................              371             1,450               359               450
Taxes (other than taxes on income) .....................              750             7,864               100             3,200
Other ..................................................            5,765              --                --               7,347
                                                              -----------       -----------       -----------       -----------
                                                                  128,118           830,012           168,376           212,334
Less expenses absorbed by Delaware Management
   Company, Inc. .......................................          (56,461)             --             (89,875)          (15,627)
                                                              -----------       -----------       -----------       -----------
Total operating expenses ...............................           71,657           830,012            78,501           196,707
                                                              -----------       -----------       -----------       -----------
Interest expense .......................................              415             3,525                20             1,604
                                                              -----------       -----------       -----------       -----------
Total expenses .........................................           72,072           833,537            78,521           198,311
                                                              -----------       -----------       -----------       -----------

NET INVESTMENT INCOME ..................................          440,906         4,166,218           642,744           767,382
                                                              -----------       -----------       -----------       -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
Net realized gain on investment transactions ...........          136,988           843,849           175,063           610,906
Net change in unrealized appreciation/
   depreciation of investments .........................         (200,588)         (854,742)         (159,075)         (636,776)
                                                              -----------       -----------       -----------       -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS ......................................          (63,600)          (10,893)           15,988           (25,870)
                                                              -----------       -----------       -----------       -----------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS .....................................      $   377,306       $ 4,155,325       $   658,732       $   741,512
                                                              ===========       ===========       ===========       ===========

                             See accompanying notes

28 for tax-exempt income

-------------------------------------------------------------------------------------------------------------------------
                                                                                                                VOYAGEUR
                                                                       VOYAGEUR MUTUAL       VOYAGEUR          INVESTMENT
                                                                        FUNDS II, INC.   INVESTMENT TRUST         TRUST
                                                                          TAX-FREE            TAX-FREE          TAX-FREE
                                                                        COLORADO FUND     NEW MEXICO FUND       UTAH FUND
                                                                        ------------      ---------------     ------------
INVESTMENT INCOME:
Interest .........................................................      $ 10,608,474       $    678,888       $     91,727
                                                                        ------------       ------------       ------------
EXPENSES:
Management fees ..................................................           933,726             60,833              8,214
Dividend disbursing and transfer agent fees and expenses .........           110,020             11,942              3,211
Distribution expense .............................................           490,219             38,807              6,391
Registration fees ................................................              --                1,000                420
Reports and statements to shareholders ...........................             1,123                500              1,100
Accounting and administration ....................................            74,428              7,869                840
Professional fees ................................................              --                2,000              1,300
Custodian fees and expenses ......................................             2,000              1,600                640
Directors' fees ..................................................             3,652                378                335
Taxes (other than taxes on income) ...............................             3,500                500               --
Other ............................................................              --                6,600               --
                                                                        ------------       ------------       ------------
                                                                           1,618,668            132,029             22,451
Less expenses absorbed by Delaware Management Company, Inc. ......              --               (3,768)            (6,203)
                                                                        ------------       ------------       ------------
Total operating expenses .........................................         1,618,668            128,261             16,248
                                                                        ------------       ------------       ------------
Interest expense .................................................            12,911                366                 11
                                                                        ------------       ------------       ------------
Total expenses ...................................................         1,631,579            128,627             16,259
                                                                        ------------       ------------       ------------

NET INVESTMENT INCOME ............................................         8,976,895            550,261             75,468
                                                                        ------------       ------------       ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investment transactions .....................         1,117,355             24,123             54,119
Net change in unrealized appreciation/depreciation of investments         (2,143,646)          (244,792)           (55,050)
                                                                        ------------       ------------       ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ...........        (1,026,291)          (220,669)              (931)
                                                                        ------------       ------------       ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .............      $  7,950,604       $    329,592       $     74,537
                                                                        ============       ============       ============

                             See accompanying notes
                                                        for tax-exempt income 29



STATEMENTS OF CHANGES IN NET ASSETS

-----------------------------------------------------------------------------------------------------------------------------------
                                                         VOYAGEUR MUTUAL FUNDS, INC.         VOYAGEUR INSURED FUNDS, INC.
                                                            TAX-FREE ARIZONA FUND           TAX-FREE ARIZONA INSURED FUND
                                                       --------------------------------------------------------------------------
                                                        SIX MONTHS  EIGHT MONTHS   YEAR      SIX MONTHS  EIGHT MONTHS    YEAR
                                                          ENDED        ENDED       ENDED       ENDED         ENDED       ENDED
                                                         2/28/99      8/31/98     12/31/97     2/28/99      8/31/98     12/31/97
                                                       (UNAUDITED)                           (UNAUDITED)
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income ...............................     $440,906    $509,703    $736,908   $4,166,218    $5,780,759   $9,751,316
Net realized gain on investment transactions ........      136,988     155,402     174,893      843,849       881,946    2,190,476
Net change in unrealized appreciation/
   depreciation of investments ......................     (200,588)     90,918     437,873     (854,742)      506,964    4,860,331
                                                       ----------- ----------- ----------- ------------  ------------ ------------
Net increase in net assets resulting from operations       377,306     756,023   1,349,674    4,155,325     7,169,669   16,802,123
                                                       ----------- ----------- ----------- ------------  ------------ ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
   A Class ..........................................     (324,076)   (379,267)   (558,716)  (4,053,221)   (5,658,934)  (9,694,062)
   B Class ..........................................     (104,140)   (115,992)   (170,145)    (100,409)     (109,233)    (146,915)
   C Class ..........................................      (13,780)    (14,444)     (8,986)     (13,065)      (17,906)     (22,575)

Net realized gain on investment transactions:
   A Class ..........................................     (131,099)   (107,048)    (14,835)           -             -            -
   B Class ..........................................      (51,618)    (42,698)     (5,249)           -             -            -
   C Class ..........................................       (6,493)     (5,585)       (446)           -             -            -
                                                       ----------- ----------- ----------- ------------  ------------ ------------
                                                          (631,206)   (665,034)   (758,377)  (4,166,695)   (5,786,073)  (9,863,552)
                                                       ----------- ----------- ----------- ------------  ------------ ------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class ..........................................    4,793,690   2,294,187   1,713,483    6,072,000     5,611,502    8,703,489
   B Class ..........................................      370,739   1,591,094   1,398,191    1,020,879     1,473,923    1,626,775
   C Class ..........................................      163,878     289,341     294,389      764,225       109,022      260,791
Netasset value of shares issued upon reinvestment
   of dividends from net investment income and net
   realized gain on investment transactions:
   A Class ..........................................      272,577     263,816     318,925    1,783,074     2,372,653    4,127,147
   B Class ..........................................       83,012      82,739      93,785       57,087        59,207       80,590
   C Class ..........................................        9,734       7,823       1,725        8,016        10,470       14,987
                                                       ----------- ----------- ----------- ------------  ------------ ------------
                                                         5,693,630   4,529,000   3,820,498    9,705,281     9,636,777   14,813,779
                                                       ----------- ----------- ----------- ------------  ------------ ------------
Cost of shares repurchased:
   A Class ..........................................     (541,284) (1,364,588) (1,297,760) (10,050,736)  (16,505,481) (42,377,224)
   B Class ..........................................     (159,673)   (453,826) (1,423,141)     (99,607)     (444,337)  (1,306,416)
   C Class ..........................................      (44,876)       (371)          -            -      (173,611)    (172,902)
                                                       ----------- ----------- ----------- ------------  ------------ ------------
                                                          (745,833) (1,818,785) (2,720,901) (10,150,343)  (17,123,429) (43,856,542)
                                                       ----------- ----------- ----------- ------------  ------------ ------------
Increase (decrease) in net assets derived from capital
   share transactions ...............................    4,947,797   2,710,215   1,099,597     (445,062)   (7,486,652) (29,042,763)
                                                       ----------- ----------- ----------- ------------  ------------ ------------

NET INCREASE (DECREASE) IN NET ASSETS ...............    4,693,897   2,801,204   1,690,894     (456,432)   (6,103,056) (22,104,192)

NET ASSETS:
Beginning of period .................................   17,760,529  14,959,325  13,268,431  184,715,115   190,818,171  212,922,363
                                                       ----------- ----------- ----------- ------------  ------------ ------------
End of period .......................................  $22,454,426 $17,760,529 $14,959,325 $184,258,683  $184,715,115 $190,818,171
                                                       =========== =========== =========== ============  ============ ============


                             See accompanying notes

30 for tax-exempt income

------------------------------------------------------------------------------------------------
                                                          VOYAGEUR MUTUAL FUNDS, INC.
                                                           TAX-FREE CALIFORNIA FUND
                                                ------------------------------------------------
                                                  SIX MONTHS     EIGHT MONTHS         YEAR
                                                    ENDED            ENDED            ENDED
                                                   2/28/99          8/31/98         12/31/97
                                                  (UNAUDITED)
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income .......................   $     642,744    $     410,389    $     251,678
Net realized gain on investment
   transactions .............................         175,063           29,399           28,148
Net change in unrealized appreciation/
   depreciation of investments ..............        (159,075)         252,698          362,074
                                                -------------    -------------    -------------
Net increase in net assets resulting
   from operations ..........................         658,732          692,486          641,900
                                                -------------    -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
   A Class ..................................        (397,428)        (185,500)        (114,672)
   B Class ..................................        (210,849)        (216,553)        (132,136)
   C Class ..................................         (33,204)          (9,470)          (5,490)

Net realized gain on investment transactions:
   A Class ..................................         (33,213)            --            (11,448)
   B Class ..................................         (21,093)            --            (17,988)
   C Class ..................................          (3,610)            --               (547)
                                                -------------    -------------    -------------
                                                     (699,397)        (411,523)        (282,281)
                                                -------------    -------------    -------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class ..................................       8,586,152        7,665,910        3,495,750
   B Class ..................................       3,231,490        3,442,847        4,742,287
   C Class ..................................       2,224,559          647,866           88,101
Net asset value of shares issued upon
   reinvestment of dividends from net
   investment income and net realized
   gain on investment transactions:
   A Class ..................................         305,833          123,356           83,762
   B Class ..................................          81,706           59,437           41,269
   C Class ..................................          20,253            6,823            6,496
                                                -------------    -------------    -------------
                                                   14,449,993       11,946,239        8,457,665
                                                -------------    -------------    -------------
Cost of shares repurchased:
   A Class ..................................        (497,625)        (716,972)        (553,808)
   B Class ..................................        (967,009)        (244,052)         (79,383)
   C Class ..................................         (98,439)            --            (86,695)
                                                -------------    -------------    -------------
                                                   (1,563,073)        (961,024)        (719,886)
                                                -------------    -------------    -------------
Increase (decrease) in net assets derived
   from capital share transactions ..........      12,886,920       10,985,215        7,737,779
                                                -------------    -------------    -------------

NET INCREASE (DECREASE)
   IN NET ASSETS ............................      12,846,255       11,266,178        8,097,398

NET ASSETS:
Beginning of period .........................      21,336,053       10,069,875        1,972,477
                                                -------------    -------------    -------------
End of period ...............................   $  34,182,308    $  21,336,053    $  10,069,875
                                                =============    =============    =============

                          [RESTUBBED FORM TABLE ABOVE]

                                                         VOYAGEUR INVESTMENT TRUST
                                                       TAX-FREE CALIFORNIA INSURED FUND
                                                ---------------------------------------------------
                                                 SIX MONTHS     EIGHT MONTHS          YEAR
                                                    ENDED           ENDED             ENDED
                                                   2/28/99         8/31/98          12/31/97
                                                  (UNAUDITED)
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income .......................   $     767,382    $     990,891    $   1,660,243
Net realized gain on investment
   transactions .............................         610,906          161,093          654,098
Net change in unrealized appreciation/
   depreciation of investments ..............        (636,776)         306,484          902,169
                                                -------------    -------------    -------------
Net increase in net assets resulting
   from operations ..........................         741,512        1,458,468        3,216,510
                                                -------------    -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
   A Class ..................................        (634,688)        (806,070)      (1,392,469)
   B Class ..................................        (125,919)        (172,316)        (281,777)
   C Class ..................................          (8,778)         (12,505)          (4,187)

Net realized gain on investment transactions:
   A Class ..................................            --               --               --
   B Class ..................................            --               --               --
   C Class ..................................            --               --               --
                                                -------------    -------------    -------------
                                                     (769,385)        (990,891)      (1,678,433)
                                                -------------    -------------    -------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class ..................................       2,016,155        4,379,503        1,433,773
   B Class ..................................       1,078,465          436,113          663,450
   C Class ..................................          19,659          112,596          411,903
Net asset value of shares issued upon
   reinvestment of dividends from net
   investment income and net realized
   gain on investment transactions:
   A Class ..................................         241,012          333,066          600,374
   B Class ..................................          46,582           59,832          115,298
   C Class ..................................           1,664            2,457            3,770
                                                -------------    -------------    -------------
                                                    3,403,537        5,323,567        3,228,568
                                                -------------    -------------    -------------
Cost of shares repurchased:
   A Class ..................................      (1,987,092)      (3,431,124)      (6,896,123)
   B Class ..................................        (492,652)        (626,734)      (1,165,654)
   C Class ..................................            --           (136,546)            --
                                                -------------    -------------    -------------
                                                   (2,479,744)      (4,194,404)      (8,061,777)
                                                -------------    -------------    -------------
Increase (decrease) in net assets derived
   from capital share transactions ..........         923,793        1,129,163       (4,833,209)
                                                -------------    -------------    -------------

NET INCREASE (DECREASE)
   IN NET ASSETS ............................         895,920        1,596,740       (3,295,132)

NET ASSETS:
Beginning of period .........................      35,624,802       34,028,062       37,323,194
                                                -------------    -------------    -------------
End of period ...............................   $  36,520,722    $  35,624,802    $  34,028,062
                                                =============    =============    =============

                          [RESTUBBED FORM TABLE ABOVE]

                                                      VOYAGEUR MUTUAL FUNDS II, INC.
                                                          TAX-FREE COLORADO FUND
                                                -----------------------------------------------
                                                 SIX MONTHS      EIGHT MONTHS         YEAR
                                                    ENDED            ENDED            ENDED
                                                   2/28/99          8/31/98         12/31/97
                                                  (UNAUDITED)
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income .......................   $   8,976,895    $  11,994,585    $  18,751,211
Net realized gain on investment
   transactions .............................       1,117,355        1,633,238        4,504,945
Net change in unrealized appreciation/
   depreciation of investments ..............      (2,143,646)       2,760,702       15,302,638
                                                -------------    -------------    -------------
Net increase in net assets resulting
   from operations ..........................       7,950,604       16,388,525       38,558,794
                                                -------------    -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
   A Class ..................................      (8,690,555)     (11,694,571)     (18,996,568)
   B Class ..................................        (237,171)        (248,074)        (263,048)
   C Class ..................................         (51,981)         (51,940)         (73,064)

Net realized gain on investment transactions:
   A Class ..................................            --               --               --
   B Class ..................................            --               --               --
   C Class ..................................            --               --               --
                                                -------------    -------------    -------------
                                                   (8,979,707)     (11,994,585)     (19,332,680)
                                                -------------    -------------    -------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class ..................................      28,657,554       20,124,058       24,861,682
   B Class ..................................       2,497,404        2,827,447        3,577,245
   C Class ..................................       1,364,567          653,282          556,067
Net asset value of shares issued upon
   reinvestment of dividends from net
   investment income and net realized
   gain on investment transactions:
   A Class ..................................       5,599,662        7,480,101       12,735,946
   B Class ..................................         174,633          187,098          223,373
   C Class ..................................          42,435           45,159           68,964
                                                -------------    -------------    -------------
                                                   38,336,255       31,317,145       42,023,277
                                                -------------    -------------    -------------
Cost of shares repurchased:
   A Class ..................................     (25,492,191)     (32,727,131)     (56,711,281)
   B Class ..................................        (437,155)        (200,239)        (535,127)
   C Class ..................................        (138,040)        (350,446)        (537,497)
                                                -------------    -------------    -------------
                                                  (26,067,386)     (33,277,816)     (57,783,905)
                                                -------------    -------------    -------------
Increase (decrease) in net assets derived
   from capital share transactions ..........      12,268,869       (1,960,671)     (15,760,628)
                                                -------------    -------------    -------------

NET INCREASE (DECREASE)
   IN NET ASSETS ............................      11,239,766        2,433,269        3,465,486

NET ASSETS:
Beginning of period .........................     369,921,391      367,488,122      364,022,636
                                                -------------    -------------    -------------
End of period ...............................   $ 381,161,157    $ 369,921,391    $ 367,488,122
                                                =============    =============    =============


                             See accompanying notes
                                                        for tax-exempt income 31

-----------------------------------------------------------------------------------------------------------------------------------
                                                               VOYAGEUR INVESTMENT TRUST            VOYAGEUR INVESTMENT TRUST
                                                               TAX-FREE NEW MEXICO FUND                 TAX-FREE UTAH FUND
                                                       ----------------------------------------------------------------------------
                                                         SIX MONTHS  EIGHT MONTHS     YEAR     SIX MONTHS   EIGHT MONTHS    YEAR
                                                           ENDED         ENDED        ENDED       ENDED         ENDED       ENDED
                                                          2/28/99       8/31/98     12/31/97     2/28/99       8/31/98    12/31/97
                                                        (UNAUDITED)                            (UNAUDITED)
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income ................................    $550,261      $697,922   $1,021,240      $75,468     $115,621    $197,470
Net realized gain on investment transactions .........      24,123        77,783      272,561       54,119       33,973      57,047
Net change in unrealized appreciation/
   depreciation of investments .......................    (244,792)      261,566      651,320      (55,050)         270     111,041
                                                       -----------   -----------  -----------   ----------   ----------  ----------

Net increase in net assets resulting from operations .     329,592     1,037,271    1,945,121       74,537      149,864     365,558
                                                       -----------   -----------  -----------   ----------   ----------  ----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
   A Class ...........................................    (504,143)     (651,989)    (994,922)     (63,372)     (99,545)   (178,847)
   B Class ...........................................     (37,962)      (36,725)     (38,815)     (12,125)     (16,076)    (20,903)
   C Class ...........................................      (8,161)       (9,208)     (12,451)           -            -           -

Net realized gain on investment transactions:
   A Class ...........................................           -             -            -      (19,377)           -           -
   B Class ...........................................           -             -            -       (4,497)           -           -
   C Class ...........................................           -             -            -            -            -           -
                                                       -----------   -----------  -----------   ----------   ----------  ----------
                                                          (550,266)     (697,922)  (1,046,188)     (99,371)    (115,621)   (199,750)
                                                       -----------   -----------  -----------   ----------   ----------  ----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class ...........................................   2,060,614     2,755,802    1,142,996       89,202      114,506     199,784
   B Class ...........................................     540,224       672,097      316,181        1,995       32,104     133,701
   C Class ...........................................      63,000        65,066       96,958            -            -           -
Netasset value of shares issued upon reinvestment
   of dividends from net investment income and net
   realized gain on investment transactions:
   A Class ...........................................     269,223       348,247      546,725       25,683       30,175      61,141
   B Class ...........................................      22,390        21,510       22,585       12,431       11,858      18,642
   C Class ...........................................       8,059         8,588       12,667            -            -           -
                                                       -----------   -----------  -----------   ----------   ----------  ----------
                                                         2,963,510     3,871,310    2,138,112      129,311      188,643     413,268
                                                       -----------   -----------  -----------   ----------   ----------  ----------
Cost of shares repurchased:
   A Class ...........................................    (590,878)   (1,217,766)  (3,709,704)    (201,123)    (592,413) (1,040,871)
   B Class ...........................................    (116,064)           (6)    (109,361)        (285)           -     (15,563)
   C Class ...........................................     (50,677)            -     (148,298)           -            -           -
                                                       -----------   -----------  -----------   ----------   ----------  ----------
                                                          (757,619)   (1,217,772)  (3,967,363)    (201,408)    (592,413) (1,056,434)
                                                       -----------   -----------  -----------   ----------   ----------  ----------
Increase (decrease) in net assets derived from capital
   share transactions ................................   2,205,891     2,653,538   (1,829,251)     (72,097)    (403,770)   (643,166)

NET INCREASE (DECREASE) IN NET ASSETS ................   1,985,217     2,992,887     (930,318)     (96,931)    (369,527)   (477,358)

NET ASSETS:
Beginning of period ..................................  23,331,323    20,338,436   21,268,754    3,411,122    3,780,649   4,258,007
                                                       -----------   -----------  -----------   ----------   ----------  ----------
End of period ........................................ $25,316,540   $23,331,323  $20,338,436   $3,314,191   $3,411,122  $3,780,649
                                                       ===========   ===========  ===========   ==========   ==========  ==========

                             See accompanying notes

32 for tax-exempt income



FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                       VOYAGEUR MUTUAL FUNDS, INC.
                                                                                     TAX-FREE ARIZONA FUND A CLASS
                                                          --------------------------------------------------------------------------
                                                             SIX MONTHS   EIGHT MONTHS      YEAR         YEAR          PERIOD FROM
                                                                ENDED        ENDED          ENDED        ENDED           3/2/95(2)
                                                             2/28/99(1)   8/31/98(1)     12/31/97(5)    12/31/96       TO 12/31/95
                                                            (UNAUDITED)
Net asset value, beginning of period ......................   $11.210       $11.140        $10.700       $10.750        $10.000

Income from investment operations:
   Net investment income ..................................     0.270         0.376          0.589         0.580          0.460
   Net realized and unrealized gain (loss)
    from investments ......................................    (0.025)        0.170          0.455        (0.010)         0.840
                                                              -------       -------        -------       -------        -------
   Total from investment operations .......................     0.245         0.546          1.044         0.570          1.300
                                                              -------       -------        -------       -------        -------
Less dividends and distributions:
   Dividends from net investment income ...................    (0.270)       (0.376)        (0.589)       (0.580)        (0.460)
   Distributions from net realized gain on
    investment transactions ...............................    (0.115)       (0.100)        (0.015)       (0.040)        (0.090)
                                                              -------       -------        -------       -------        -------
   Total dividends and distributions ......................    (0.385)       (0.476)        (0.604)       (0.620)        (0.550)
                                                              -------       -------        -------       -------        -------

Net asset value, end of period ............................   $11.070       $11.210        $11.140       $10.700        $10.750
                                                              =======       =======        =======       =======        =======
Total Return(3) ...........................................      2.23%         4.99%         10.07%         5.48%         13.27%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................   $16,520       $12,177        $10,916        $9,755         $6,225
   Ratio of expenses to average net assets ................      0.54%         0.49%          0.48%         0.46%          0.52%(4)
   Ratio of expenses to average net assets prior
    to expense limitation .................................      1.12%         1.07%          1.08%         1.25%          1.25%(4)
   Ratio of net investment income to average net assets ...      4.92%         5.03%          5.42%         5.43%          5.19%(4)
   Ratio of net investment income to average net assets
    prior to expense limitation ...........................      4.34%         4.45%          4.82%         4.64%          4.46%(4)
   Portfolio turnover .....................................        56%           96%            39%           70%            38%

-----------------------------
(1) Ratios have been annualized and the total returns have not been annualized.
(2) Commencement of operations.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4) Annualized.
(5) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes
                                                        for tax-exempt income 33




FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                        VOYAGEUR MUTUAL FUNDS, INC.
                                                                                     TAX-FREE ARIZONA FUND B CLASS
                                                         ---------------------------------------------------------------------------
                                                             SIX MONTHS   EIGHT MONTHS      YEAR         YEAR         PERIOD FROM
                                                                ENDED         ENDED         ENDED        ENDED         6/29/95(2)
                                                             2/28/99(1)    8/31/98(1)    12/31/97(5)    12/31/96      TO 12/31/95
                                                            (UNAUDITED)
Net asset value, beginning of period ....................     $11.200       $11.140        $10.690       $10.740        $10.300

Income from investment operations:
   Net investment income ................................       0.223         0.319          0.502         0.510          0.260
   Net realized and unrealized gain (loss)
    from investments ....................................      (0.025)        0.160          0.469        (0.010)         0.530
                                                              -------       -------        -------       -------        -------
   Total from investment operations .....................       0.198         0.479          0.971         0.500          0.790
                                                              -------       -------        -------       -------        -------

Less dividends and distributions:
   Dividends from net investment income .................      (0.223)       (0.319)        (0.506)       (0.510)        (0.260)
   Distributions from net realized gain on
    investment transactions .............................      (0.115)       (0.100)        (0.015)       (0.040)        (0.090)
                                                              -------       -------        -------       -------        -------
   Total dividends and distributions ....................      (0.338)       (0.419)        (0.521)       (0.550)        (0.350)
                                                              -------       -------        -------       -------        -------

Net asset value, end of period ..........................     $11.060       $11.200        $11.140       $10.690        $10.740
                                                              =======       =======        =======       =======        =======
Total Return(3) .........................................        1.86%         4.38%          9.34%         4.84%          7.74%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..............      $5,182        $4,952         $3,711        $3,491         $1,629
   Ratio of expenses to average net assets ..............        1.29%         1.23%          1.22%         1.11%          0.99%(4)
   Ratio of expenses to average net assets prior
    to expense limitation ...............................        1.87%         1.81%          1.82%         2.00%          2.00%(4)
   Ratio of net investment income to average net assets .        4.17%         4.29%          4.68%         4.77%          4.60%(4)
   Ratio of net investment income to average net assets
    prior to expense limitation .........................        3.59%         3.71%          4.08%         3.88%          3.59%(4)
   Portfolio turnover ...................................          56%           96%            39%           70%            38%

------------------------------
(1) Ratios have been annualized and the total returns have not been annualized.
(2) Commencement of operations.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4) Annualized.
(5) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes

34 for tax-exempt income


FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                       VOYAGEUR MUTUAL FUNDS, INC.
                                                                                     TAX-FREE ARIZONA FUND C CLASS
                                                         ---------------------------------------------------------------------------
                                                             SIX MONTHS   EIGHT MONTHS       YEAR        YEAR        PERIOD FROM
                                                                ENDED        ENDED          ENDED        ENDED         5/13/95(2)
                                                             2/28/99(1)    8/31/98(1)    12/31/97(5)    12/31/96      TO 12/31/95
                                                            (UNAUDITED)
Net asset value, beginning of period .....................    $11.230       $11.160        $10.710       $10.760        $10.200

Income from investment operations:
   Net investment income .................................      0.226         0.313          0.534         0.500          0.300
   Net realized and unrealized gain (loss)
    from investments .....................................     (0.022)        0.176          0.437        (0.010)         0.650
                                                              -------       -------        -------       -------        -------
   Total from investment operations ......................      0.204         0.489          0.971         0.490          0.950
                                                              -------       -------        -------       -------        -------
Less dividends and distributions:
   Dividends from net investment income ..................     (0.229)       (0.319)        (0.506)       (0.500)        (0.300)
   Distributions from net realized gain on
    investment transactions ..............................     (0.115)       (0.100)        (0.015)       (0.040)        (0.090)
                                                              -------       -------        -------       -------        -------
   Total dividends and distributions .....................     (0.344)       (0.419)        (0.521)       (0.540)        (0.390)
                                                              -------       -------        -------       -------        -------
Net asset value, end of period ...........................    $11.090       $11.230        $11.160       $10.710        $10.760
                                                              =======       =======        =======       =======        =======
Total Return(3) ..........................................       1.85%         4.46%          9.32%         4.70%          9.43%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...............       $752          $632           $332           $23            $27
   Ratio of expenses to average net assets ...............       1.29%         1.23%          1.23%         1.21%          1.20%(4)
   Ratio of expenses to average net assets prior
    to expense limitation ................................       1.87%         1.81%          1.83%         2.00%          2.00%(4)
   Ratio of net investment income to average net assets ..       4.17%         4.29%          4.67%         4.68%          4.65%(4)
   Ratio of net investment income to average net assets
    prior to expense limitation ..........................       3.59%         3.71%          4.07%         3.89%          3.85%(4)
   Portfolio turnover ....................................         56%           96%            39%           70%            38%

------------------------------
(1) Ratios have been annualized and the total returns have not been annualized.
(2) Commencement of operations.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4) Annualized.
(5) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes
                                                        for tax-exempt income 35


FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                  VOYAGEUR INSURED FUNDS, INC.
                                                                              TAX-FREE ARIZONA INSURED FUND A CLASS
                                               -------------------------------------------------------------------------------------
                                                SIX MONTHS  EIGHT MONTHS   YEAR        YEAR           YEAR       YEAR         YEAR
                                                   ENDED       ENDED       ENDED       ENDED          ENDED      ENDED        ENDED
                                                 2/28/99(1) 8/31/98(1)   12/31/97(3) 12/31/96      12/31/95   12/31/94     12/31/93
                                                (UNAUDITED)
Net asset value, beginning of period .........   $11.550     $11.470      $11.060     $11.150      $ 9.860     $11.310      $10.710

Income from investment operations:
   Net investment income .....................     0.262       0.358        0.548       0.530        0.540       0.550        0.580
   Net realized and unrealized gain (loss)
    from investments .........................         -       0.080        0.416      (0.090)       1.310      (1.370)       0.740
                                                 -------     -------      -------     -------      -------     -------      -------
   Total from investment operations ..........     0.262       0.438        0.964       0.440        1.850      (0.820)       1.320
                                                 -------     -------      -------     -------      -------     -------      -------

Less dividends and distributions:
   Dividends from net investment income ......    (0.262)     (0.358)      (0.554)     (0.530)      (0.560)     (0.530)      (0.580)
   Distributions from net realized gain on
    investment transactions ..................         -           -            -           -            -      (0.040)      (0.140)
   In excess of net realized gains ...........         -           -            -           -            -      (0.060)           -
                                                 -------     -------      -------     -------      -------     -------      -------
   Total dividends and distributions .........    (0.262)     (0.358)      (0.554)     (0.530)      (0.560)     (0.630)      (0.720)
                                                 -------     -------      -------     -------      -------     -------      -------

Net asset value, end of period ...............   $11.550     $11.550      $11.470     $11.060      $11.150      $9.860      $11.310
                                                 =======     =======      =======     =======      =======     =======      =======
Total Return(2) ..............................      2.28%       3.88%        8.96%       4.09%       19.10%      (7.41%)      12.64%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...  $177,103    $179,306     $186,485    $209,258     $238,114    $231,736     $263,312
   Ratio of expenses to average net assets ...      0.85%       0.84%        0.84%       0.82%        0.69%       0.72%        0.59%
   Ratio of expenses to average net assets
    prior to expense limitation ..............      0.85%       0.91%        0.89%       0.95%        0.95%       0.92%        1.03%
   Ratio of net investment income to average
    net assets ...............................      4.40%       4.68%        4.92%       4.89%        5.07%       5.20%        5.00%
   Ratio of net investment income to average
    net assets prior to expense limitation ...      4.40%       4.61%        4.87%       4.76%        4.81%       5.00%        4.56%
   Portfolio turnover ........................        36%         21%          42%         42%          42%         25%          34%

------------------------------
(1) Ratios have been annualized and the total returns have not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes

36 for tax-exempt income

--------------------------------------------------------------------------------

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                       VOYAGEUR INSURED FUNDS, INC.
                                                                                  TAX-FREE ARIZONA INSURED FUND B CLASS
                                                          --------------------------------------------------------------------------
                                                             SIX MONTHS   EIGHT MONTHS       YEAR         YEAR       PERIOD FROM
                                                                ENDED        ENDED           ENDED        ENDED       3/10/95(2)
                                                             2/28/99(1)   8/31/98(1)     12/31/97(5)    12/31/96     TO 12/31/95
                                                            (UNAUDITED)
Net asset value, beginning of period .....................    $11.550       $11.460        $11.050       $11.140        $10.440

Income from investment operations:
   Net investment income .................................      0.218         0.300          0.455         0.450          0.380
   Net realized and unrealized gain (loss)
    from investments .....................................          -         0.091          0.414        (0.090)         0.690
                                                              -------       -------        -------       -------        -------
   Total from investment operations ......................      0.218         0.391          0.869         0.360          1.070
                                                              -------       -------        -------       -------        -------
Less dividends and distributions:
   Dividends from net investment income ..................     (0.218)       (0.301)        (0.459)       (0.450)        (0.370)
   Distributions from net realized gain on
    investment transactions ..............................          -             -              -             -              -
   In excess of net realized gains .......................          -             -              -             -              -
                                                              -------       -------        -------       -------        -------
   Total dividends and distributions .....................     (0.218)       (0.301)        (0.459)       (0.450)        (0.370)
                                                              -------       -------        -------       -------        -------
Net asset value, end of period ...........................    $11.550       $11.550        $11.460       $11.050        $11.140
                                                              =======       =======        =======       =======        =======
Total Return(3) ..........................................       1.90%         3.46%          8.06%         3.32%         10.36%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...............     $5,758        $4,782         $3,657        $3,110         $2,048
   Ratio of expenses to average net assets ...............       1.60%         1.59%          1.65%         1.59%          1.33%(4)
   Ratio of expenses to average net assets
    prior to expense limitation ..........................       1.60%         1.66%          1.70%         1.70%          1.60%(4)
   Ratio of net investment income to average net assets ..       3.65%         3.93%          4.11%         4.11%          4.08%(4)
   Ratio of net investment income to average net assets
    prior to expense limitation ..........................       3.65%         3.86%          4.06%         4.00%          3.81%(4)
   Portfolio turnover ....................................         36%           21%            42%           42%            42%

------------------------------
(1) Ratios have been annualized and the total returns have not been annualized.
(2) Commencement of operations.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4) Annualized.
(5) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes
                                                        for tax-exempt income 37

--------------------------------------------------------------------------------

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                Voyageur Insured Funds, Inc.
                                                                           Tax-Free Arizona Insured Fund C Class
                                                        -------------------------------------------------------------------------
                                                         Six Months Eight Months    Year        Year         Year     Period from
                                                           Ended       Ended        Ended       Ended        Ended      5/26/94(2)
                                                          2/28/99(1)  8/31/98(1)  12/31/97(5) 12/31/96     12/31/95  to 12/31/94
                                                        (Unaudited)
Net asset value, beginning of period ...............      $11.560     $11.470      $11.060     $11.150       $9.860     $10.480

Income from investment operations:
   Net investment income ...........................        0.218       0.301        0.456       0.430        0.450       0.270
   Net realized and unrealized gain (loss)
     from investments ..............................            -       0.090        0.414      (0.090)       1.310      (0.560)
                                                          -------     -------      -------     -------      -------      ------
   Total from investment operations ................        0.218       0.391        0.870       0.340        1.760      (0.290)
                                                          -------     -------      -------     -------      -------      ------

Less dividends and distributions:
   Dividends from net investment income ............       (0.218)     (0.301)      (0.460)     (0.430)      (0.470)     (0.250)
   Distributions from net realized gain on
     investment transactions .......................            -           -            -           -            -      (0.040)
   In excess of net realized gains .................            -           -            -           -            -      (0.040)
                                                          -------     -------      -------     -------      -------      ------
   Total dividends and distributions ...............       (0.218)     (0.301)      (0.460)     (0.430)      (0.470)     (0.330)
                                                          -------     -------      -------     -------      -------      ------

Net asset value, end of period .....................      $11.560     $11.560      $11.470     $11.060      $11.150      $9.860
                                                          =======     =======      =======     =======      =======      ======

Total Return(3) ....................................        1.90%       3.46%        8.05%       3.18%       18.10%      (2.84%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .........       $1,397        $627         $675        $554         $541        $326
   Ratio of expenses to average net assets .........        1.60%       1.59%        1.65%       1.70%        1.54%       1.50%(4)
   Ratio of expenses to average net assets
     prior to expense limitation ...................        1.60%       1.66%        1.70%       1.70%        1.69%       1.71%(4)
   Ratio of net investment income
     to average net assets .........................        3.65%       3.93%        4.11%       4.01%        4.18%       4.10%(4)
   Ratio of net investment income to average
     net assets prior to expense limitation ........        3.65%       3.86%        4.06%       4.01%        4.03%       3.89%(4)
   Portfolio turnover ..............................          36%         21%          42%         42%          42%         25%

(1)  Ratios have been annualized and the total returns have not been annualized.
(2)  Commencement of operations.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4)  Annualized.
(5) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes

38 for tax-exempt income

--------------------------------------------------------------------------------

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                 Voyageur Mutual Funds, Inc.
                                                                              Tax-Free California Fund A Class
                                                              Six Months   Eight Months      Year        Year    Period from
                                                                 Ended         Ended        Ended       Ended      3/2/95(2)
                                                                2/28/99(1)    8/31/98(1)  12/31/97(5) 12/31/96   to 12/31/95
                                                              (Unaudited)
Net asset value, beginning of period .......................    $11.220       $11.050      $10.430     $10.640      $10.000

Income from investment operations:
   Net investment income ...................................      0.278         0.387        0.590       0.600        0.470
   Net realized and unrealized gain (loss) from investments       0.032         0.163        0.665      (0.180)       0.700
                                                                -------       -------      -------     -------      -------
   Total from investment operations ........................      0.310         0.550        1.255       0.420        1.170
                                                                -------       -------      -------     -------      -------

Less dividends and distributions:
   Dividends from net investment income ....................     (0.277)       (0.380)      (0.595)     (0.600)      (0.470)
   Distributions from net realized gain on
     investment transactions ...............................     (0.023)            -       (0.040)     (0.030)      (0.060)
                                                                -------       -------      -------     -------      -------
   Total dividends and distributions .......................     (0.300)       (0.380)      (0.635)     (0.630)      (0.530)
                                                                -------       -------      -------     -------      -------

Net asset value, end of period .............................    $11.230       $11.220      $11.050     $10.430      $10.640
                                                                =======       =======      =======     =======      =======

Total Return(3) ............................................       2.78%         5.07%       12.43%       4.21%       11.97%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .................    $19,963       $11,600       $4,385      $1,218       $1,012
   Ratio of expenses to average net assets .................       0.25%         0.22%        0.13%       0.27%        0.46%(4)
   Ratio of expenses to average net assets prior
     to expense limitation .................................       0.89%         1.07%        1.19%       1.25%        1.22%(4)
   Ratio of net investment income to average net assets ....       4.91%         5.00%        5.32%       5.71%        5.57%(4)
   Ratio of net investment income to average net assets
     prior to expense limitation ...........................       4.27%         4.15%        4.26%       4.73%        4.81%(4)
   Portfolio turnover ......................................         86%           62%          17%          8%          40%

(1)  Ratios have been annualized and the total returns have not been annualized.
(2)  Commencement of operations.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4)  Annualized.
(5) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes
                                                        for tax-exempt income 39

--------------------------------------------------------------------------------

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                 Voyageur Mutual Funds, Inc.
                                                                              Tax-Free California Fund B Class
                                                             ------------------------------------------------------------------
                                                              Six Months   Eight Months      Year         Year      Period from
                                                                Ended         Ended         Ended        Ended       8/23/95(2)
                                                               2/28/99(1)    8/31/98(1)   12/31/97(5)  12/31/96     to 12/31/95
                                                             (Unaudited)
Net asset value, beginning of period .......................   $11.260       $11.080       $10.440      $10.650       $9.960

Income from investment operations:
   Net investment income ...................................     0.241         0.319         0.520        0.560        0.200
   Net realized and unrealized gain (loss) from investments      0.023         0.186         0.688       (0.180)       0.740
                                                               -------       -------       -------      -------      -------
   Total from investment operations ........................     0.264         0.505         1.208        0.380        0.940
                                                               -------       -------       -------      -------      -------

Less dividends and distributions:
   Dividends from net investment income ....................    (0.241)       (0.325)       (0.528)      (0.560)      (0.190)
   Distributions from net realized gain on
     investment transactions ...............................    (0.023)            -        (0.040)      (0.030)      (0.060)
                                                               -------       -------       -------      -------      -------
   Total dividends and distributions .......................    (0.264)       (0.325)       (0.568)      (0.590)      (0.250)
                                                               -------       -------       -------      -------      -------

Net asset value, end of period .............................   $11.260       $11.260       $11.080      $10.440      $10.650
                                                               =======       =======       =======      =======      =======

Total Return(3) ............................................     2.30%          4.62%        11.91%        3.77%        9.52%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .................  $11,305         $8,962        $5,576         $660         $128
   Ratio of expenses to average net assets .................     1.00%          0.97%         0.80%        0.50%        0.60%(4)
   Ratio of expenses to average net assets prior
     to expense limitation .................................     1.64%          1.82%         1.86%        2.00%        1.93%(4)
   Ratio of net investment income to average net assets ....     4.16%          4.27%         4.65%        5.34%        5.33%(4)
   Ratio of net investment income to average net assets
     prior to expense limitation ...........................     3.52%          3.42%         3.59%        3.84%        4.00%(4)
   Portfolio turnover ......................................       86%            62%           17%           8%          40%

(1)  Ratios have been annualized and the total returns have not been annualized.
(2)  Commencement of operations.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4)  Annualized.
(5) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes

40 for tax-exempt income


Financial Highlights (Continued)
--------------------------------------------------------------------------------

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                              Voyageur Mutual Funds, Inc.
                                                                                           Tax-Free California Fund C Class
                                                                                  --------------------------------------------------
                                                                                   Six Months Eight Months     Year      Period from
                                                                                      Ended       Ended        Ended       4/9/96(2)
                                                                                     2/28/99(1)  8/31/98(1)  12/31/97(5) to 12/31/96
                                                                                   (Unaudited)
Net asset value, beginning of period .............................................   $11.230     $11.050      $10.420     $10.070

Income from investment operations:
   Net investment income .........................................................     0.235       0.335        0.487       0.370
   Net realized and unrealized gain (loss) from investments ......................     0.033       0.170        0.696       0.380
                                                                                     -------     -------      -------     -------
   Total from investment operations ..............................................     0.268       0.505        1.183       0.750
                                                                                     -------     -------      -------     -------

Less dividends and distributions:
   Dividends from net investment income ..........................................    (0.235)     (0.325)      (0.513)     (0.370)
   Distributions from net realized gain on investment transactions ...............    (0.023)          -       (0.040)     (0.030)
                                                                                     -------     -------      -------     -------
   Total dividends and distributions .............................................    (0.258)     (0.325)      (0.553)     (0.400)
                                                                                     -------     -------      -------     -------

Net asset value, end of period ...................................................   $11.240     $11.230      $11.050     $10.420
                                                                                     =======     =======      =======     =======

Total Return(3) ..................................................................     2.40%       4.64%       11.69%       7.58%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .......................................   $2,915        $774         $109         $94
   Ratio of expenses to average net assets .......................................     1.00%       0.97%        0.87%       0.78%(4)
   Ratio of expenses to average net assets prior to expense limitation ...........     1.64%       1.82%        1.93%       2.00%(4)
   Ratio of net investment income to average net assets ..........................     4.16%       4.27%        4.58%       5.13%(4)
   Ratio of net investment income to average net assets prior to
     expense limitation ..........................................................     3.52%       3.42%        3.52%       3.91%(4)
   Portfolio turnover ............................................................       86%         62%          17%          8%

(1)  Ratios have been annualized and the total returns have not been annualized.
(2)  Commencement of operations.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4)  Annualized.
(5) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes
                                                        for tax-exempt income 41


Financial Highlights (Continued)
--------------------------------------------------------------------------------

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                            Voyageur Investment Trust
                                                                    Tax-Free California Insured Fund A Class
                                              --------------------------------------------------------------------------------------
                                               Six Months Eight Months  Year      Year         Year   Two Months        Year
                                                 Ended      Ended      Ended      Ended       Ended     Ended           Ended
                                                2/28/99(1) 8/31/98(1) 12/31/97(4) 12/31/96   12/31/95  12/31/94   10/31/94  10/31/93
                                              (Unaudited)
Net asset value, beginning of period ........   $11.130    $10.980     $10.500    $10.650     $9.330    $9.510    $11.080   $10.020

Income from investment operations:
   Net investment income ....................     0.248      0.345       0.513      0.520      0.530     0.100      0.550     0.600
   Net realized and unrealized gain
     (loss) from investments ................    (0.010)     0.150       0.486     (0.150)     1.340    (0.180)    (1.520)    1.110
                                                -------    -------     -------    -------     ------    ------    -------   -------
   Total from investment operations .........     0.238      0.495       0.999      0.370      1.870    (0.080)    (0.970)    1.710
                                                -------    -------     -------    -------     ------    ------    -------   -------

Less dividends and distributions:
   Dividends from net investment income .....    (0.248)    (0.345)     (0.519)    (0.520)    (0.550)   (0.090)    (0.540)   (0.600)
   Distributions from net realized gain on
     investment transactions ................         -          -           -          -          -    (0.010)    (0.060)   (0.050)
                                                -------    -------     -------    -------     ------    ------    -------   -------
   Total dividends and distributions ........    (0.248)    (0.345)     (0.519)    (0.520)    (0.550)   (0.100)    (0.600)   (0.650)
                                                -------    -------     -------    -------     ------    ------    -------   -------

Net asset value, end of period ..............   $11.120    $11.130     $10.980    $10.500    $10.650    $9.330     $9.510   $11.080
                                                =======    =======     =======    =======    =======    ======     ======   =======

Total Return(2) .............................      2.15%      4.58%       9.78%      3.63%     20.51%    (0.84%)    (8.97%)   17.29%

Ratios and supplemental data:
   Net assets, end of period
     (000 omitted) ..........................   $28,823    $28,577     $26,923    $30,551    $33,860   $27,994    $27,282   $12,509
   Ratio of expenses
     to average net assets ..................      0.97%      0.94%       0.99%      0.82%      0.70%     0.10%(3)   0.20%     0.00%
   Ratio of expenses to average net
     assets prior to expense limitation .....      1.06%      0.94%       1.02%      1.01%      1.02%     1.24%(3)   1.25%     1.25%
   Ratio of net investment income
     to average net assets ..................      4.49%      4.69%       4.85%      5.05%      5.23%     6.30%(3)   5.37%     5.26%
   Ratio of net investment income
     to average net assets prior
     to expense limitation ..................      4.40%      4.69%       4.82%      4.86%      4.91%     5.16%(3)   4.32%     4.01%
   Portfolio turnover .......................        84%        44%         63%        55%       107%        7%        18%       24%

----------

(1)  Ratios have been annualized and the total returns have not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3)  Annualized.
(4) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes

42 for tax-exempt income

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                      VOYAGEUR INVESTMENT TRUST
                                                              TAX-FREE CALIFORNIA INSURED FUND B CLASS
                                                         -------------------------------------------------
                                                          SIX MONTHS   EIGHT MONTHS     YEAR        YEAR
                                                             ENDED        ENDED        ENDED       ENDED
                                                          2/28/99(1)    8/31/98(1)  12/31/97(5)   12/31/96
                                                         (UNAUDITED)
Net asset value, beginning of period ..................     $11.130       $10.990      $10.500     $10.650

Income from investment operations:
   Net investment income ..............................       0.206         0.290        0.457       0.480
   Net realized and unrealized gain
     (loss) from investments ..........................          --         0.140        0.495      (0.150)
                                                            -------       -------      -------     -------
   Total from investment operations ...................       0.206         0.430        0.952       0.330
                                                            -------       -------      -------     -------
Less dividends and distributions:
   Dividends from net investment income ...............      (0.206)       (0.290)      (0.462)     (0.480)
   Distributions from net realized gain
     on investment transactions .......................          --            --           --          --
                                                            -------       -------      -------     -------
   Total dividends and distributions ..................      (0.206)       (0.290)      (0.462)     (0.480)
                                                            -------       -------      -------     -------

Net asset value, end of period ........................     $11.130       $11.130      $10.990     $10.500
                                                            =======       =======      =======     =======

Total Return(3) .......................................       1.87%         3.96%        9.29%       3.22%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ............      $7,215        $6,588       $6,629      $6,717
   Ratio of expenses to average net assets ............       1.72%         1.69%        1.53%       1.21%
   Ratio of expenses to average net assets prior
     to expense limitation ............................       1.81%         1.69%        1.56%       1.76%
   Ratio of net investment income to average
     net assets .......................................       3.74%         3.94%        4.31%       4.64%
   Ratio of net investment income to average
     net assets prior to expense limitation ...........       3.65%         3.94%        4.28%       4.09%
   Portfolio turnover .................................         84%           44%          63%         55%

[RESTUBBED FROM PREVIOUS TABLE]
                                                                 VOYAGEUR INVESTMENT TRUST
                                                           TAX-FREE CALIFORNIA INSURED FUND B CLASS
                                                           ----------------------------------------
                                                              YEAR      TWO MONTHS     PERIOD FROM
                                                             ENDED         ENDED       3/1/94(2) TO
                                                           12/31/95      12/31/94       10/31/94

Net asset value, beginning of period ..................      $9.330        $9.510         $10.680

Income from investment operations:
   Net investment income ..............................       0.500         0.080           0.310
   Net realized and unrealized gain
     (loss) from investments ..........................       1.330        (0.170)         (1.160)
                                                            -------        ------         -------
   Total from investment operations ...................       1.830        (0.090)         (0.850)
                                                            -------        ------         -------
Less dividends and distributions:
   Dividends from net investment income ...............      (0.510)       (0.080)         (0.300)
   Distributions from net realized gain
     on investment transactions .......................          --        (0.010)         (0.020)
                                                            -------        ------         -------
   Total dividends and distributions ..................      (0.510)       (0.090)         (0.320)
                                                            -------        ------         -------

Net asset value, end of period ........................     $10.650        $9.330         $ 9.510
                                                            =======        ======         =======

Total Return(3) .......................................      20.01%        (0.92%)         (7.93%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ............      $6,029        $2,219         $ 1,427
   Ratio of expenses to average net assets ............       1.10%         0.57%(4)        0.73%(4)
   Ratio of expenses to average net assets prior
     to expense limitation ............................       1.75%         1.94%(4)        1.95%(4)
   Ratio of net investment income to average
     net assets .......................................       4.75%         5.54%(4)        4.82%(4)
   Ratio of net investment income to average
     net assets prior to expense limitation ...........       4.10%         4.17%(4)        3.60%(4)
   Portfolio turnover .................................        107%            7%             18%

--------------------
(1)  Ratios have been annualized and the total returns have not been annualized.
(2)  Commencement of operations.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4)  Annualized.
(5) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes
                                                        for tax-exempt income 43

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                             VOYAGEUR INVESTMENT TRUST
                                                                     TAX-FREE CALIFORNIA INSURED FUND C CLASS
                                                          --------------------------------------------------------------
                                                           SIX MONTHS  EIGHT MONTHS      YEAR       YEAR     PERIOD FROM
                                                              ENDED        ENDED        ENDED      ENDED      4/12/95(2)
                                                           2/28/99(1)   8/31/98(1)   12/31/97(5)  12/31/96   TO 12/31/95
                                                          (UNAUDITED)
Net asset value, beginning of period ..................       $11.090     $10.940      $10.460     $10.650      $10.190

Income from investment operations:
   Net investment income ..............................         0.207       0.289        0.485       0.440        0.250
   Net realized and unrealized gain
     (loss) from investments ..........................        (0.010)      0.151        0.432      (0.190)       0.530
                                                              -------     -------      -------     -------      -------
   Total from investment operations ...................         0.197       0.440        0.917       0.250        0.780
                                                              -------     -------      -------     -------      -------

Less dividends and distributions:
   Dividends from net investment income ...............        (0.207)     (0.290)      (0.437)     (0.440)      (0.320)
   Distributions from net realized gain on
     investment transactions ..........................            --          --           --          --           --
                                                              -------     -------      -------     -------      -------
   Total dividends and distributions ..................        (0.207)     (0.290)      (0.437)     (0.440)      (0.320)
                                                              -------     -------      -------     -------      -------

Net asset value, end of period ........................       $11.080     $11.090      $10.940     $10.460      $10.650
                                                              =======     =======      =======     =======      =======

Total Return(3) .......................................         1.78%       4.08%        8.98%       2.47%        7.77%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ............          $481        $461         $476         $55          $53
   Ratio of expenses to average net assets ............         1.72%       1.69%        1.71%       1.58%        1.53%(4)
   Ratio of expenses to average net assets prior
     to expense limitation ............................         1.81%       1.69%        1.74%       1.77%        1.77%(4)
   Ratio of net investment income to average
     net assets .......................................         3.74%       3.94%        4.13%       4.02%        4.25%(4)
   Ratio of net investment income to average
     net assets prior to expense limitation ...........         3.65%       3.94%        4.10%       3.83%        4.01%(4)
   Portfolio turnover .................................           84%         44%          63%         55%         107%

--------------------
(1)  Ratios have been annualized and the total returns have not been annualized.
(2)  Commencement of operations.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4)  Annualized.
(5) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes

44 for tax-exempt income

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                     VOYAGEUR MUTUAL FUNDS II, INC.
                                                                     TAX-FREE COLORADO FUND A CLASS
                                                           ------------------------------------------------
                                                           SIX MONTHS  EIGHT MONTHS      YEAR        YEAR
                                                              ENDED       ENDED         ENDED       ENDED
                                                           2/28/99(1)   8/31/98(1)   12/31/97(3)   12/31/96
                                                          (UNAUDITED)
Net asset value, beginning of period ..................       $11.510     $11.380      $10.780     $10.900

Income from investment operations:
   Net investment income ..............................         0.277       0.376        0.574       0.560
   Net realized and unrealized gain (loss)
     from investments .................................        (0.030)      0.130        0.618      (0.130)
                                                             --------    --------     --------    --------
   Total from investment operations ...................         0.247       0.506        1.192       0.430
                                                             --------    --------     --------    --------

Less dividends and distributions:
   Dividends from net investment income ...............        (0.277)     (0.376)      (0.592)     (0.550)
   Distributions from net realized gain
     on investment transactions .......................            --          --           --          --
                                                             --------    --------     --------    --------
   Total dividends and distributions ..................        (0.277)     (0.376)      (0.592)     (0.550)
                                                             --------    --------     --------    --------

Net asset value, end of period ........................       $11.480     $11.510      $11.380     $10.780
                                                             ========    ========     ========    ========

Total Return(2) .......................................         2.16%       4.51%       11.40%       4.08%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ............      $364,908    $357,127     $357,993    $358,328
   Ratio of expenses to average net assets ............         0.85%       0.83%        0.81%       0.78%
   Ratio of expenses to average net assets prior
     to expense limitation ............................         0.85%       0.92%        0.86%       0.91%
   Ratio of net investment income
     to average net assets ............................         4.87%       4.93%        5.25%       5.27%
   Ratio of net investment income to average
     net assets prior to expense limitation ...........         4.87%       4.84%        5.20%       5.14%
   Portfolio turnover .................................           55%         36%          54%         40%

[RESTUBBED FROM PREVIOUS TABLE]
                                                            VOYAGEUR MUTUAL FUNDS II, INC.
                                                            TAX-FREE COLORADO FUND A CLASS
                                                           ---------------------------------
                                                              YEAR        YEAR         YEAR
                                                             ENDED       ENDED        ENDED
                                                           12/31/95     12/31/94    12/31/93

Net asset value, beginning of period ..................      $9.530     $11.100      $10.570

Income from investment operations:
   Net investment income ..............................       0.540       0.550        0.560
   Net realized and unrealized gain (loss)
     from investments .................................       1.380      (1.540)       0.850
                                                           --------    --------     --------
   Total from investment operations ...................       1.920      (0.990)       1.410
                                                           --------    --------     --------

Less dividends and distributions:
   Dividends from net investment income ...............      (0.550)     (0.540)      (0.560)
   Distributions from net realized gain
     on investment transactions .......................          --      (0.040)      (0.320)
                                                           --------    --------     --------
   Total dividends and distributions ..................      (0.550)     (0.580)      (0.880)
                                                           --------    --------     --------

Net asset value, end of period ........................     $10.900      $9.530      $11.100
                                                           ========    ========     ========

Total Return(2) .......................................      20.54%      (9.12%)      13.72%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ............    $392,815    $354,138     $399,218
   Ratio of expenses to average net assets ............       0.76%       0.66%        0.75%
   Ratio of expenses to average net assets prior
     to expense limitation ............................       0.93%       0.72%        0.75%
   Ratio of net investment income
     to average net assets ............................       5.18%       5.35%        4.97%
   Ratio of net investment income to average
     net assets prior to expense limitation ...........       5.01%       5.29%        4.97%
   Portfolio turnover .................................         82%         69%          59%

-------------------
(1)  Ratios have been annualized and the total returns have not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes
                                                        for tax-exempt income 45

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                            VOYAGEUR MUTUAL FUNDS II, INC.
                                                                           TAX-FREE COLORADO FUND B CLASS
                                                           ------------------------------------------------------------------
                                                            SIX MONTHS    EIGHT MONTHS      YEAR        YEAR    PERIOD FROM
                                                               ENDED         ENDED         ENDED       ENDED     3/22/95(2)
                                                            2/28/99(1)     8/31/98(1)   12/31/97(5)  12/31/96    TO 12/31/95
                                                           (UNAUDITED)
Net asset value, beginning of period ..................       $11.510        $11.380      $10.780     $10.900      $10.250

Income from investment operations:
   Net investment income ..............................         0.234          0.319        0.483       0.470        0.350
   Net realized and unrealized gain (loss)
     from investments .................................        (0.020)         0.130        0.616      (0.130)       0.650
                                                              -------        -------      -------     -------      -------
   Total from investment operations ...................         0.214          0.449        1.099       0.340        1.000
                                                              -------        -------      -------     -------      -------

Less dividends and distributions:
   Dividends from net investment income ...............        (0.234)        (0.319)      (0.499)     (0.460)      (0.350)
   Distributions from net realized gain
     on investment transactions .......................            --             --           --          --           --
                                                              -------        -------      -------     -------      -------
   Total dividends and distributions ..................        (0.234)        (0.319)      (0.499)     (0.460)      (0.350)
                                                              -------        -------      -------     -------      -------

Net asset value, end of period ........................       $11.490        $11.510      $11.380     $10.780      $10.900
                                                              =======        =======      =======     =======      =======

Total Return(3) .......................................         1.87%          3.99%       10.47%       3.25%        9.96%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ............       $12,925        $10,726       $7,798      $4,172       $1,643
   Ratio of expenses to average net assets ............         1.60%          1.58%        1.62%       1.58%        1.39%(4)
   Ratio of expenses to average net assets prior
     to expense limitation ............................         1.60%          1.67%        1.67%       1.65%        1.60%(4)
   Ratio of net investment income to average
     net assets .......................................         4.12%          4.18%        4.44%       4.45%        3.96%(4)
   Ratio of net investment income to average
     net assets prior to expense limitation ...........         4.12%          4.09%        4.39%       4.38%        3.75%(4)
   Portfolio turnover .................................           55%            36%          54%         40%          82%

-------------------
(1)  Ratios have been annualized and the total returns have not been annualized.
(2)  Commencement of operations.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4)  Annualized.
(5) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes

46 for tax-exempt income

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                             VOYAGEUR MUTUAL FUNDS II, INC.
                                                                            TAX-FREE COLORADO FUND C CLASS
                                                           -------------------------------------------------------------------------
                                                           SIX MONTHS  EIGHT MONTHS      YEAR        YEAR        YEAR    PERIOD FROM
                                                              ENDED       ENDED         ENDED       ENDED       ENDED     5/6/94(2)
                                                           2/28/99(1)   8/31/98(1)   12/31/97(5)  12/31/96     12/31/95  TO 12/31/94
                                                          (UNAUDITED)
Net asset value, beginning of period ..................     $11.520      $11.380      $10.780     $10.900       $9.530    $10.210

Income from investment operations:
   Net investment income ..............................       0.231        0.319        0.484       0.460        0.450      0.290
   Net realized and unrealized gain
     (loss) from investments ..........................      (0.027)       0.140        0.615      (0.130)       1.370     (0.670)
                                                            -------      -------      -------     -------      -------    -------
   Total from investment operations ...................       0.204        0.459        1.099       0.330        1.820     (0.380)
                                                            -------      -------      -------     -------      -------    -------

Less dividends and distributions:
   Dividends from net investment income ...............      (0.234)      (0.319)      (0.499)     (0.450)      (0.450)    (0.270)
   Distributions from net realized gain
     on investment transactions .......................          --           --           --          --           --     (0.030)
                                                            -------      -------      -------     -------      -------    -------
   Total dividends and distributions ..................      (0.234)      (0.319)      (0.499)     (0.450)      (0.450)    (0.300)
                                                            -------      -------      -------     -------      -------    -------

Net asset value, end of period ........................     $11.490      $11.520      $11.380     $10.780      $10.900    $ 9.530
                                                            =======      =======      =======     =======      =======    =======

Total Return(3) .......................................       1.79%        4.08%       10.47%       3.17%       19.44%     (3.75%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ............      $3,328       $2,068       $1,697      $1,522       $1,042       $465
   Ratio of expenses to average net assets ............       1.60%        1.58%        1.64%       1.66%        1.66%      1.80%(4)
   Ratio of expenses to average net assets
     prior to expense limitation ......................       1.60%        1.67%        1.69%       1.66%        1.66%      1.81%(4)
   Ratio of net investment income
     to average net assets ............................       4.12%        4.18%        4.42%       4.40%        4.20%      4.23%(4)
   Ratio of net investment income to average
     net assets prior to expense limitation ...........       4.12%        4.09%        4.37%       4.40%        4.20%      4.22%(4)
   Portfolio turnover .................................        55%          36%          54%         40%          82%        69%

-------------------
(1)  Ratios have been annualized and the total returns have not been annualized.
(2)  Commencement of operations.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4)  Annualized.
(5) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes
                                                        for tax-exempt income 47
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                       VOYAGEUR INVESTMENT TRUST
                                                                    TAX-FREE NEW MEXICO FUND A CLASS
                                                           ------------------------------------------------
                                                           SIX MONTHS  EIGHT MONTHS      YEAR        YEAR
                                                              ENDED       ENDED         ENDED       ENDED
                                                           2/28/99(1)   8/31/98(1)   12/31/97(4)   12/31/96
                                                          (UNAUDITED)
Net asset value, beginning of period ..................       $11.450     $11.280      $10.790     $10.890

Income from investment operations:
   Net investment income ..............................         0.264       0.364        0.547       0.540
   Net realized and unrealized gain (loss)
     from investments .................................        (0.100)      0.171        0.503      (0.110)
                                                              -------     -------      -------     -------
   Total from investment operations ...................        (0.164)      0.535        1.050       0.430
                                                              -------     -------      -------     -------

Less dividends and distributions:
   Dividends from net investment income ...............        (0.264)     (0.365)      (0.560)     (0.530)
   Distributions from net realized gain on
     investment transactions ..........................            --          --           --          --
                                                              -------     -------      -------     -------
   Total dividends and distributions ..................        (0.264)     (0.365)      (0.560)     (0.530)
                                                              -------     -------      -------     -------

Net asset value, end of period ........................       $11.350     $11.450      $11.280     $10.790
                                                              =======     =======      =======     =======

Total Return(2) .......................................         1.44%       4.81%       10.01%       4.13%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ............       $22,698     $21,155      $18,959     $20,133
   Ratio of expenses to average net assets ............         1.00%       1.00%        0.99%       0.88%
   Ratio of expenses to average net assets
     prior to expense limitation ......................         1.03%       1.15%        1.04%       1.07%
   Ratio of net investment income
     to average net assets ............................         4.66%       4.81%        5.00%       5.06%
   Ratio of net investment income to average
     net assets prior to expense limitation ...........         4.63%       4.66%        4.95%       4.87%
   Portfolio turnover .................................           21%         20%          28%         42%

[RESTUBBED FROM PREVIOUS TABLE]
                                                                    VOYAGEUR INVESTMENT TRUST
                                                                TAX-FREE NEW MEXICO FUND A CLASS
                                                          ---------------------------------------------
                                                             YEAR    TWO MONTHS      YEAR        YEAR
                                                            ENDED       ENDED       ENDED       ENDED
                                                          12/31/95    12/31/94    10/31/94     10/31/93

Net asset value, beginning of period ..................    $ 9.590      $9.770      $10.920     $10.000

Income from investment operations:
   Net investment income ..............................      0.520       0.110        0.560       0.570
   Net realized and unrealized gain (loss)
     from investments .................................      1.330      (0.200)      (1.160)      0.980
                                                           -------     -------      -------     -------
   Total from investment operations ...................      1.850      (0.090)      (0.600)      1.550
                                                           -------     -------      -------     -------

Less dividends and distributions:
   Dividends from net investment income ...............     (0.550)     (0.090)      (0.550)     (0.570)
   Distributions from net realized gain on
     investment transactions ..........................         --          --           --      (0.060)
                                                           -------     -------      -------     -------
   Total dividends and distributions ..................     (0.550)     (0.090)      (0.550)     (0.630)
                                                           -------     -------      -------     -------

Net asset value, end of period ........................    $10.890      $9.590      $ 9.770     $10.920
                                                           =======     =======      =======     =======

Total Return(2) .......................................     19.64%      (0.90%)      (5.56%)     15.77%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ............    $21,402     $19,706      $23,096     $17,302
   Ratio of expenses to average net assets ............      0.87%       0.06%(3)     0.29%       0.00%
   Ratio of expenses to average net assets
     prior to expense limitation ......................      1.09%       1.25%(3)     1.16%       1.25%
   Ratio of net investment income
     to average net assets ............................      5.07%       6.38%(3)     5.26%       5.10%
   Ratio of net investment income to average
     net assets prior to expense limitation ...........      4.85%       5.19%(3)     4.39%       3.85%
   Portfolio turnover .................................        55%          2%          23%         31%

-------------------
(1)  Ratios have been annualized and the total returns have not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3)  Annualized.
(4) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes

48 for tax-exempt income

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                      VOYAGEUR INVESTMENT TRUST
                                                                  TAX-FREE NEW MEXICO FUND B CLASS
                                                           ------------------------------------------------
                                                           SIX MONTHS  EIGHT MONTHS      YEAR        YEAR
                                                              ENDED        ENDED        ENDED       ENDED
                                                           2/28/99(1)   8/31/98(1)   12/31/97(5)  12/31/96
                                                          (UNAUDITED)
Net asset value, beginning of period ..................       $11.460     $11.290      $10.790     $10.890

Income from investment operations:
   Net investment income ..............................         0.222       0.309        0.465       0.460
   Net realized and unrealized gain (loss)
     from investments .................................        (0.101)      0.169        0.508      (0.110)
                                                              -------     -------      -------     -------
   Total from investment operations ...................         0.121       0.478        0.973       0.350
                                                              -------     -------      -------     -------

Less dividends and distributions:
   Dividends from net investment income ...............        (0.221)     (0.308)      (0.473)     (0.450)
   Distributions from net realized gain on
     investment transactions ..........................            --          --           --          --
                                                              -------     -------      -------     -------
   Total dividends and distributions                           (0.221)     (0.308)      (0.473)     (0.450)
                                                              -------     -------      -------     -------

Net asset value, end of period ........................       $11.360     $11.460      $11.290     $10.790
                                                              =======     =======      =======     =======

Total Return(3) .......................................         1.07%       4.29%        9.24%       3.39%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ............        $2,208      $1,782       $1,065        $794
   Ratio of expenses to average net assets ............         1.75%       1.75%        1.76%       1.61%
   Ratio of expenses to average net assets
     prior to expense limitation ......................         1.78%       1.90%        1.81%       1.82%
   Ratio of net investment income to
     average net assets ...............................         3.91%       4.06%        4.23%       4.31%
   Ratio of net investment income to average
     net assets prior to expense limitation ...........         3.88%       3.91%        4.18%       4.10%
   Portfolio turnover .................................           21%         20%          28%         42%

[RESTUBBED FROM PREVIOUS TABLE]
                                                               VOYAGEUR INVESTMENT TRUST
                                                            TAX-FREE NEW MEXICO FUND B CLASS
                                                          ------------------------------------
                                                             YEAR    TWO MONTHS    PERIOD FROM
                                                            ENDED       ENDED       3/3/94(2)
                                                          12/31/95     12/31/94      10/31/94

Net asset value, beginning of period ..................    $ 9.590      $9.770        $10.690

Income from investment operations:
   Net investment income ..............................      0.460       0.090          0.310
   Net realized and unrealized gain (loss)
     from investments .................................      1.320      (0.190)        (0.930)
                                                           -------     -------        -------
   Total from investment operations ...................      1.780      (0.100)        (0.620)
                                                           -------     -------        -------

Less dividends and distributions:
   Dividends from net investment income ...............     (0.480)     (0.080)        (0.300)
   Distributions from net realized gain on
     investment transactions ..........................         --          --             --
                                                           -------     -------        -------
   Total dividends and distributions                        (0.480)     (0.080)        (0.300)
                                                           -------     -------        -------

Net asset value, end of period ........................    $10.890      $9.590        $ 9.770
                                                           =======     =======        =======

Total Return(3) .......................................     18.84%      (0.98%)        (5.84%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ............       $605        $272           $264
   Ratio of expenses to average net assets ............      1.53%       0.75%(4)       0.98%(4)
   Ratio of expenses to average net assets
     prior to expense limitation ......................      1.83%       2.00%(4)       1.86%(4)
   Ratio of net investment income to
     average net assets ...............................      4.33%       5.60%(4)       4.57%(4)
   Ratio of net investment income to average
     net assets prior to expense limitation ...........      4.03%       4.35%(4)       3.69%(4)
   Portfolio turnover .................................        55%          2%            23%

-------------------
(1)  Ratios have been annualized and the total returns have not been annualized.
(2)  Commencement of operations.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4)  Annualized.
(5) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes
                                                        for tax-exempt income 49

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                       VOYAGEUR INVESTMENT TRUST
                                                                                   TAX-FREE NEW MEXICO FUND C CLASS
                                                                          ----------------------------------------------------
                                                                          SIX MONTHS   EIGHT MONTHS      YEAR      PERIOD FROM
                                                                            ENDED         ENDED         ENDED       5/7/96(2)
                                                                          2/28/99(1)    8/31/98(1)   12/31/97(5)   TO 12/31/96
                                                                         (UNAUDITED)
Net asset value, beginning of period ...............................        $11.460       $11.280      $10.790       $10.410

Income from investment operations:
   Net investment income ...........................................          0.222         0.305        0.459         0.280
   Net realized and unrealized gain (loss)
     from investments ..............................................         (0.101)        0.183        0.495         0.370
                                                                            -------       -------      -------       -------
   Total from investment operations ................................          0.121         0.488        0.954         0.650
                                                                            -------       -------      -------       -------

Less dividends and distributions:
   Dividends from net investment income ............................         (0.221)       (0.308)      (0.464)       (0.270)
   Distributions from net realized gain on
     investment transactions .......................................             --            --           --            --
                                                                            -------       -------      -------       -------
   Total dividends and distributions ...............................         (0.221)       (0.308)      (0.464)       (0.270)
                                                                            -------       -------      -------       -------

Net asset value, end of period .....................................        $11.360       $11.460      $11.280       $10.790
                                                                            =======       =======      =======       =======
Total Return(3) ....................................................          1.07%         4.38%        9.06%         6.30%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .........................           $410          $394         $315          $341
   Ratio of expenses to average net assets .........................          1.75%         1.75%        1.84%         1.74%(4)
   Ratio of expenses to average net assets prior
     to expense limitation .........................................          1.78%         1.90%        1.89%         1.83%(4)
   Ratio of net investment income to average net assets ............          3.91%         4.06%        4.15%         4.21%(4)
   Ratio of net investment income to average net assets
     prior to expense limitation ...................................          3.88%         3.91%        4.10%         4.12%(4)
   Portfolio turnover ..............................................            21%           20%          28%           42%

-------------------
(1)  Ratios have been annualized and the total returns have not been annualized.
(2)  Commencement of operations.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4)  Annualized.
(5) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes

50 for tax-exempt income

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                        VOYAGEUR INVESTMENT TRUST
                                                                       TAX-FREE UTAH FUND A CLASS
                                                           ---------------------------------------------------
                                                           SIX MONTHS    EIGHT MONTHS      YEAR        YEAR
                                                              ENDED         ENDED         ENDED       ENDED
                                                             2/28/99      8/31/98(1)   12/31/97(4)   12/31/96
                                                           (UNAUDITED)
Net asset value, beginning of period ..................       $11.440       $11.330      $10.840     $11.040

Income from investment operations:
   Net investment income ..............................         0.268         0.372        0.565       0.550
   Net realized and unrealized gain (loss)
     from investments .................................         0.004         0.110        0.495      (0.200)
                                                              -------       -------      -------     -------
   Total from investment operations ...................         0.272         0.482        1.060       0.350
                                                              -------       -------      -------     -------

Less dividends and distributions:
   Dividends from net investment income ...............        (0.268)       (0.372)      (0.570)     (0.550)
   Distributions from net realized gain on
     investment transactions ..........................        (0.084)           --           --          --
                                                              -------       -------      -------     -------
   Total dividends and distributions ..................        (0.352)       (0.372)      (0.570)     (0.550)
                                                              -------       -------      -------     -------

Net asset value, end of period ........................       $11.360       $11.440      $11.330     $10.840
                                                              =======       =======      =======     =======

Total Return(2) .......................................         2.41%         4.30%       10.08%       3.35%

Ratios and supplemental data:
   Net assets, end of period
     (000 omitted) ....................................        $2,697        $2,803       $3,223      $3,861
   Ratio of expenses to average
     net assets .......................................         0.85%         0.76%        0.69%       0.68%
   Ratio of expenses to average net assets
     prior to expense limitation ......................         1.23%         1.17%        3.12%       1.25%
   Ratio of net investment income to
     average net assets ...............................         4.76%         4.89%        5.10%       5.14%
   Ratio of net investment income to
     average net assets prior to
     expense limitation ...............................         4.38%         4.48%        2.67%       4.57%
   Portfolio turnover .................................           25%           84%          39%         39%

[RESTUBBED FROM PREVIOUS TABLE]
                                                                      VOYAGEUR INVESTMENT TRUST
                                                                      TAX-FREE UTAH FUND A CLASS
                                                          -----------------------------------------------
                                                              YEAR    TWO MONTHS       YEAR        YEAR
                                                             ENDED       ENDED        ENDED       ENDED
                                                           12/31/95    12/31/94     10/31/94    10/31/93

Net asset value, beginning of period ..................      $9.800      $9.940      $11.070     $10.000

Income from investment operations:
   Net investment income ..............................       0.590       0.100        0.600       0.650
   Net realized and unrealized gain (loss)
     from investments .................................       1.240      (0.150)      (1.070)      1.070
                                                            -------     -------      -------     -------
   Total from investment operations ...................       1.830      (0.050)      (0.470)      1.720
                                                            -------     -------      -------     -------

Less dividends and distributions:
   Dividends from net investment income ...............      (0.590)     (0.090)      (0.600)     (0.650)
   Distributions from net realized gain on
     investment transactions ..........................          --          --       (0.060)         --
                                                            -------     -------      -------     -------
   Total dividends and distributions ..................      (0.590)     (0.090)      (0.660)     (0.650)
                                                            -------     -------      -------     -------

Net asset value, end of period ........................     $11.040      $9.800       $9.940     $11.070
                                                            =======     =======      =======     =======

Total Return(2) .......................................      19.06%      (0.41%)      (4.50%)     17.54%

Ratios and supplemental data:
   Net assets, end of period
     (000 omitted) ....................................      $4,142      $3,728       $4,054      $3,913
   Ratio of expenses to average
     net assets .......................................       0.38%       0.11%(3)     0.10%       0.00%
   Ratio of expenses to average net assets
     prior to expense limitation ......................       1.25%       1.14%(3)     1.25%       1.25%
   Ratio of net investment income to
     average net assets ...............................       5.51%       6.38%(3)     5.64%       5.65%
   Ratio of net investment income to
     average net assets prior to
     expense limitation ...............................       4.64%       5.35%(3)     4.49%       4.40%
   Portfolio turnover .................................         35%          0%           2%         44%

-------------------
(1)  Ratios have been annualized and the total returns have not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3)  Annualized.
(4) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes
                                                        for tax-exempt income 51

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                              VOYAGEUR INVESTMENT TRUST
                                                                             TAX-FREE UTAH FUND B CLASS
                                                         ------------------------------------------------------------------
                                                           SIX MONTHS    EIGHT MONTHS      YEAR        YEAR     PERIOD FROM
                                                              ENDED         ENDED         ENDED       ENDED      5/27/95(2)
                                                             2/28/99      8/31/98(1)   12/31/97(5)  12/31/96    TO 12/31/95
                                                         (UNAUDITED)(1)
Net asset value, beginning of period ....................   $11.450        $11.330      $10.830      $11.040      $10.630

Income from investment operations:
   Net investment income ................................     0.226          0.313        0.464        0.470        0.300
   Net realized and unrealized gain (loss)
     from investments ...................................    (0.006)         0.120        0.515       (0.210)       0.390
                                                            -------        -------      -------      -------      -------
   Total from investment operations .....................     0.220          0.433        0.979        0.260        0.690
                                                            -------        -------      -------      -------      -------

Less dividends and distributions:
   Dividends from net investment income .................    (0.226)        (0.313)      (0.479)      (0.470)      (0.280)
   Distributions from net realized gain on
     investment transactions ............................    (0.084)            --           --           --           --
                                                            -------        -------      -------      -------      -------
   Total dividends and distributions ....................    (0.310)        (0.313)      (0.479)      (0.470)      (0.280)
                                                            -------        -------      -------      -------      -------

Net asset value, end of period ..........................   $11.360        $11.450      $11.330      $10.830      $11.040
                                                            =======        =======      =======      =======      =======

Total Return(3) .........................................     1.94%          3.87%        9.28%        2.47%        6.60%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..............      $617           $608         $558         $397         $363
   Ratio of expenses to average net assets ..............     1.60%          1.51%        1.50%        1.46%        0.92%(4)
   Ratio of expenses to average net assets prior to
     expense limitation .................................     1.98%          1.92%        3.93%        2.00%        2.00%(4)
   Ratio of net investment income to average net assets .     4.01%          4.14%        4.29%        4.34%        4.74%(4)
   Ratio of net investment income to average net assets
     prior to expense limitation ........................     3.63%          3.73%        1.86%        1.86%        3.66%(4)
   Portfolio turnover ...................................       25%            84%          39%          39%          35%

-------------------
(1)  Ratios have been annualized and the total returns have not been annualized.
(2)  Commencement of operations.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4)  Annualized.
(5) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes

52 for tax-exempt income


NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 1999
(UNAUDITED)
--------------------------------------------------------------------------------
Delaware-Voyageur Tax-Free Arizona ("Tax-Free Arizona Fund") and Delaware-Voyageur Tax-Free California Fund ("Tax-Free California Fund"), series of Voyageur Mutual Funds, Inc., Delaware-Voyageur Tax-Free Arizona Insured Fund ("Tax-Free Arizona Insured Fund"), a series of Voyageur Insured Funds, Inc., and Delaware-Voyageur Tax-Free Colorado Fund ("Tax-Free Colorado Fund"), a series of Voyageur Mutual Funds II, Inc., are registered under the Investment Company Act of 1940 (as amended) as open-end management investment companies. Tax-Free Arizona Insured Fund and Tax-Free Colorado Fund are registered as diversified. Tax-Free Arizona Fund and Tax-Free California Fund are registered as non-diversified. Delaware-Voyageur Tax-Free California Insured Fund ("Tax-Free California Insured Fund"), Delaware-Voyageur Tax-Free New Mexico Fund ("Tax-Free New Mexico Fund"), and Delaware-Voyageur Tax-Free Utah Fund ("Tax-Free Utah Fund"), series of Voyageur Investment Trust, are Massachusetts business trusts registered under the Investment Company Act of 1940 (as amended) as open-end management investment companies. Tax-Free New Mexico Fund and Tax-Free Utah Fund are registered as diversified. Tax-Free California Insured Fund is registered as non-diversified.

Tax-Free Arizona Fund, Tax-Free Arizona Insured Fund, Tax-Free California Fund, Tax-Free California Insured Fund, Tax-Free Colorado Fund, Tax-Free New Mexico Fund and Tax-Free Utah Fund, (referred to separately as "Fund" or collectively as "Funds") seek a high level of current income free from both federal and state income taxes by investing in investment grade municipal bonds. The Funds each offer 3 classes of shares. The A class carries a front-end sales charge of 3.75%. The B class carries a back-end deferred sales charge. The C class carries a level load deferred sales charge.

1. Fund Reorganization
On April 30, 1997, Lincoln National Corporation ("LNC") acquired Voyageur Fund Managers, Inc.'s ("Voyageur") parent, Dougherty Financial Group, Inc. ("DFG") pursuant to an agreement and plan of merger dated January 15, 1997, in which LNC acquired DFG including the mutual fund investment advisory business of DFG conducted by Voyageur. Upon completion of the acquisition, Delaware Management Company ("DMC") became the investment adviser to the Funds, Delaware Distributors, L.P. ("DDLP") became the distributor for the Funds, and Delaware Service Company, Inc. ("DSC") became the transfer, dividend-disbursing, shareholder servicing and accounting and administration service agent for the Funds. DMC, DDLP and DSC assumed these services under substantially similar fee structures that were in effect prior to the acquisition.

2. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation - Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Funds' Board of Directors.

Federal Income Taxes - Each Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts and market premiums are amortized to interest income over the lives of the respective securities. The Funds declare dividends from net investment income daily and pay them monthly. Capital gains, if any, are distributed annually.

3. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Funds pay DMC, the Investment Manager of each Fund, an annual fee, which is calculated daily on the net assets of each Fund.

DMC has elected to waive its fees and reimburse each Fund to the extent that annual operating expenses exclusive of distribution expenses, taxes, interest, brokerage commissions and extraordinary expenses, do not exceed the following percentages of average daily net assets through June 30, 1999. The management fee rates and waiver rates are as follows:

                                                        for tax-exempt income 53

--------------------------------------------------------------------------------
3. Investment Management and Other Transactions with Affiliates (Continued)
On February 28, 1999, the Fund had payables to affiliates as follows:

                                               TAX-FREE    TAX-FREE     TAX-FREE     TAX-FREE     TAX-FREE    TAX-FREE   TAX-FREE
                                               ARIZONA     ARIZONA     CALIFORNIA   CALIFORNIA    COLORADO   NEW MEXICO    UTAH
                                                 FUND    INSURED FUND     FUND     INSURED FUND     FUND        FUND       FUND
                                               --------  ------------  ----------  ------------   --------   ----------  --------
Management fee as a percentage
  of average daily net assets
 (per annum) ..............................     0.50%       0.50%        0.50%        0.50%        0.50%       0.50%      0.50%
Operating Expense Limitation as
  a percentage of average daily
  net assets (per annum) ..................     0.35%       0.70%        0.10%        0.75%        0.75%       0.75%      0.60%

The Funds have engaged DSC, an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting and administration services. Each fund pays DSC a monthly fee based on number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

On February 28, 1999, the Funds had payables to affiliates as follows:

                                               TAX-FREE    TAX-FREE     TAX-FREE     TAX-FREE     TAX-FREE    TAX-FREE   TAX-FREE
                                               ARIZONA     ARIZONA     CALIFORNIA   CALIFORNIA    COLORADO   NEW MEXICO    UTAH
                                                 FUND    INSURED FUND     FUND     INSURED FUND     FUND        FUND       FUND
                                               --------  ------------  ----------  ------------   --------   ----------  --------
Investment Management fees
  payable to DMC ...........................    $   --     $99,942      $   --        $11,214     $251,383    $13,020     $  --
Dividend disbursing, transfer
  agent fees, accounting fees and
  other expenses payable to DSC ............     1,716      15,054       2,788          3,508       32,785      2,647       365
Other expenses payable to DMC and
  affiliates ...............................       895       6,078         707            436       11,473        326       107

Pursuant to the Distribution Agreement, the Funds pay DDLP, the Distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Classes for each Fund.

For the six months ended February 28, 1999, DDLP earned commissions on sales of the Fund A Class shares for each Fund as follows:

                                       TAX-FREE    TAX-FREE     TAX-FREE     TAX-FREE     TAX-FREE    TAX-FREE   TAX-FREE
                                       ARIZONA     ARIZONA     CALIFORNIA   CALIFORNIA    COLORADO   NEW MEXICO    UTAH
                                         FUND    INSURED FUND     FUND     INSURED FUND     FUND        FUND       FUND
                                       --------  ------------  ----------  ------------   --------   ----------  --------
                                        $7,799     $94,472      $9,818       $4,232       $41,993     $33,073      $368

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Funds. These officers, directors and employees are paid no compensation by the Funds.

4. Investments
During the six months ended February 28, 1999, the Funds made purchases and sales of investment securities other than U.S. government securities and temporary cash investments for each Fund as follows:

                                        TAX-FREE      TAX-FREE       TAX-FREE      TAX-FREE      TAX-FREE      TAX-FREE     TAX-FREE
                                        ARIZONA       ARIZONA       CALIFORNIA    CALIFORNIA     COLORADO     NEW MEXICO      UTAH
                                          FUND      INSURED FUND       FUND      INSURED FUND      FUND          FUND         FUND
                                      -----------   ------------   -----------   ------------  ------------   ----------    --------
Purchases: .......................    $10,493,426   $33,351,478    $22,322,120   $12,946,512   $114,771,408   $4,621,215    $826,094
Sales: ...........................      5,327,249    37,312,531     12,154,857    12,742,137    102,362,198    2,157,850     978,926

54 for tax-exempt income

--------------------------------------------------------------------------------
At February 28, 1999, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                                          TAX-FREE     TAX-FREE      TAX-FREE     TAX-FREE      TAX-FREE     TAX-FREE     TAX-FREE
                                          ARIZONA      ARIZONA      CALIFORNIA   CALIFORNIA     COLORADO    NEW MEXICO      UTAH
                                            FUND     INSURED FUND      FUND     INSURED FUND      FUND         FUND         FUND
                                        -----------  ------------  -----------  ------------  ------------  -----------  ----------
Cost of Investments ..................  $22,800,547  $168,583,174  $33,869,049  $33,799,706   $350,827,638  $23,719,925  $3,019,210
                                        ===========  ============  ===========  ===========   ============  ===========  ==========
Aggregate unrealized appreciation ....      666,220    13,721,516      605,598    2,146,492     26,754,128    1,591,819     184,961
Aggregate unrealized depreciation ....      (32,630)     (116,129)     (91,558)     (50,600)      (427,989)     (32,926)     (1,325)
                                        -----------  ------------  -----------  -----------   ------------  -----------  ----------
Net unrealized appreciation ..........      633,590    13,605,387      514,040    2,146,892     26,326,139    1,558,893     183,636
                                        ===========  ============  ===========  ===========   ============  ===========  ==========

For federal income tax purposes the Funds had capital loss carryforwards of the following amounts:

                                          TAX-FREE     TAX-FREE      TAX-FREE     TAX-FREE      TAX-FREE     TAX-FREE     TAX-FREE
                                          ARIZONA      ARIZONA      CALIFORNIA   CALIFORNIA     COLORADO    NEW MEXICO      UTAH
                                            FUND     INSURED FUND      FUND     INSURED FUND      FUND         FUND         FUND
                                        -----------  ------------  -----------  ------------  ------------  -----------  ----------
Expires in 2002 ......................       $0      $        0        $0         $      0     $        0    $241,080      $    0
Expires in 2003 ......................        0       2,746,656         0          421,693      2,260,620     277,128           0
Expires in 2004 ......................        0               0         0                0        832,567      22,469       3,293
                                             --      ----------        --         --------     ----------    --------      ------
                                             $0      $2,746,656        $0         $421,693     $3,093,187    $540,677      $3,293
                                             ==      ==========        ==         ========     ==========    ========      ======

5. Capital Stock
Transactions in capital of stock shares were as follows:

                                                               TAX-FREE ARIZONA FUND            TAX-FREE ARIZONA INSURED FUND
                                                       -----------------------------------   ----------------------------------
                                                       SIX MONTHS  EIGHT MONTHS      YEAR    SIX MONTHS  EIGHT MONTHS     YEAR
                                                          ENDED       ENDED         ENDED       ENDED        ENDED       ENDED
                                                         2/28/99     8/31/98      12/31/97     2/28/99      8/31/98    12/31/97
                                                       (UNAUDITED)                           (UNAUDITED)
Shares sold:
   A Class ........................................       430,289     204,834      158,751     523,869      489,440     778,637
   B Class ........................................        33,295     142,024      130,063      88,110      128,628     146,974
   C Class ........................................        14,663      25,868       27,479      65,938        9,588      23,129

Shares issued upon reinvestment of
   dividends from net investment income
   and net realized gains from investment
   transactions:
   A Class ........................................        24,507      23,556       29,507     153,729      206,605     369,681
   B Class ........................................         7,466       7,389        8,686       4,922        5,160       7,217
   C Class ........................................           874         698          159         691          912       1,342
                                                          -------     -------      -------     -------    ---------   ---------
                                                          511,094     404,369      354,645     837,259      840,333   1,326,980
                                                          -------     -------      -------     -------    ---------   ---------
Shares repurchased:
   A Class ........................................       (48,445)   (121,649)    (120,327)   (866,256)  (1,438,707) (3,811,075)
   B Class ........................................       (14,224)    (40,602)    (132,059)     (8,567)     (38,808)   (116,629)
   C Class ........................................        (3,978)        (33)          --          --      (15,119)    (15,711)
                                                          -------     -------      -------     -------    ---------   ---------
                                                          (66,647)   (162,284)    (252,386)   (874,823)  (1,492,634) (3,943,415)
                                                          -------     -------      -------     -------    ---------   ---------

Net Increase (Decrease) ...........................       444,447     242,085      102,259     (37,564)    (652,301) (2,616,435)
                                                          =======     =======      =======     =======    =========   =========

                                                        for tax-exempt income 55

--------------------------------------------------------------------------------
5. Capital Stock (Continued)

                                                             TAX-FREE CALIFORNIA FUND         TAX-FREE CALIFORNIA INSURED FUND
                                                       -----------------------------------   ----------------------------------
                                                       SIX MONTHS  EIGHT MONTHS      YEAR    SIX MONTHS  EIGHT MONTHS     YEAR
                                                          ENDED       ENDED         ENDED       ENDED        ENDED       ENDED
                                                         2/28/99     8/31/98      12/31/97     2/28/99      8/31/98    12/31/97
                                                       (UNAUDITED)                           (UNAUDITED)
Shares sold:
   A Class .........................................      761,049     689,801      325,158     180,293      396,502     135,140
   B Class .........................................      285,770     309,443      443,601      96,745       39,549      62,442
   C Class .........................................      197,364      58,498        8,190       1,771       10,226      37,910

Shares issued upon reinvestment of
   dividends from net investment income
   and net realized gains from investment
   transactions:
   A Class .........................................       27,105      11,126        7,845      21,551       30,176      56,507
   B Class .........................................        7,231       5,345        3,798       4,165        5,418      10,856
   C Class .........................................        1,797         615          611         149          223         355
                                                        ---------   ---------      -------     -------      -------     -------
                                                        1,280,316   1,074,828      789,203     304,674      482,094     303,210
                                                        ---------   ---------      -------     -------      -------     -------
Shares repurchased:
   A Class .........................................      (44,201)    (64,555)     (52,777)   (177,649)    (310,834)   (650,095)
   B Class .........................................      (85,524)    (21,844)      (7,430)    (44,040)     (56,776)   (109,515)
   C Class .........................................       (8,729)         --       (7,965)         --      (12,424)         --
                                                        ---------   ---------      -------     -------      -------     -------
                                                         (138,454)    (86,399)     (68,172)   (221,689)    (380,034)   (759,610)
                                                        ---------   ---------      -------     -------      -------     -------

Net Increase (Decrease) ............................    1,141,862     988,429      721,031      82,985      102,060    (456,400)
                                                        =========   =========      =======     =======      =======     =======

                                                             TAX-FREE COLORADO FUND               TAX-FREE NEW MEXICO FUND
                                                       -----------------------------------   ----------------------------------
                                                       SIX MONTHS  EIGHT MONTHS      YEAR    SIX MONTHS  EIGHT MONTHS     YEAR
                                                          ENDED       ENDED         ENDED       ENDED        ENDED       ENDED
                                                         2/28/99     8/31/98      12/31/97     2/28/99      8/31/98    12/31/97
                                                       (UNAUDITED)                           (UNAUDITED)
Shares sold:
   A Class .........................................    2,484,425   1,760,189    2,280,831     180,748      242,673     104,678
   B Class .........................................      216,540     247,293      326,460      47,061       59,162      28,562
   C Class .........................................      118,310      57,114       50,877       5,471        5,720       8,900

Shares issued upon reinvestment of
   dividends from net investment income
   and net realized gains from investment
   transactions:
   A Class .........................................      485,580     653,195    1,164,027      23,566       30,674      49,974
   B Class .........................................       15,142      16,342       20,340       1,958        1,892       2,060
   C Class .........................................        3,678       3,944        6,297         705          756       1,159
                                                        ---------   ---------    ---------     -------      -------     -------
                                                        3,323,675   2,738,077    3,848,832     259,509      340,877     195,333
                                                        ---------   ---------    ---------     -------      -------     -------
Shares repurchased:
   A Class .........................................   (2,212,117) (2,861,037)  (5,214,040)    (51,787)    (107,432)   (339,101)
   B Class .........................................      (37,870)    (17,487)     (48,522)    (10,124)          (1)     (9,814)
   C Class .........................................      (11,974)    (30,633)     (49,216)     (4,448)          --     (13,780)
                                                        ---------   ---------    ---------     -------      -------     -------
                                                       (2,261,961) (2,909,157)  (5,311,778)    (66,359)    (107,433)   (362,695)
                                                        ---------   ---------    ---------     -------      -------     -------

Net Increase (Decrease) ............................    1,061,714    (171,080)  (1,462,946)    193,150      233,444    (167,362)
                                                        =========   =========    =========     =======      =======     =======

56 for tax-exempt income

--------------------------------------------------------------------------------

5. Capital Stock (Continued)

                                                    TAX-FREE UTAH FUND
                                            -----------------------------------
                                            SIX MONTHS  EIGHT MONTHS     YEAR
                                               ENDED       ENDED        ENDED
                                              2/28/99     8/31/98      12/31/97
                                            (UNAUDITED)
Shares sold:
   A Class ...............................      7,805      10,066       18,541
   B Class ...............................        175       2,835       12,225
   C Class ...............................         --          --           --

Shares issued upon reinvestment of
  dividends from net investment income
  and net realized gains from investment
  transactions:
   A Class ...............................      2,252       2,657        5,592
   B Class ...............................      1,090       1,044        1,701
   C Class ...............................         --          --           --
                                               ------      ------       ------
                                               11,322      16,602       38,059
                                               ------      ------       ------
Shares repurchased:
   A Class ...............................    (17,531)    (52,281)     (95,952)
   B Class ...............................        (25)         --       (1,374)
   C Class ...............................         --          --           --
                                               ------      ------       ------
                                              (17,556)    (52,281)     (97,326)
                                               ------      ------       ------

Net Increase (Decrease) ..................     (6,234)    (35,679)     (59,267)
                                               ======      ======       ======

6. Lines of Credit
The Funds have committed lines of credit for the following amounts:


                                    TAX-FREE    TAX-FREE     TAX-FREE     TAX-FREE    TAX-FREE     TAX-FREE   TAX-FREE
                                     ARIZONA    ARIZONA     CALIFORNIA   CALIFORNIA   COLORADO    NEW MEXICO    UTAH
                                      FUND    INSURED FUND     FUND     INSURED FUND    FUND         FUND       FUND
                                    --------  ------------  ----------  ------------ -----------  ----------  --------
                                    $800,000   $9,900,000    $500,000    $1,800,000  $18,500,000  $1,000,000  $200,000

No amounts were outstanding at February 28, 1999, or at anytime during the period.

7. Credit and Market Risk
The Funds concentrate their investments in securities mainly issued by each specific state's municipalities. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statements of Net Assets.

DELAWARE INVESTMENTS FAMILY OF FUNDS


FOR GROWTH OF CAPITAL
Aggressive Growth Fund
Trend Fund
DelCap Fund
Small Cap Value Fund
U.S. Growth Fund
Growth Stock Fund
Tax-Efficient Equity Fund
Social Awareness Fund

FOR TOTAL RETURN
Blue Chip Fund
Devon Fund
Growth and Income Fund
Decatur Equity Income Fund
REIT Fund
Delaware Balanced Fund

FOR INTERNATIONAL DIVERSIFICATION
Emerging Markets Fund
New Pacific Fund
Overseas Equity Fund
International Equity Fund
Global Equity Fund
Global Bond Fund

FOR CURRENT INCOME
Delchester Fund
High-Yield Opportunities Fund
Strategic Income Fund
Corporate Bond Fund
Extended Duration Bond Fund
U.S. Government Fund
US Government Securities Fund
Limited-Term Government Fund

FOR TAX-EXEMPT INCOME
National High Yield Municipal Bond Fund
Tax-Free USA Fund
Tax-Free Insured Fund
Tax-Free USA Intermediate Fund
State Tax-Free Funds*

MONEY MARKET FUNDS
Delaware Cash Reserve
Tax-Free Money Fund

ASSET ALLOCATION FUNDS
Growth Portfolio
Balanced Portfolio
Income Portfolio

* Available for the following states: Arizona, California, Colorado, Florida, Idaho, Iowa, Kansas, Minnesota, Missouri, North Dakota, New Jersey, New Mexico, New York, Ohio, Oregon, Pennsylvania, Utah, Washington, Wisconsin. Insured and intermediate bond funds are available in selected states.


funds

[photo of computer keyboard]

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

THIS SEMI-ANNUAL REPORT IS FOR THE INFORMATION OF TAX-FREE ARIZONA FUNDS, TAX-FREE California Funds, Tax-Free Colorado Fund, Tax-Free New Mexico Fund, and Tax-Free Utah Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for any of these Funds and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of each Fund. You should read the prospectus carefully before you invest or send money. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

INVESTMENT MANAGER
Delaware Management Company
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

[photo of globes]

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawarefunds.com

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Funds are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Funds are not bank or credit union deposits.

(C) Delaware Distributors, L.P.

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

Printed in the USA
on recycled paper

SA-WEST [2/99] PP4/99
(1593)